AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 8, 2016

SECURITIES ACT FILE NO. 333-207712

INVESTMENT COMPANY ACT FILE NO. 811-23107

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 2	☐ Post-Effective Amendment No.

Legg Mason Funds Trust

(Exact Name of Registrant as Specified in Charter)

620 Eighth Avenue

New York, New York 10018

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(888) 777-0102

(Area Code and Telephone Number)

Jane E. Trust

Legg Mason & Co., LLC

100 International Drive

Baltimore, MD 21202

(Name and Address of Agent for Services)

with copies to:

Sarah E. Cogan, Esq.	Robert I. Frenkel, Esq.
Simpson Thacher & Bartlett LLP	Legg Mason & Co., LLC
425 Lexington Avenue	100 First Stamford Place
New York, New York 10017	Stamford, Connecticut 06902

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of common shares of beneficial interest of Legg Mason Funds Trust are registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

LMP Real Estate Income Fund Inc.

620 Eighth Avenue

New York, New York 10018

            , 2016

Dear Stockholder:

A Special Meeting of Stockholders (the “Meeting”) of LMP Real Estate Income Fund Inc. (“RIT”) will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on March 18, 2016 at 10:00 a.m., Eastern Time, for the purposes of considering and voting upon the following:

1.	A proposal to approve the merger of RIT with and into Legg Mason Funds Trust (“LM Trust”), in accordance with the Maryland General Corporation Law and the Maryland Statutory Trust Act.

The close of business on November 30, 2015 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Stockholders are being asked to consider a proposal to approve the merger of RIT with and into LM Trust, in accordance with the Maryland General Corporation Law and the Maryland Statutory Trust Act (the “Merger”). The attached Proxy Statement/Prospectus asks for your approval of the Merger. After careful consideration, the Board of RIT recommends that you vote “FOR” the Merger.

RIT is a closed-end, non-diversified management investment company listed on the New York Stock Exchange. RIT’s primary investment objective is high current income with capital appreciation as a secondary investment objective. LM Trust is a newly organized, open-end management investment company and currently has only one series, ClearBridge Real Estate Opportunities Fund (“CRO” together with RIT, the “Funds”), which is non-diversified. CRO’s primary investment objective is total return. A more detailed comparison of the Funds’ investment objectives and policies appears in the attached Proxy Statement/Prospectus.

If stockholders approve the Merger, each share of common stock (including fractional shares) of RIT would convert into an equivalent dollar amount (to the nearest $0.001) of Class O shares of CRO, based on the net asset value of RIT on the date preceding the Merger. Holders of Class O shares received pursuant to the Merger will be subject to a redemption fee of 1.00% for a period of 12 months following the Merger. It is anticipated that CRO will sell other classes of shares, in addition to Class O, at a future date, which may have different fees and expenses.

The Board believes that the Merger is in the best interest of RIT stockholders. Merging RIT with and into LM Trust will give stockholders liquidity for their shares of common stock of RIT at net asset value. In addition, since RIT and CRO have similar investment policies and strategies, RIT stockholders will continue to have exposure to the real estate industry. Moreover, it is anticipated the total annual operating expenses borne by RIT stockholders will be reduced from 1.48% to 1.00%. Also, the Merger will provide the combined Fund the opportunity to grow as an open-end fund, which may bring the potential for future economies of scale.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. To vote, simply date, sign and return the proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card for voting by touch-tone telephone or on the Internet.

If you have any questions about the proposals to be voted on, please call Georgeson Inc. (operating under the name Computershare Fund Services) at 1-888-985-2050.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

Jane E. Trust

President and Chief Executive Officer

LMP REAL ESTATE INCOME FUND INC.

IMPORTANT NEWS FOR STOCKHOLDERS

The enclosed combined Proxy Statement/Prospectus describes a proposal to approve the merger of LMP Real Estate Income Fund Inc. (“RIT”) with and into Legg Mason Funds Trust (“LM Trust”), in accordance with the Maryland General Corporation Law and the Maryland Statutory Trust Act (the “Merger”).

While we encourage you to read the full text of the enclosed combined Proxy Statement/Prospectus, here is a brief overview of the Merger. Please refer to the more complete information contained elsewhere in the combined Proxy Statement/Prospectus about the Merger.

COMMON QUESTIONS ABOUT THE PROPOSED MERGER

Q.	Why am I receiving the Proxy Statement/Prospectus?

A.     You are being asked to vote in favor of a proposal to approve the merger of RIT with and into LM Trust in accordance with the Maryland General Corporation Law and the Maryland Statutory Trust Act.

Q.	What is the Merger and how will it affect me?

A.     If the Merger is approved, RIT will be merged with and into LM Trust, in accordance with the Maryland General Corporation Law and the Maryland Statutory Trust Act. As a result of the Merger, each share of common stock (including fractional shares) of RIT would convert into an equivalent dollar amount (to the nearest $0.001) of Class O shares of ClearBridge Real Estate Opportunities Fund (“CRO” together with RIT, the “Funds”), based on the net asset value of RIT on the date preceding the Merger.

LM Trust is a newly organized, open-end management investment company and currently has only one series, CRO, which is non-diversified. Immediately following the Merger, former RIT stockholders will be the only holders of Class O shares of CRO. Holders of Class O shares received pursuant to the Merger will be subject to a redemption fee of 1.00% for a period of 12 months following the Merger. It is anticipated that CRO will sell other classes of shares, in addition to Class O, at a future date, which may have different fees and expenses.

Q.	Why is the Merger being recommended?

The Board believes that the Merger is in the best interest of RIT stockholders. Merging RIT with and into LM Trust will give stockholders liquidity for their shares of common stock of RIT at net asset value. In addition, since RIT and CRO have similar investment policies and strategies, RIT stockholders will continue to have exposure to the real estate industry. Moreover, it is anticipated the total annual operating expenses borne by RIT stockholders will be reduced from 1.48% to 1.00%. Also, the Merger will provide the combined Fund the opportunity to grow as an open-end fund, which may bring the potential for future economies of scale.

At a meeting held on October 21, 2015, the Board of Directors of RIT and the Board of Trustees of LM Trust, including all of the Directors/Trustees who are not “interested persons” of RIT and LM Trust, respectively, under the Investment Company Act of 1940, as amended (the “Independent Members”) (the “1940 Act”), unanimously approved an Agreement and Plan of Merger.

Q.	Are CRO’s investment objectives and policies similar to those of RIT?

A.     RIT and CRO have different investment objectives, but similar investment policies and strategies.

RIT’s primary investment objective is high current income with capital appreciation as a secondary investment objective. CRO’s primary investment objective is total return. The Board believes that the broadening of the investment mandate will allow CRO to invest opportunistically, while providing diversification.

Under normal market conditions, RIT invests at least 90% of its total assets in income-producing common shares, preferred shares, convertible preferred shares and debt securities issued by real estate companies (companies, including real estate investment trusts or “REITs,” that generally derive at least 50% of their revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or have at least 50% of their assets invested in such real estate); and at least 80% of its total assets in income-producing equity securities issued by REITs. Similarly, under normal market conditions, CRO will invest at least 80% of its total assets in securities issued by real estate entities (including REITs) or real estate related companies, including, but not limited to: non-REIT property ownership companies, property developers, companies with property ownership as a key capital investment, vendors of various real estate-related services and financial institutions primarily focused on the real estate industry.

RIT and CRO have different policies in connection with the use of leverage. As of October 23, 2015, RIT had $37 million outstanding under a revolving credit agreement with BNP Paribas Prime Brokerage, Inc. (“BNP Paribas”), which allows RIT to borrow up to an aggregate amount of $45,000,000 provided that, with approval of BNP Paribas, RIT may increase the size of the loan to $75,000,000 upon a five business day notice. The agreement renews daily for a 180-day term unless notice to the contrary is given to RIT. CRO has not entered into a credit agreement with any lender and does not anticipate using leverage for investment purposes, but may borrow money to meet redemptions. If the Merger is approved, RIT’s credit facility will be terminated prior to the completion of the Merger. RIT may be required to sell portfolio securities prior to the completion of the Merger that it otherwise would not have sold in order to repay borrowings under the credit facility. As a result, RIT may experience higher transaction costs and RIT stockholders may experience higher taxes when common stock (including fractional shares) of RIT (“RIT Shares”) are held in a taxable account.

Please see “Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus for a more complete comparison of the Funds’ investment objectives, policies and a summary of the principal risks of investing in the Funds.

Q.	How is an open-end fund different than a closed-end fund?

A.     General. RIT is registered as a closed-end fund under the 1940 Act. Closed-end funds do not issue redeemable securities and do not engage in the continuous sale of new shares. Accordingly, closed-end funds operate with a relatively fixed capitalization. Shares of closed-end funds are normally bought and sold on national securities exchanges. RIT’s shares are currently traded on the New York Stock Exchange (the “NYSE”) and would be delisted as a result of the Merger.

Shares of open-end funds, including LM Trust, are redeemable securities. Stockholders of open-end funds have the right to surrender their shares to the fund and receive an amount equal to the then-current net asset value of the shares (less any redemption or other fee that may be imposed by the fund). Most open-end funds also continuously offer new shares to investors based on the net asset value of the shares at the time of purchase.

Acquisition and Disposition of Shares. Stockholders generally pay brokerage commissions in connection with the purchase and sale of RIT Shares on the NYSE. If the Merger occurs, investors wishing to acquire future shares of CRO would be able to purchase shares either through selected financial intermediaries or directly from Legg Mason Investor Services, LLC (“LMIS”). The financial intermediary must have a dealer arrangement with LMIS. Purchases by new beneficial owners of CRO may be subject to certain fees.

If CRO’s investment manager determines that it would not be in the best interests of CRO’s remaining shareholders to make a redemption payment wholly in cash, CRO may honor a redemption request by delivering portfolio securities to a shareholder to pay all or a portion of the redemption proceeds. However, CRO will not use securities to satisfy any request for redemption, or combination of requests from the same shareholder in any 90-day period, if the total redemption amount does not exceed $250,000 or 1% of the net assets of CRO, whichever is less. When a redemption is paid “in kind,” the securities distributed to the redeeming shareholder will be valued in accordance with the procedures described CRO’s prospectus. Because a redemption in-kind may be used during times when the markets experience increased illiquidity, these valuation methods may include fair value estimations and a shareholder may have difficulty selling those securities at the valuation price. A shareholder receiving securities from the fund may incur costs in holding and when subsequently selling those securities, and the market price of those securities will be subject to fluctuation until they are sold. CRO will not use securities to pay redemptions by LMIS or other affiliated persons of CRO, except as permitted by law, the Securities and Exchange Commission (the “SEC”) rules or orders, or interpretive guidance from the SEC staff or other proper authorities.

Voting Rights. If the Merger occurs, opportunities for beneficial owners to vote on particular issues will be less frequent. Under the Maryland Statutory Trust Act, LM Trust is not required to hold meetings other than as stated in its governing instruments. Although RIT’s By-Laws currently require RIT to hold annual meetings of stockholders, LM Trust’s by-laws provide that LM Trust will not be required to hold an annual meeting of stockholders in any year in which the election of directors is not required to be acted upon under the 1940 Act. LM Trust does not intend to hold annual meetings in any year in which it is not required to do so. By not holding annual meetings each year, LM Trust will save the costs of preparing proxy materials and soliciting stockholder votes.

LM Trust would, however, be required to hold a meeting of beneficial owners when their approval is required under the 1940 Act or Maryland law. Under the 1940 Act, LM Trust would be required to hold a beneficial owner meeting (i) to elect trustees if the number of trustees elected by beneficial owners was at any time less than majority of the total number of trustees; (ii) to approve any change in CRO’s fundamental investment policies; (iii) to approve material changes in CRO’s management agreement or subadvisory agreement; or (iv) in certain cases, to approve changes in the distribution plan proposed to be adopted pursuant to Rule 12b-1 under the 1940 Act.

If the Merger occurs, beneficial owners will generally have one vote per share and an appropriate fraction of a vote for each fractional share on each matter submitted to a stockholder vote.

Determination of Net Asset Value. SEC regulations generally require open-end funds to value their assets at least once on each business day in order to determine the current net asset value at which shares may be redeemed by stockholders or purchased by investors. Similarly, RIT also currently calculates its net asset value on a daily basis. The net asset value of most open-end funds is published daily by leading financial publications.

See “Proposal 1—Information About the Merger—Differences Between Maryland Corporations and Maryland Statutory Trusts.”

Q.	How will the Merger affect fees and expenses?

It is anticipated that the total annual operating expenses borne by RIT stockholders will be reduced from 1.48% to 1.00% following the Merger. No sales load, contingent deferred sales charge, commission or other transactional fee will be charged as a result of the Merger. However, holders of Class O shares received pursuant to the Merger who redeem their Class O shares within 12 months from the completion of the Merger will be subject to a 1.00% redemption fee.

Q.	Will I have to pay any taxes as a result of the Merger?

A.    The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Assuming the Merger qualifies for such treatment, you generally will not recognize a gain or loss for federal income tax purposes as a result of the Merger. As a condition to the closing of the Merger, RIT and LM Trust will each receive an opinion of counsel to the effect that the Merger will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax advisor about any state, local and other tax consequences of the Merger. See “Proposal 1—Information About the Merger—Federal Income Tax Consequences.”

In addition, it is estimated RIT will experience a portfolio turnover of approximately 48% as a result of repositioning of the portfolio, with most of the turnover occurring prior to the Merger. As a result, RIT stockholders may experience higher taxes when their shares are held in a taxable account. In addition, CRO might be required to sell portfolio securities in order to meet potential redemptions, thereby resulting in the realization of gains (or losses) and potentially increasing taxable distributions to CRO shareholders. Long-term gains, net of any capital loss carry forward, of approximately $3,114,957 or $0.2723 per share are expected as a result of the portfolio turnover. The gains per share noted above assume the current level of net assets and shares outstanding of RIT. If CRO experiences redemptions of 50% of its assets subsequent to the Merger, the net gains per share from the portfolio turnover would be approximately $0.55 per share.

Q.	Who will pay for the Merger?

A.    The costs of the Merger, including legal, audit, and the preparing, printing, assembling and mailing material in connection with this solicitation of proxies, are estimated to be approximately $598,000. LMPFA, or an affiliate thereof, will bear half the costs of the Merger, with the remaining costs borne by RIT.

Q.	How does the Board recommend that I vote on the Merger?

A.    After careful consideration, Board of Directors of RIT, including all of the Independent Members, unanimously recommends that you vote FOR the Merger.

Q.	What will happen if the Merger is not approved?

A.    If the Merger is not approved, RIT will continue as a separate investment company, and RIT’s Board of Directors will consider such alternatives as it determines to be in the best interests of stockholders, including re-proposing the Merger.

Q.	When is the Merger expected to happen?

A.    If RIT’s stockholders approve the Merger, the Merger is expected to occur on or about April 8, 2016.

Q.	Will my vote make a difference?

A.    Your vote is very important and can make a difference in the governance of RIT, no matter how many shares you own. Your vote can help ensure that the proposals recommended by the Board can be implemented. We encourage all stockholders to participate in the governance of RIT.

Q.	Whom do I call if I have questions?

A.    If you need more information, or have any questions about voting, please call Georgeson Inc. (operating under the name Computershare Fund Services), RIT’s proxy solicitor, at 1-888-985-2050.

Q.	How do I vote my shares?

A.    You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card or electronically by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope.

You may also attend the Special Meeting of Stockholders of RIT, to be held at 620 Eighth Avenue, 49th Floor, New York, New York, on March 18, 2016 at 10:00 a.m., Eastern Time, and vote in person. However, even if you intend to attend the meeting, we encourage you to provide voting instructions by one of the methods described above.

It is important that you vote promptly.

LMP REAL ESTATE INCOME FUND INC.

620 Eighth Avenue

New York, New York 10018

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

            , 2016

To the Stockholders:

The Special Meeting of Stockholders (the “Meeting”) of LMP Real Estate Income Fund (“RIT”) will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on March 18, 2016 at 10:00 a.m., Eastern Time, to consider and vote on the following proposals, as more fully described in the enclosed Proxy Statement/ Prospectus:

1.	A proposal to approve the merger of RIT with and into Legg Mason Funds Trust, in accordance with the Maryland General Corporation Law and the Maryland Statutory Trust Act (the “Merger”).

The Board of RIT recommends that you vote “FOR” the Merger upon which you are being asked to vote.

Stockholders of record at the close of business on November 30, 2015 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

By order of the Board of Directors,

Robert I. Frenkel
Secretary

            , 2016

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD (WHICH WILL BE MADE AVAILABLE TO YOU SEPARATELY) OR PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to RIT involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration
Corporate Accounts	Valid Signature
(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

2

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JANUARY 8, 2015

PROXY STATEMENT/PROSPECTUS

            , 2016

PROXY STATEMENT FOR:

LMP REAL ESTATE INCOME FUND INC.

620 Eighth Avenue

New York, New York 10018

1-888-777-0102

PROSPECTUS FOR:

CLEARBRIDGE REAL ESTATE OPPORTUNITIES FUND

620 Eighth Avenue

New York, New York 10018

1-888-777-0102

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of LMP Real Estate Income Fund Inc. (“RIT”) for RIT’s Special Meeting of Stockholders (the “Meeting”). The Meeting will be held on March 18, 2016 at 620 Eighth Avenue, 49th Floor, New York, New York at 10:00 a.m., Eastern Time. At the Meeting, stockholders of RIT will be asked to consider and act upon the following:

1. A proposal to approve the merger of RIT with and into Legg Mason Funds Trust (“LM Trust”), in accordance with the Maryland General Corporation Law and the Maryland Statutory Trust Act (the “Merger”).

If Proposal 1 is approved, RIT will be merged with and into LM Trust, in accordance with the Maryland General Corporation Law and the Maryland Statutory Trust Act. LM Trust is a newly organized, open-end management investment company and currently has only one series, ClearBridge Real Estate Opportunities Fund (“CRO” together with RIT, the “Funds”), which is non-diversified. As a result of the Merger, each share of common stock, par value $0.001, of RIT (the “RIT Shares”) would convert into an equivalent dollar amount (to the nearest $0.001) of Class O shares of CRO (“CRO Shares”), based on the net asset value of RIT on the date preceding the Merger. Immediately following the Merger, former RIT stockholders will be the only holders of CRO Shares. Holders of CRO Shares received pursuant to the Merger will be subject to a redemption fee of 1.00% for a period of 12 months following the Merger. It is anticipated that CRO will sell other classes of shares, in addition to Class O, at a future date, which may have different fees and expenses.

The Board believes that the Merger is in the best interest of RIT stockholders. Merging RIT with and into LM Trust will give stockholders liquidity for their RIT Shares at net asset value. In addition, since RIT and CRO have similar investment policies and strategies, RIT stockholders will continue to have exposure to the real estate industry. Moreover, it is anticipated the total annual operating expenses borne by RIT stockholders will be reduced from 1.48% to 1.00%. Also, the Merger will provide the combined Fund the opportunity to grow as an open-end fund, which may bring the potential for future economies of scale.

At a meeting held on October 21, 2015, the Board of Directors of the RIT and the Board of Trustees of LM Trust, including all of the Directors/Trustees who are not “interested persons” (the “Independent Members”) of RIT or LM Trust, respectively, under the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved an Agreement and Plan of Merger with respect to both Funds.

RIT was incorporated as a Maryland corporation on May 16, 2002. LM Trust was incorporated as a Maryland statutory trust on October 21, 2015. RIT is a closed-end, non-diversified management investment company listed on the New York Stock Exchange (the “NYSE”). CRO is the only series of LM Trust, a newly organized, open-end management investment company.

RIT and CRO have different investment objectives but similar investment policies and strategies. RIT’s primary investment objective is high current income with capital appreciation as a secondary investment objective. CRO’s primary investment objective is total return. Please see “Proposal 1—Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus for a more complete comparison of the Funds’ investment objectives and policies.

The Merger will be effected pursuant to an Agreement and Plan of Merger, a form of which is attached to this Proxy Statement/Prospectus as Appendix A. The material terms and conditions of the Agreement and Plan of Merger are summarized in this Proxy Statement/Prospectus. See “Proposal 1—Information About the Merger—The Agreement and Plan of Merger.”

This Proxy Statement/Prospectus serves as a prospectus for CRO Shares under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the issuance of CRO Shares pursuant to the Merger.

Assuming the holders of RIT Shares approve the Merger and all other conditions to the consummation of the Merger are satisfied or waived, the Funds will jointly file Articles of Merger (the “Articles of Merger”) with the State Department of Assessments and Taxation of Maryland (the “SDAT”). The Merger will become effective when the SDAT accepts for record the Articles of Merger or at such later time, which may not exceed 30 days after the Articles of Merger are accepted for record, as specified in the Articles of Merger. The date when the Articles of Merger are accepted for record, or the later date, is referred to in this Proxy Statement/Prospectus as the “Closing Date.” RIT, as soon as practical after the Closing Date, will withdraw its registration under the 1940 Act. In addition, RIT Shares would be delisted on the NYSE as a result of the Merger.

The Merger is being structured as a tax-free reorganization for federal income tax purposes. See “Proposal 1—Information About the Merger—Federal Income Tax Consequences.” Stockholders should consult their tax advisors to determine the actual impact of the Merger on them in light of their individual tax circumstances.

You should retain this Proxy Statement/Prospectus for future reference as it sets forth concisely information about RIT and CRO that you should know before voting on the proposed Merger described below.

A Statement of Additional Information (“SAI”) dated             , 2016, which contains additional information about the Merger, RIT and LM Trust, including CRO, has been filed with the Securities and Exchange Commission (“SEC”). The SAI, as well as RIT’s Semi-Annual Report to Stockholders for the six-month period ended June 30, 2015, filed with the SEC on August 24, 2015 (accession no. 0001193125-15-300258) and RIT’s Annual Report to Stockholders for the Fiscal Year Ended December 31, 2014, filed with the SEC on February 25, 2015 (accession no. 0001193125-15-062123), which highlight certain important information such as investment performance and expense and financial information, are incorporated by reference into this Proxy Statement/Prospectus. Further information about LM Trust, including CRO, is included in LM Trust’s registration statement on Form N-1A filed with the SEC on December 22, 2015 (accession no. 0001193125-15-409504). In addition, stockholder reports, proxy materials and other information concerning RIT (File No. 811-21098) are on file with the SEC. You may receive free of charge a copy of the SAI, or the annual report and semi-annual report for RIT, by contacting RIT at 1-888-777-0102, by writing RIT at the address listed above or by visiting our website at http://www.lmcef.com.

In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus (File No. 333-207712) and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at 202-551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, DC 20549.

The information contained herein concerning RIT and LM Trust has been provided by, and is included herein in reliance upon, RIT and LM Trust, respectively.

The Securities and Exchange Commission has not approved or disapproved these securities nor passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

Page

PROPOSAL 1—TO APPROVE THE MERGER OF RIT WITH AND INTO LM TRUST IN ACCORDANCE WITH THE MARYLAND GENERAL CORPORATION LAW AND THE MARYLAND STATUTORY TRUST ACT	5
Summary	5
Proposed Merger	5
Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks	5
Fee Table and Expense Example	6
Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds	8
Fundamental Investment Restrictions	14
Risk Factors	16
Comparison of Pricing, Purchase, Exchange and Sale of Fund Shares	28
Pricing, Purchase, Exchange and Sale of RIT Shares	28
Pricing, Purchase, Exchange and Redemption of CRO Shares (Class O)	28
Payments to Broker/Dealers and Other Financial Intermediaries	32
Information About the Merger	33
The Agreement and Plan of Merger	33
Reasons for the Merger and Board Considerations	34
Federal Income Tax Consequences	35
INFORMATION ABOUT MANAGEMENT OF THE FUNDS	39
Directors, Trustees and Officers	39
Security Ownership of Management	42
Compensation	43
Responsibilities of the Board of RIT and LM Trust	43
Audit Committee	44
Nominating Committee	45
Investment Committee	46
Officers	46
Section 16(a) Beneficial Ownership Reporting Compliance	47
Investment Manager	47
Subadviser	47
Investment Management Agreement and Sub-Advisory Agreement	48
Codes of Ethics	49
Proxy Voting Policies	49
Portfolio Management Team of the Funds	50
Potential Conflicts of Interest	52
ADDITIONAL INFORMATION ABOUT THE FUNDS	54
Financial Highlights	54
CAPITALIZATION	57
PORTFOLIO COMPOSITION	57
PORTFOLIO TRANSACTIONS	59
DIVIDENDS AND DISTRIBUTIONS	61
Distributions	61
RIT Dividend Reinvestment Plan	61
CRO Dividend Reinvestment Plan	62
TAXATION	64
NET ASSET VALUE	68
DESCRIPTION OF THE FUNDS’ CAPITAL STOCK	70
Board Recommendation and Required Vote	75
FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (RIT)	76
FIVE PERCENT BENEFICIAL OWNERSHIP	77

PROPOSAL 1—TO APPROVE THE MERGER OF RIT WITH AND INTO LM TRUST IN ACCORDANCE WITH THE MARYLAND GENERAL CORPORATION LAW AND THE MARYLAND STATUTORY TRUST ACT

Summary

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreement and Plan of Merger, a form of which is attached to this Proxy Statement/Prospectus as Appendix A.

Proposed Merger

The Board believes that the Merger is in the best interest of RIT stockholders. Merging RIT with and into LM Trust will give stockholders liquidity for their RIT Shares at net asset value. In addition, since RIT and CRO have similar investment policies and strategies, RIT stockholders will continue to have exposure to the real estate industry. Moreover, it is anticipated the total annual operating expenses borne by RIT stockholders will be reduced from 1.48% to 1.00%. Also, the Merger will provide the combined Fund the opportunity to grow as an open-end fund, which may bring the potential for future economies of scale.

At a meeting held on October 21, 2015, the Board of Directors of RIT and the Board of Trustees of LM Trust, including all of the Independent Members, unanimously approved an Agreement and Plan of Merger with respect to both Funds. If stockholders approve the Merger, RIT will be merged with and into LM Trust in accordance with the Maryland General Corporation Law and the Maryland Statutory Trust Act. As a result, each RIT Share (including fractional RIT Shares) would convert into an equivalent dollar amount CRO Shares, based on the net asset value of RIT on the date preceding the Merger. LM Trust is a newly organized, open-end management investment company and currently has only one series, CRO, which is non-diversified. Immediately following the Merger, former RIT stockholders will be the only holders of CRO Shares.

If the Merger is not approved, RIT will continue as a separate investment company, and the Board of RIT will consider such alternatives as it determines to be in the best interests of stockholders, including re-proposing the Merger.

For the reasons set forth below in “Information About the Merger-Reasons for the Merger and Board Considerations,” the Board of RIT, including all of the Independent Members, has concluded that the Merger would be in the best interests of RIT, and that the interests of the holders of RIT Shares would not be diluted as a result of the Merger. The Board, therefore, is hereby submitting the Merger to the holders of RIT Shares and recommends that stockholders of RIT vote “FOR” the Merger.

Because the Merger has been approved by at least 75% of RIT’s “Continuing Directors” as that term is defined in RIT’s Charter, approval of the Merger requires the affirmative vote of the holders of a majority of the outstanding RIT Shares. See “Voting Information” below. If stockholders of RIT approve the Merger, the Closing Date of the Merger is expected to be on or about April 8, 2016.

Prior to completion of the Merger, RIT and LM Trust will each have received an opinion of Simpson Thacher & Bartlett LLP to the effect that the Merger will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, for federal income tax purposes, (i) no gain or loss will generally be recognized by RIT or the holders of RIT Shares as a result of the Merger, (ii) the aggregate tax basis of the CRO Shares received by the holders of RIT Shares will be the same as the aggregate tax basis of the holders’ RIT Shares immediately prior to the Merger and (iii) a holder’s holding period for CRO Shares will generally be determined by including the period for which he or she held RIT Shares converted pursuant to the Merger, provided that such shares were held as capital assets. For more information about the federal income tax consequences of the Merger, see “Information About the Merger—Federal Income Tax Consequences” below.

Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks

RIT and CRO have different investment objectives, but similar investment policies and strategies.

RIT’s primary investment objective is high current income with capital appreciation as a secondary investment objective. CRO’s primary investment objective is total return. The Board believes that the broadening of the investment mandate will allow CRO to invest opportunistically, while providing diversification.

Under normal market conditions, RIT invests at least 90% of its total assets in income-producing common shares, preferred shares, convertible preferred shares and debt securities issued by real estate companies (companies, including real estate investment trusts or “REITs,” that generally derive at least 50% of their revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or have at least 50% of their assets invested in such real estate); and at least 80% of its total assets in income-producing equity securities issued by REITs. Similarly, under normal market conditions, CRO will invest at least 80% of its total assets in securities issued by real estate entities (including REITs) or real estate related companies, including, but not limited to: non-REIT property ownership companies, property developers, companies with property ownership as a key capital investment, vendors of various real estate-related services and financial institutions primarily focused on the real estate industry.

RIT and CRO have different policies in connection with the use of leverage. As of October 23, 2015, RIT had $37 million outstanding under a revolving credit agreement with BNP Paribas Prime Brokerage, Inc. (“BNP Paribas”), which allows RIT to borrow up to an aggregate amount of $45,000,000 provided that, with approval of BNP Paribas, RIT may increase the size of the loan to $75,000,000 upon a five business day notice. The agreement renews daily for a 180-day term unless notice to the contrary is given to RIT. CRO has not entered into a credit agreement with any lender and does not anticipate using leverage for investment purposes, but may borrow money to meet redemptions. If the Merger is approved, RIT’s credit facility will be terminated prior to the completion of the Merger. RIT may be required to sell portfolio securities prior to the completion of the Merger that it otherwise would not have sold in order to repay borrowings under the credit facility. As a result, RIT may experience higher transactions costs and RIT stockholders may experience higher taxes when RIT Shares are held in a taxable account.

The Board believes that the change from a focus on high current income to total return is warranted, given the fact that CRO does not anticipate using leverage. In addition, the corresponding broadening of the investment mandate should permit CRO to invest opportunistically, meeting its total return mandate, while providing diversification. It is anticipated that the transition to CRO’s mandate will result in the sale of preferred shares and some common stocks from RIT’s portfolio, and such proceeds will be reinvested in higher total return opportunity securities.

Neither Fund is intended to be a complete investment program, and there is no assurance that either Fund will achieve its objectives.

The preceding summary of the Funds’ investment objectives and certain policies should be considered in conjunction with the discussion below under “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds-Investment Objectives,” “-Principal Investment Strategies,” “-Fundamental Investment Restrictions” and “-Risk Factors.”

Fee Table and Expense Example

The tables below compares the fees and expenses of RIT, as of December 31, 2014, against the estimated fees and expenses of CRO. RIT’s estimates are based on the contracts and agreements in effect as of December 31, 2014 and reflect the operating expense accrual rates on that date, which are based on RIT’s net assets as of December 31, 2014. CRO’s estimates are based on (i) anticipated contracts and agreements and reflect estimated operating expense accrual rates and (ii) the potential partial redemption of CRO Shares following the Merger. Accordingly, the fees and expenses of the combined Fund as of the Closing Date of the Merger may differ from those reflected in the tables.

Changes in net assets may result from market appreciation or depreciation and other factors occurring between the date of this Proxy Statement/Prospectus and the Closing Date of the Merger. As a general matter, changes (positive or negative) in RIT’s expense ratio resulting from fluctuations in RIT’s net assets will be borne by the stockholders of RIT. Legg Mason is currently the sole holder of CRO Shares. For information concerning the net assets of each Fund as of September 30, 2015, please see “Capitalization.”

Fee Table

	RIT (Target Fund)		Pro Forma CRO (Acquiring Fund)
Stockholder Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A		N/A
Maximum Deferred Sales Charge (Load) (as a percentage of net assets)	N/A		N/A
Maximum Deferred Sales Charge (Load) Imposed on the Reinvestment of Dividends (as a percentage of net assets)	N/A		N/A
Redemption Fee (as a percentage of amount redeemed)	N/A		1.00	%(1)
Exchange Fee	N/A		N/A
Maximum Account Fee	N/A		N/A

Annual Fund Operating Expenses
Management Fee	1.12	%(2)	0.65%
Distribution and/or Service (12b-1) Fees	N/A		N/A	(3)
Interest on Borrowed Funds(4)	0.25%		N/A
Other Expenses	0.17%		0.50%
Total Annual Fund Operating Expenses	1.54%		1.15%
Fee Waiver	N/A	(5)	(0.15	)%(6)
Total Annual Fund Operating Expenses After Fee Waiver	1.54%		1.00%

(1)	Applies to Class O Shares redeemed within 12 months following completion of the Merger.

(2)

RIT pays Legg Mason Partners Fund Advisor, LLC (“LMPFA”) an investment management fee, calculated daily and paid monthly, at an annual rate of 0.90% of RIT’s average daily net assets plus assets attributable to any borrowings used for leverage.

(3)

LM Trust has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, LM Trust pays distribution and/or service fees based on certain classes of CRO. However Class O shares of CRO are not subject to distribution and/or service fees under the plan.

(4)

As of December 31, 2015, RIT had $37 million outstanding under a revolving credit agreement with BNP Paribas. Prior to the completion of the Merger, RIT will terminate its credit facility with BNP Paribas. CRO has not entered into a credit agreement with any lender and does not anticipate using leverage for investment purposes, but may borrow money to meet redemptions.

(5)

LMPFA agreed to a waiver in the amount of 0.05% of RIT’s average daily net assets plus assets attributable to any borrowings used for leverage. The waiver commenced on August 15, 2011 and extends through June 30, 2016.

(6)

LMPFA has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage fees, taxes, extraordinary expenses and acquired fund fees and expenses) such that total annual operating expenses will not exceed 1.00% for CRO Shares, subject to recapture as described below. This arrangement is not terminable prior to December 31, 2017 without the consent of the CRO Board. LMPFA would be permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if CRO Shares total annual operating expenses have fallen to a level below the limit described above.

Example

The following Example helps you compare the costs of investing in RIT Shares and CRO Shares with the costs of investing in other funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. Holders of CRO Shares received pursuant to the Merger will be subject to a redemption fee of 1.00% for a period of 12 months following the Merger. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
RIT (on net assets)	$157	$487	$839	$1,835
CRO (with redemption fee)	$202	$335	$604	$1,370
CRO (without redemption fee)	$102	$335	$604	$1,370

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, RIT’s portfolio turnover rate was 11% of the average value of its portfolio. However, it is anticipated that RIT will experience significant portfolio turnover as a result of repositioning of the portfolio prior to the Merger.

It is estimated RIT will experience a portfolio turnover of approximately 48% as a result of repositioning of the portfolio, with most of the turnover occurring prior to the Merger. The estimated transaction costs related to portfolio turnover are $100,000. In addition, CRO might be required to sell portfolio securities in order to meet potential redemptions, thereby resulting in the realization of gains (or losses) and potentially increasing taxable distributions to CRO shareholders.

Long-term gains, net of any capital loss carry forward, of approximately $3,114,957 or $0.2723 per share are expected as a result of the portfolio turnover. The gains per share noted above assume the current level of net assets and shares outstanding of RIT. If CRO experiences redemptions of 50% of its assets subsequent to the Merger, the net gains per share from the portfolio turnover would be approximately $0.55 per share.

Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds

The following chart lists the investment objectives, principal investment policies and fundamental investment restrictions of RIT and CRO and describes the principal differences between the Funds’ respective policies. The chart provides RIT stockholders with a means of comparing the investment objectives, policies and strategies of RIT with those of CRO.

	LMP Real Estate Income Fund Inc.	ClearBridge Real Estate Opportunities Fund	Differences between CRO and RIT
Investment Objective(s)	RIT’s primary investment objective is high current income and RIT’s secondary investment objective is capital appreciation.	CRO’s primary investment objective is total return.	CRO’s primary investment objective is total return, while RIT’s primary investment objective is high current income. In addition, RIT has a secondary investment objective of capital appreciation, while CRO has no secondary investment objective.

Principal Investment Policies and Strategies	Under normal market conditions, RIT will invest at least 90% of its total assets in income-producing common shares, preferred shares, convertible preferred shares and debt securities issued by Real Estate Companies (companies, including real estate investment trusts or “REITs,” that generally derive at least 50% of their revenue	Under normal market conditions, CRO will invest at least 80% of CRO’s total assets in securities issued by real estate entities, including, but not limited to real estate investment trusts (“REITs”), or real estate-related companies, including, but not limited to non-REIT property ownership companies, property developers,	CRO will invest at least 80% of its assets in securities of real estate entities or real estate-related companies. RIT invests at least 80% of its assets in income producing equity securities of REITs, and at least 90% of its assets in income-producing securities, including debt and equity, of REITs and real estate-related companies. CRO may invest

LMP Real Estate Income Fund Inc.	ClearBridge Real Estate Opportunities Fund	Differences between CRO and RIT
from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or have at least 50% of their assets invested in such real estate); and at least 80% of its total assets in income-producing equity securities issued by REITs.

companies with property ownership as a key capital investment, infrastructure ownership companies, vendors of various real estate- and infrastructure-related services and financial institutions primarily focused on the real estate industry.

Real estate-related companies generally derive at least 50% of their revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or have at least 50% of their assets (by book value or estimated market value) invested in such real estate, at the time the initial investment is made.

In addition, as part of CRO’s 80% policy, CRO may gain exposure to mortgage-backed securities, mortgages, loans, mezzanine and other forms of debt and equity interests in collateralized debt obligation vehicles (“CDOs”), collateralized mortgage obligations vehicles (“CMOs”), collateralized loan obligation vehicles (“CLOs”) and asset backed securities.

substantially all of its assets in non-income producing securities so long as they are issued by real estate entities or real estate-related companies.

At least 80% of RIT’s total assets are invested under normal market conditions in income-producing equity securities issued by REITs.

RIT may invest up to 10% of its total assets in any combination of Mortgage REITs and Hybrid REITs.

	Under normal market conditions, CRO will invest at least 80% of CRO’s total assets in securities issued by real estate entities, including REITs, or real estate-related companies, including, but not limited to non-REIT property ownership companies, property developers, companies with property ownership as a key capital investment, infrastructure ownership companies, vendors of various real estate- and infrastructure-related services and financial institutions primarily focused on the real estate industry.	RIT invests at least 80% of its total assets in income-producing equity securities issued by REITs, while CRO may invest up to 100% of its total assets in securities issued by REITS, including Mortgage REITs. RIT may only invest up to 10% of its total assets in Mortgage REITs and Hybrid REITs, as a result CRO may have a much greater exposure to Mortgage REITs.

LMP Real Estate Income Fund Inc.	ClearBridge Real Estate Opportunities Fund	Differences between CRO and RIT
RIT may invest up to 20% of its total assets in U.S. Government obligations and debt securities, including convertible debt securities, issued by Real Estate Companies.	Under normal market conditions, CRO may invest up to 25% of its total assets in debt, including U.S. Government obligations, and preferred securities, including convertible debt securities, of any investment quality, including below investment grade (“junk”).	CRO may invest up to 25% of its total assets in U.S. Government obligations and debt and preferred securities, while RIT may invest up to 20% of its total assets in U.S. Government obligations and debt securities issued by Real Estate Companies. As a result, CRO may have a greater exposure to debt securities and preferred securities, including those not issued by Real Estate Companies.

RIT may invest in Ratable Securities that are below investment grade quality (“junk”), including unrated securities determined by the investment adviser or subadviser to be of comparable quality to rated securities. RIT will not invest in non-investment grade Ratable Securities if, as a result of such investment, more than 20% of RIT’s total assets would be invested in non-investment grade Ratable Securities. The preferred shares, convertible preferred shares and debt securities in which RIT may invest are sometimes collectively referred to as “Ratable Securities.”	Under normal market conditions, CRO may invest up to 25% of its total assets in debt, including U.S. Government obligations, and preferred securities, including convertible debt securities, of any investment quality, including below investment grade.	RIT will not invest more than 20% of its total assets in non-investment grade securities, while CRO may invest up to 25% of its total assets in debt and preferred securities of any investment quality, including below investment grade. As a result, CRO may have a greater exposure to securities rated below investment grade or otherwise unrated.

RIT will not invest more than 15% of its total assets in the securities of any one issuer other than the U.S. Government.	CRO will not invest more than 15% of its total assets in the securities of any one issuer other than the U.S. Government.	No difference.

In anticipation of, or in response to, adverse market conditions, for cash management purposes, or for defensive purposes, RIT may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities.	In anticipation of, or in response to, adverse market conditions, for cash management purposes, or for defensive purposes, CRO may temporarily hold all or a portion of its assets in cash, money market instruments, debt or preferred securities. As	CRO may invest in cash, money market instruments, debt and preferred securities under adverse market conditions, while RIT is limited to cash, money market instruments and debt securities.

LMP Real Estate Income Fund Inc.	ClearBridge Real Estate Opportunities Fund	Differences between CRO and RIT
As a result, RIT may not achieve its investment objectives.	a result, CRO may not achieve its investment objective. CRO may hold cash pending investment, and may invest in money market instruments for cash management purposes. The amount of assets CRO may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

CRO’s policy also notes that CRO may hold cash pending investment, and may invest in money market instruments for cash management purposes. The amount of assets CRO may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Substantially all of the equity securities of Real Estate Companies in which RIT invests are traded on a national securities exchange or in the over-the-counter markets. At least 90% of RIT’s total assets will be invested in securities of U.S. issuers located in the U.S.

RIT may invest up to 10% of its total assets in securities of non-U.S. issuers located in industrialized countries, for example, the 30-member countries of Organization for Economic Cooperation and Development.

RIT will not invest in real estate or in securities of Real Estate Companies that are controlled by its investment adviser or subadviser.

Substantially all of the equity securities in which CRO invests are traded on a national securities exchange or in the over-the-counter markets.

CRO may invest up to 100% of its total assets in securities of non-U.S. issuers in developed markets.

In addition, CRO may also invest up to 20% of its total assets in securities of issuers located in emerging market countries.

CRO has no restriction relating to investments in real estate or securities of Real Estate Companies that are controlled by its investment advisor or subadviser.

Substantially all of CRO’s equity investments are traded on a national securities exchange or in the over-the-counter markets, while RIT limits this restriction to securities of Real Estate Companies only.

At least 90% of RIT’s total assets are invested in U.S. issuers located in the U.S., while CRO has no such restriction and may invest up to 100% of its total assets in non-U.S. issuers in developed markets. As a result, CRO may have a much greater exposure to non-U.S. issuers.

CRO may invest up to 20% of its total assets in emerging markets, while RIT may invest up to 10% of its total assets in non-U.S. issuers, as long as they are in industrialized countries. As a result, CRO may have a greater exposure to issuers in emerging market countries.

RIT is restricted from investing in real estate or real estate securities that are controlled by its investment adviser or subadviser. CRO has no such restriction.

RIT may also invest in rights or warrants to purchase income-producing common and preferred shares of Real Estate Companies.	CRO may also invest in rights or warrants to purchase securities of REITs and real estate- related companies.	Substantively identical.

LMP Real Estate Income Fund Inc.	ClearBridge Real Estate Opportunities Fund	Differences between CRO and RIT

It is RIT’s intention to invest approximately:

•       60% to 80% of its total assets in common shares issued by Real Estate Companies; and

•       20% to 40% of its total assets in preferred shares, including convertible preferred shares, issued by Real Estate Companies.

CRO has articulated no specific intention regarding the distribution of its investments between common and preferred shares.

RIT does not invest more than 10% of its total assets in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, but that are deemed to be illiquid, privately traded REITs and repurchase agreements with maturities in excess of seven days. The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation.

CRO will not invest more than 15% of its total assets in illiquid securities.

An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security. Illiquid securities may include (a) repurchase agreements with maturities greater than seven days; (b) futures contracts and options thereon for which a liquid secondary market does not exist; (c) time deposits maturing in more than seven calendar days; (d) securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets; and (e) securities of new and early stage companies whose securities are not publicly traded.

CRO may have a greater exposure to illiquid securities.

RIT may invest in interest rate swap or interest rate cap transactions in order to reduce the interest rate risk inherent in RIT’s underlying investments and capital structure.	CRO may invest in interest rate swap or interest rate cap transactions in order to reduce the interest rate risk inherent in CRO’s underlying investments and capital structure.	No difference.

LMP Real Estate Income Fund Inc.	ClearBridge Real Estate Opportunities Fund	Differences between CRO and RIT
RIT will not enter into short sales or invest in derivatives, except for interest rate hedging purposes as described in its prospectus. The use of derivatives and short sales is speculative.	CRO may enter into derivative transactions, including, but not limited to options, swaps, swaptions, forwards and futures for investment and hedging purposes. CRO includes the market value of derivatives that provide exposure to real estate entities in determining compliance with CRO’s investment policy of investing at least 80% of its total assets in securities issued by real estate entities. CRO may enter into short sales for investment and hedging purposes. The use of derivatives and short sales is speculative.	CRO may utilize derivatives or short sales for investment and hedging purposes, while RIT may only do so for interest rate hedging purposes.

RIT will only enter into futures contracts to hedge interest rate risks. RIT will only enter into futures contracts that are traded on domestic futures exchanges and are standardized as to maturity date and underlying financial instrument.	CRO may enter into derivative transactions, including, but not limited to options, swaps, swaptions, forwards and futures for investment and hedging purposes.

Both CRO and RIT may enter into futures contracts, but RIT may only enter into such contracts to hedge interest rate risks, and only when the futures contracts are traded on domestic futures exchanges and are standardized as to maturity date and underlying financial instrument.

In addition, CRO may enter into other derivative transactions in addition to futures contracts.

RIT will only purchase or sell options on futures contracts to hedge interest rate risks.	CRO may enter into derivative transactions, including, but not limited to options, swaps, swaptions, forwards and futures for investment and hedging purposes.	CRO may enter into futures contracts for investment and hedging purposes, while RIT may only trade options on futures contracts to hedge interest rate risks.

RIT may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities.	CRO may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities.	No difference.

There are no limits on the rate of portfolio turnover, and investments may be sold without regard to the length of time held when, in the opinion	There are no limits on the rate of portfolio turnover, and investments may be sold without regard to the length of time held when, in the opinion	No difference.

LMP Real Estate Income Fund Inc.	ClearBridge Real Estate Opportunities Fund	Differences between CRO and RIT
of the subadviser, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by RIT.	of the subadviser, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by CRO.

The following restrictions apply to investments in other investment companies: (i) RIT may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) RIT may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) RIT may not invest more than 10% of its total assets in securities issued by other investment companies.	The following restrictions apply to investments in other investment companies: (i) CRO may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) CRO may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) CRO may not invest more than 10% of its total assets in securities issued by other investment companies.	No difference.

Fundamental Investment Restrictions

The following restrictions, along with the Funds’ investment objectives, are each Fund’s only fundamental policies- that is, policies that cannot be changed without the approval of the holders of a “1940 Act Majority” of each Fund’s outstanding voting securities. As used in this Proxy Statement/Prospectus, a “1940 Act Majority” means the lesser of (i) 67% or more of the shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares.

With respect to each Fund, the other policies and investment restrictions referred to in this Proxy Statement/Prospectus are not fundamental policies of the Fund and may be changed by such Fund’s Board without stockholder approval. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

	LMP Real Estate Income Fund Inc.	ClearBridge Real Estate Opportunities Fund	Differences between CRO and RIT
Fundamental Investment Restrictions	RIT may not issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act.	CRO may not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority	Substantively identical.

	RIT may not make loans, except that (a) RIT may (i) purchase and hold debt instruments (including,	CRO may not make loans to other persons, except as permitted by (i) the 1940 Act, or interpretations or	Substantively identical.

LMP Real Estate Income Fund Inc.	ClearBridge Real Estate Opportunities Fund	Differences between CRO and RIT
without limitation, commercial paper, notes, bonds, debentures or other secured or unsecured obligations and certificates of deposit, bankers’ acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) invest in or purchase loans through participations and assignments; (iii) enter into repurchase agreements with respect to portfolio securities; (iv) make loans of portfolio securities, provided that collateral arrangements with respect to options and futures transactions will not be deemed to involve loans; and (b) delays in the settlement of securities transactions shall not be considered loans.	modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority

RIT may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter.	CRO may not underwrite the securities of other issuers, except insofar as CRO may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the sale and purchase of portfolio securities	Substantively identical.

RIT may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This fundamental policy does not prevent RIT from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.	CRO may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This fundamental policy does not prevent CRO from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.	No difference.

RIT may not invest for the purpose of exercising control over management of any company.	N/A	CRO has no specific policy with respect to investing for the purpose of exercising control over management.

RIT may not purchase or sell physical commodities unless acquired as a result of ownership of securities or	CRO may not purchase or sell commodities, commodity futures contracts or commodity options except as	Substantively identical.

LMP Real Estate Income Fund Inc.	ClearBridge Real Estate Opportunities Fund	Differences between CRO and RIT
other instruments. This fundamental policy does not prevent RIT from using up to 30% of its total assets to engage in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.	permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

RIT will make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act and the rules, regulations and exemptions thereunder) of its investments in the securities of issuers primarily engaged in the real estate industry and not in any other industry. This fundamental policy does not limit RIT’s investments in (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (b) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this fundamental policy, RIT will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.	CRO will make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act and the rules, regulations and exemptions thereunder) of its investments in the securities of issuers primarily engaged in the real estate industry and those industries that have substantial exposure to real estate, either via asset ownership or revenues. This fundamental policy does not limit CRO’s investments in (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (b) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this fundamental policy, CRO will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.	CRO may invest in industries that have substantial exposure to real estate, either via asset ownership or revenues.

N/A	CRO may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	RIT has no specific policy with respect to borrowing money.

Risk Factors

There is no assurance that either CRO or RIT will meet its investment objectives. You may lose money on your investment in either Fund. The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in each Fund’s portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund’s shares. An investment in either Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The following section includes a summary of the principal risks of investing in CRO. Except as described below, your investment in RIT is subject to the same risks.

Investment Risk

Risk is inherent in all investing. There is no assurance that CRO will meet its investment objectives. The value of your investment in CRO, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in CRO or your investment may not perform as well as other similar investments. CRO may take temporary defensive positions; in such a case, CRO will not be pursuing its principal investment strategies.

Stock Market and Equity Securities Risk

The securities markets are volatile and the market prices of CRO’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. If the market prices of the securities owned by CRO fall, the value of your investment in CRO will decline. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Market Events Risk

In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which CRO invests. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not CRO invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of CRO’s investments may be negatively affected.

Risks of Securities Linked to the Real Estate Industry

Each Fund invests in real estate indirectly through securities issued by real estate-related companies, including REITs. The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry, including REITs, can be affected by changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, and the management skill and creditworthiness of the issuer. Certain real estate valuations may be influenced by market sentiments, which could change rapidly and result in a drastic reduction in valuation levels. Because of each Fund’s policies of indirect investments in real estate and concentration in the securities of companies in the real estate industry, it is subject to risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate;

•	general and local economic conditions;

•	unavailability of mortgage funds;

•	overbuilding;

•	extended vacancies of properties;

•	increased competition;

•	increases in property taxes and operating expenses;

•	changes in zoning laws;

•	losses due to costs of cleaning up environmental problems;

•	liability to third parties for damages resulting from environmental problems;

•	casualty or condemnation losses;

•	limitations on rents;

•	changes in neighborhood values and the appeal of properties to tenants; and

•	changes in interest rates.

As a result of these factors, the value of CRO’s assets may change at different rates compared to the value of assets of a registered investment company with investments in a mix of different industries. The value of CRO’s assets will also depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on the real estate-related companies in which CRO invests, which in turn could result in CRO not achieving its investment objectives.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a real estate-related company to make payments of any interest and principal on its debt securities, and its ability to pay dividends, will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the real estate-related company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate-related companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate-related company may also have joint venture investments in certain of its properties, and consequently its ability to control decisions relating to such properties may be limited.

As discussed below, real property investments are also subject to risks that are specific to the investment sector or type of property in which the real estate-related companies are investing.

Retail Properties. Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise, and certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

Office and Industrial Properties. Office and industrial properties may require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of releasing space. In addition, office and industrial properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office and industrial properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, the impact of fluctuations in relative currency exchange rates on international travel changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties. Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property after a foreclosure of the property.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including: (1) federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; (2) continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare) and from private sector health insurance providers; and (3) competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

Governmental laws and regulations affecting healthcare are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

Multifamily/Residential Properties. The value and successful operation of a multifamily and residential property may be affected by a number of factors, such as the location of the property, the ability of management to provide adequate maintenance and insurance, the types of services provided by the property, the level of mortgage rates, the presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and the oversupply of units due to new construction. In addition, multifamily and residential properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, the relative effectiveness of advertising strategies, and adverse effects of general and local economic conditions.

Insurance Issues. Certain real estate-related companies may have disclosed in connection with the issuance of their securities that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among real estate-related companies.

Moreover, there are certain types of extraordinary losses that may be uninsurable or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the real estate-related company maintains earthquake insurance, it may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the real estate-related company could lose its investment in, and anticipated profits and cash flows from, a number of properties, which would adversely impact CRO’s investment performance.

Financial Leverage. Real estate-related companies, including REITs, may be highly leveraged and financial covenants may affect the ability of those companies to operate effectively. Real estate-related companies are subject to risks normally associated with debt financing. If the principal payments of a real estate-related company’s debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate-related company’s cash flow may not be sufficient to repay all maturing debt outstanding.

In addition, a real estate-related company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict the real estate-related company’s range of operating activity. A real estate-related company may therefore be limited from incurring additional indebtedness, selling its assets and engaging in mergers, making acquisitions or starting developments which may be beneficial to the operation of the real estate-related company.

Environmental Risks. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a real estate-related company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as governmental fines and liabilities for injuries to persons and property and other costs. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such real estate-related company and, as a result, the amount available to make distributions on its shares could be reduced.

Smaller Companies. Even the larger real estate-related companies in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s shares, which means that buy and sell transactions in those shares could have a larger impact on the share’s price than is the case with larger company shares. Smaller companies also may have fewer lines of business or operate in fewer geographic markets so that changes in any one line of business or market may have a greater impact on a smaller company’s share price than is the case for a larger company. Further, smaller company shares may perform differently in different cycles than larger company shares. Accordingly, real estate-related company shares can be more volatile than—and at times will perform differently from—large company shares such as those found in the Dow Jones Industrial Average.

Illiquidity. Because real estate investments are relatively illiquid, the ability to promptly sell one or more properties in a portfolio is limited. The real estate market is affected by many factors, such as general economic conditions, availability of financing, interest rates and other factors, including supply and demand, that are beyond control.

Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Internal Revenue Code of 1986, as amended (the “Code”). It is possible that CRO may invest in a real estate-related company which purports to be a REIT but which fails to qualify as a REIT under the Code. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to CRO on its investment in such company. REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a creditor or lessor and may incur substantial costs associated with protecting its investments.

There is a risk that future changes in U.S. tax laws may affect the tax treatment of REITs and their dividends.

REITs Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. Mortgage REITs are subject to the risks of accelerated prepayments of mortgage pools or pass-through securities, reliance on short-term financing and more highly leveraged capital structures. REITs are dependent upon the skills of their managers and are not diversified.

REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees and borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as healthcare, are also subject to industry related risks. Certain “special purpose” REITs may invest their assets in specific real estate sectors, such as hotels, nursing homes or warehouses, and are therefore subject to the risks associated with adverse developments in any such sectors.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise, but mortgages are often refinanced, which may reduce the yield on investments in mortgage REITs. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans (the interest rates on which are reset periodically), yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. In addition to these risks, REITs may be affected by changes in the value of the underlying property owned by the trusts or by the quality of any credit they extend. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause CRO to bear its proportionate share of the costs of the REITs’ operations. At the same time, CRO will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in REITs.

In addition, as a result of conflicting interests among the various levels of a REIT’s capital structure, REITs may be unwilling to dispose of certain assets when it may advantageous to do so. These conflicts of interest may diminish a REIT’s financial flexibility.

Preferred Stock Risk

CRO may invest in preferred stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Generally, under normal circumstances, preferred stock does not carry voting rights.

Convertible Securities Risk

CRO may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value.

Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features.

Collateralized Debt Obligations Risk

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which CRO invests. Normally, CMOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by CRO as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) CRO may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Mortgage-Backed and Asset-Backed Securities Risk.

Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of CRO. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

At times, some of the mortgage-backed securities in which CRO may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

In response to the financial crisis that began in 2008, the Federal Reserve attempted to keep mortgage rates low by acting as a buyer of mortgage-backed assets. This support has recently ended. As a result, mortgage rates may rise and prices of mortgage-backed securities may fall. To the extent CRO’s assets are invested in mortgage-backed securities, returns to Fund investors may decline.

Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

Interest Rate Risk

When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument. Longer maturity times can lead to greater variations in value.

Lack of Leverage Risk (only applicable to CRO)

RIT and CRO have different policies in connection with the use of leverage. As of October 23, 2015, RIT had $37 million outstanding under a revolving credit agreement with BNP Paribas, which allows RIT to borrow up to an aggregate amount of $45,000,000 provided that, with approval of BNP Paribas, RIT may increase the size of the loan to $75,000,000 upon a five business day notice. The agreement renews daily for a 180-day term unless notice to the contrary is given to RIT. CRO has not entered into a credit agreement with any lender and does not anticipate using leverage for investment purposes, but may borrow money to meet redemptions. So long as RIT is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause stockholders to realize higher current net investment income than if RIT were not so leveraged. As a result, CRO may be unable to invest in securities that are ultimately accretive.

Liquidity Risk (applicable only to CRO)

Open-end funds, such as LM Trust, issue, and continuously offer, shares that generally are sold and can be redeemed or sold back to the fund at the shares’ NAV less any applicable sales charges. Because open-end funds must be able to satisfy redemption requests from their shareholders on a daily basis, they may not be as fully invested as closed-end funds, which may affect performance. It is anticipated that CRO will hold a higher level of cash than RIT in order to meet redemptions.

Redemption Risk (applicable only to CRO)

CRO may experience periods of heavy redemptions that could cause CRO to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that CRO has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in CRO could hurt performance and/or cause the remaining shareholders in CRO to lose money. If one decision maker has control of Fund shares owned by separate Fund shareholders, including clients or affiliates of CRO’s investment manager, redemptions by these shareholders may further increase CRO’s redemption risk. If CRO is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Derivatives Risk

CRO may utilize derivatives or short sales for investment and hedging purposes, while RIT may only do so for hedging purposes. The use of derivatives and short sales is speculative. Both CRO and RIT may enter into futures contracts, but RIT may only enter into such contracts to hedge interest rate risks, and only when the futures contracts are traded on domestic futures exchanges and are standardized as to maturity date and underlying financial instrument. In addition, CRO may enter into other derivative transactions in addition to futures contracts.

The use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause CRO to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on CRO. However, these risks are less severe when CRO uses derivatives for hedging rather than to enhance CRO’s returns or as a substitute for a position or security.

Derivatives involve special risks and costs and may result in losses to CRO. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivatives themselves, behave in a way not anticipated by CRO, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase CRO’s volatility, which is the degree to which CRO’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value.

CRO may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Use of derivatives or similar instruments may have different tax consequences for CRO than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. CRO’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance. CRO may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.

Swap agreements tend to shift CRO’s investment exposure from one type of investment to another. For example, CRO may enter into interest rate swaps, which involve the exchange of interest payments by CRO with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of CRO would be less than what it would have been if CRO had not entered into the interest rate swap.

The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, CRO may not be able to enter into swaps that meet its investment needs. CRO also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. CRO will assume the risk that the clearinghouse may be unable to perform its obligations.

CRO will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require CRO to post margin and the broker may require CRO to post additional margin to secure CRO’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require CRO to deposit larger amounts of margin. CRO may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require CRO to terminate a derivatives position under certain circumstances. This may cause CRO to lose money.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of CRO’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Hedging Risk

The decision as to whether and to what extent CRO will engage in hedging transactions to hedge against such risks as credit risk, currency risk and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of CRO and the availability of suitable transactions. Accordingly, there can be no assurance that CRO will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may reduce gains or result in losses.

Medium-, Low- and Unrated Securities

CRO may invest its assets in medium- or low-rated securities and unrated securities of comparable quality. Securities rated below investment grade are frequently called junk bonds. Generally, these securities offer a higher current yield than the yield offered by higher-rated securities, but involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Medium- and low-rated and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Thus, it is possible that these types of factors could, in certain instances, reduce the value of securities held by CRO with a commensurate effect on the value of CRO Shares. Therefore, an investment in CRO should not be considered as a complete investment program and may not be appropriate for all investors.

While the market values of medium- and low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, medium- and low-rated and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. CRO may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In addition, the markets in which medium- and low-rated or comparable unrated securities are traded generally are more limited than those in which higher-rated securities are traded. The existence of limited markets for these securities may restrict the availability of securities for CRO to purchase and also may have the effect of limiting the ability of CRO to (a) obtain accurate market quotations for purposes of valuing securities and calculating NAV and (b) sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. Any economic recession, however, would likely disrupt severely the market for medium- and low-rated securities and adversely affect the value of such securities. Any such economic downturn also would adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Securities which are rated below investment grade such as Ba by Moody’s or BB by S&P have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack characteristics of a desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities which are rated Caa or CCC or below are of poor standing. Those issues may be in default or present elements of danger with respect to principal or interest. Securities rated C by Moody’s and D by S&P are in the lowest rating class and indicate that payments are in default or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as having extremely poor prospects.

Fixed income securities, including medium- and low-rated and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as CRO. If an issuer exercises these rights during periods of declining interest rates, CRO may have to replace the security with a lower yielding security, resulting in a decreased return to CRO.

In light of the risks described above, ClearBridge Investments, LLC (“ClearBridge”) in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s financial resources, its sensitivity to economic conditions and trends, the ability of the issuer’s management and regulatory matters.

Risks of Warrants and Rights

Warrants or rights may be acquired by CRO in connection with other securities or separately and provide CRO with the right to purchase other securities of the issuer at a later date. Since a warrant does not carry with it the right to dividends or voting rights with respect to securities that the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants acquired by CRO in units or attached to securities may be deemed to be without value.

Market Price Discount from Net Asset Value (only applicable to RIT)

Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that CRO’s net asset value could decrease as a result of its investment activities. Whether investors will realize gains or losses upon the sale of Fund shares will depend not upon CRO’s net asset value but upon whether the market price of Fund shares at the time of sale is above or below the investor’s purchase price for Fund shares. Because the market price of Fund shares will be determined by factors such as relative supply of and demand for Fund shares in the market, general market and economic conditions, and other factors beyond the control of CRO, it cannot predict whether Fund shares will trade at, below or above net asset value or at, below or above the investor’s purchase price.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of CRO shares and distributions can decline.

Foreign Investments and Emerging Markets Risk (Emerging Markets Risk only applies to CRO)

CRO’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which CRO may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of CRO’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

The value of CRO’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes.

In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. It may be difficult for CRO to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for CRO to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so. To the extent CRO focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.

Non-Diversified Status

Because CRO is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, CRO will be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. To help control this risk, CRO will not invest more than 15% of its total assets in the securities of any one issuer other than the U.S. Government. Moreover, CRO intends to diversify its investments to the extent necessary to maintain its status as a regulated investment company under U.S. tax laws.

Anti-Takeover Provisions (only applicable to RIT)

RIT’s Articles and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of RIT or convert RIT to an open-end fund. These provisions could have the effect of depriving shareholders of opportunities to sell their shares at a premium over the then-current market price of the shares.

Liquidity Risk

Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of CRO’s investments must be liquid at the time of investment, investments may become illiquid after purchase by CRO, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. When CRO holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if CRO is forced to sell these investments to meet redemption requests or for other cash needs, CRO may suffer a loss. CRO may experience heavy redemptions that could cause CRO to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, CRO, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Securities Lending Risk

Consistent with applicable regulatory requirements, CRO may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. CRO will not lend portfolio securities to affiliates of Legg Mason unless it has applied for and received specific authority to do so from the SEC. From time to time, CRO may pay to the borrower and/or a third party which is unaffiliated with CRO or Legg Mason and is acting as a “finder” a part of the interest earned from the investment of collateral received for securities loaned. Although the borrower will generally be required to make payments to CRO in lieu of any dividends CRO would have otherwise received had it not loaned the shares to the borrower, such payments will not be treated as “qualified dividend income” for purposes of determining what portion of CRO’s regular dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains. Requirements of the SEC, which may be subject to future modification, currently provide that the following conditions must be met whenever CRO lends its portfolio securities: (a) CRO must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) CRO must be able to terminate the loan at any time; (d) CRO must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) CRO may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the investment in the loaned securities occurs, CRO must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. CRO could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan. Loans will be made to firms deemed by ClearBridge to be of good standing and will not be made unless, in the judgment of ClearBridge, the consideration to be earned from such loans would justify the risk.

Risk of Increase in Expenses

Your actual costs of investing in CRO may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Valuation Risk

Many factors may influence the price at which CRO could sell any particular portfolio investment. The sales price may well differ—higher or lower—from CRO’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, CRO may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when CRO is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if CRO had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before CRO determines its net asset value.

Cash Management and Defensive Investing Risk

The value of the investments held by CRO for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If CRO holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If CRO holds cash uninvested, CRO will not earn income on the cash and CRO’s yield will go down. If a significant amount of CRO’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.

Portfolio Selection Risk

The value of your investment may decrease if ClearBridge’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect.

Risk Relating to Investments by Other Funds and Investors (only applicable to CRO)

Other funds, including affiliated funds, and other significant investors may invest in CRO. From time to time, CRO may experience relatively large redemptions or investments from these funds and other significant investors as a result of their rebalancing their portfolios or for other reasons. In the event of such redemptions or investments, CRO could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Credit Risk

If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by CRO fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in CRO could decline. If CRO enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), CRO will be subject to the credit risk presented by the counterparty. In addition, CRO may incur expenses in an effort to protect the its interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which CRO invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for CRO’s high yield debt securities, which are rated below the Baa/BBB categories or unrated securities of comparable quality (“junk bonds”). CRO may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. CRO is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

Comparison of Pricing, Purchase, Exchange and Sale of Fund Shares

Pricing, Purchase, Exchange and Sale of RIT Shares

RIT is a closed-end, non-diversified management investment company listed on the NYSE. RIT Shares are currently purchased or sold on the NYSE and as a result, the market price of RIT Shares may be higher or lower than the net asset value of such RIT Shares. RIT Shares may not be exchanged for any other class of capital stock of RIT.

Pricing, Purchase, Exchange and Redemption of CRO Shares (Class O)

LM Trust is a newly organized, open-end management investment company and currently has only one series, CRO, which is non-diversified. If stockholders approve the Merger, each RIT Share would convert into an equivalent dollar amount (to the nearest $0.001) of CRO Shares. Holders of CRO Shares received pursuant to the Merger will be subject to a redemption fee of 1.00% for a period of 12 months following the Merger. It is anticipated that CRO will sell other classes of shares, in addition to Class O, at a future date, which may have different fees and expenses.

Purchase of CRO Shares

You may buy CRO Shares at their net asset value next determined after receipt by your service agent or the transfer agent of your purchase request in good order, plus any applicable sales charge. CRO Shares will not have a sales charge, although other classes of CRO may.

You must provide the following information for your order to be processed:

•	Name of fund being bought

•	Class of shares being bought

•	Dollar amount or number of shares being bought (as applicable)

•	Account number (if existing account)

Exchanging CRO Shares

You may not exchange CRO Shares for any class of shares of other funds sold by the distributor.

Redemption of CRO Shares

You may redeem CRO Shares at their net asset value next determined after receipt by your service agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. If CRO Shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

If CRO’s investment manager determines that it would not be in the best interests of CRO’s remaining shareholders to make a redemption payment wholly in cash, CRO may honor a redemption request by delivering portfolio securities to a shareholder to pay all or a portion of the redemption proceeds. However, CRO will not use securities to satisfy any request for redemption, or combination of requests from the same shareholder in any 90-day period, if the total redemption amount does not exceed $250,000 or 1% of the net assets of CRO, whichever is less. When a redemption is paid “in kind,” the securities distributed to the redeeming shareholder will be valued in accordance with the procedures described CRO’s prospectus. Because a redemption in-kind may be used during times when the markets experience increased illiquidity, these valuation methods may include fair value estimations and a shareholder may have difficulty selling those securities at the valuation price. A shareholder receiving securities from the fund may incur costs in holding and when subsequently selling those securities, and the market price of those securities will be subject to fluctuation until they are sold. CRO will not use securities to pay redemptions by LMIS or other affiliated persons of CRO, except as permitted by law, SEC rules or orders, or interpretive guidance from the SEC staff or other proper authorities.

Additional Information Regarding Transactions of CRO Shares

When you buy, exchange or redeem CRO Shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered

CRO generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with CRO. Generally, U.S. citizens residing in foreign countries will not be permitted to establish accounts with the fund. Neither LMPFA, ClearBridge nor CRO are currently approved, registered or otherwise permitted to market to prospective investors which are domiciled in, or with a registered office in, any jurisdiction within the Member States of the European Union and the European Economic Area under any legislation implementing the Alternative Investment Fund Managers Directive (the “AIFMD”) and the supplementing Level 2 Delegated Regulation to the AIFMD in the relevant country.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone.

The transfer agent or CRO will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

CRO has the right to:

•	Suspend the offering of CRO Shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your service agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your service agent or CRO for more information.

Signature Guarantees. To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming CRO Shares and sending the proceeds to an address or bank not currently on file

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money Laundering. Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small Account Fees/Mandatory Redemptions. Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with CRO or through a service agent.

Direct Accounts

Direct accounts generally include accounts held in the name of the individual investor on CRO’s books and records. To offset the relatively higher impact on fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value), CRO may charge you a fee of $3.75 per account that is determined and assessed quarterly on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of CRO Shares may result in tax consequences to you.

The small account fee will not be charged on, if applicable: (i) retirement plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; and

(iii) accounts that do not have a valid address as evidenced by mail being returned to CRO or its agents.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.

Non-direct Accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the service agent and CRO. Such accounts are not subject to the small account fee that may be charged to direct accounts.

CRO reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your service agent if the aggregate value of CRO Shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, CRO may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your service agent for more information. Any redemption of CRO Shares may result in tax consequences to you.

All Accounts

CRO may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, CRO may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent Trading of CRO Shares. Frequent purchases and redemptions of CRO Shares may interfere with the efficient management of CRO, increase fund transaction costs, and have a negative effect on CRO’s long-term shareholders. For example, in order to handle large flows of cash into and out of CRO, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve CRO’s investment objectives. Frequent trading may cause CRO to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from CRO’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that CRO’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of CRO’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by CRO’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, CRO may limit additional exchanges or purchases of CRO Shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in CRO or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of CRO Shares.

Under CRO’s policies and procedures, CRO reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” (as defined below) across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in CRO altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in CRO. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor either preceded or followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of CRO’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds CRO Shares for a number of its customers in one account. CRO’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of CRO’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

CRO has also adopted policies and procedures to prevent the selective release of information about CRO’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by CRO or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, CRO may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although CRO will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. CRO reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason

Payments to Broker/Dealers and Other Financial Intermediaries

CRO’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of CRO Shares, shareholder services and other purposes. These payments create a conflict of interest by influencing an investor’s broker/dealer or other intermediary or its employees or associated persons to recommend CRO over another investment. Investors should ask their financial adviser or salesperson or visit their financial intermediary’s or salesperson’s website for more information.

INFORMATION ABOUT THE MERGER

The Agreement and Plan of Merger

The following is a summary of the material terms and conditions of the Agreement and Plan of Merger. This summary is qualified in its entirety by reference to the form of Agreement and Plan of Merger attached as Appendix A to this Proxy Statement/Prospectus. Under the Agreement and Plan of Merger, RIT will be merged with and into LM Trust on the Closing Date. As a result of the Merger and on the Closing Date:

•	RIT will no longer exist, and

•	LM Trust will be the surviving entity

RIT will then:

•	deregister as an investment company under the 1940 Act,

•	cease its separate existence under Maryland law,

•	remove RIT Shares from listing on the NYSE, and

•	withdraw from registration under the Securities Exchange Act of 1934, as amended.

If stockholders approve the Merger, each RIT Share (including fractional RIT Shares) would convert into an equivalent dollar amount (to the nearest $0.001) of CRO Shares, based on the net asset value of RIT on the date preceding the Merger. LM Trust is a newly organized, open-end management investment company and currently has only one series, CRO, which is non-diversified. Immediately following the Merger, former RIT stockholders will be the only holders of CRO Shares.

No sales charge or fee of any kind will be charged by LM Trust to holders of RIT Shares in connection with their receipt of CRO Shares in the Merger. However, holders of CRO Shares received pursuant to the Merger will be subject to a redemption fee of 1.00% for a period of 12 months following the Merger.

From and after the Closing Date, CRO will possess all of the properties, assets, rights, privileges and powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of RIT, all as provided under Maryland law.

Under Maryland law, stockholders of a corporation whose shares are traded publicly on a national securities exchange, such as the RIT Shares, are not entitled to demand the fair value of their shares upon a merger; therefore, the holders of RIT Shares will be bound by the terms of the Merger, if approved. However, any holder of RIT Shares may sell his or her RIT Shares on the NYSE at any time prior to the Merger.

The Agreement and Plan of Merger may be terminated and the Merger abandoned, whether before or after approval by RIT’s stockholders, at any time prior to the Closing Date by resolution of either the Board of RIT or the Board of LM Trust, if circumstances should develop that, in the opinion of either Board, make proceeding with the Merger inadvisable with respect to RIT or CRO, respectively.

The Agreement and Plan of Merger provides that either RIT or LM Trust may waive compliance with any of the terms or conditions made therein for the benefit of that Fund, other than the requirements that: (a) the Agreement and Plan of Merger be approved by stockholders of RIT; and (b) RIT and LM Trust receive the opinion of Simpson Thacher & Bartlett LLP that the transactions contemplated by the Agreement and Plan of Merger will constitute a tax-free reorganization for federal income tax purposes, if, in the judgment of the Fund’s Board, after consultation with Fund counsel, such waiver will not have a material adverse effect on the benefits intended to be provided by the Merger to the stockholders of the Fund.

Under the Agreement and Plan of Merger, each of RIT and LM Trust, out of its assets and property, will indemnify and hold harmless the other and the members of the Board and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the other Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by RIT and

LM Trust of any of its representations, warranties, covenants or agreements set forth in the Agreement and Plan of Merger or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by RIT or LM Trust or the members of the Board or officers of RIT or LM Trust prior to the Closing Date, provided that such indemnification by RIT or LM Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction. In no event will RIT or LM Trust or the members of the Board or officers of RIT or LM Trust be indemnified for any losses, claims, damages, liabilities or expenses arising out of or based on conduct constituting willful misfeasance, bad faith, gross negligence or the reckless disregard of duties.

The Board of each of RIT and LM Trust, including the Independent Members, has determined, with respect to its Fund, that the interests of the holders of RIT Shares or CRO Shares will not be diluted as a result of the Merger and that participation in the Merger is in the best interests of RIT and LM Trust. LMPFA, or an affiliate thereof, will bear half the costs of the Merger, with the remaining costs borne by RIT. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of this Proxy Statement/Prospectus, proxy solicitation expenses, SEC registration fees and legal fees.

Approval of the Agreement and Plan of Merger will require the affirmative vote of a majority of the outstanding RIT Shares. It is also anticipated, that Legg Mason, Inc., will approve the Merger as sole stockholder of CRO. See “Voting Information” below.

Reasons for the Merger and Board Considerations

Board Considerations

In March 2015, Bulldog Investors, LLC (“Bulldog”) initiated a proxy contest soliciting RIT stockholders to vote (i) in favor of a slate of three individuals nominated by affiliates of Bulldog as directors of RIT and (ii) in support of a floor proposal recommending that the Board of RIT consider authorizing a self-tender for RIT Shares at or close to net asset value (the “Bulldog Solicitation”). Despite considerable time and effort, RIT failed to obtain quorum for its 2015 Annual Meeting of Stockholders and therefore was not able to hold an annual meeting and resolve the Bulldog Solicitation. During and following RIT’s attempts to hold its 2015 Annual Meeting of Stockholders, the Board of RIT reviewed various measures that might be employed to address the issues raised by the Bulldog Solicitation, including a significant tender offer. RIT also entered into discussions with Bulldog regarding possible measures. After careful consideration and extended negotiations with Bulldog, the Board approved the Settlement Agreement pursuant to which the Board of RIT declared its intention to pursue the conversion of RIT from a closed-end investment company to an open-end investment company and Bulldog agreed to certain standstill provisions.

The Merger was presented to the Boards of RIT and LM Trust for consideration at simultaneous meetings held on October 21, 2015, and was approved by both Boards at that meeting. In considering the Merger, with the advice of counsel to the Independent Members, the Boards reviewed a number of factors, including the following:

•

It is anticipated that the total annual operating expenses borne by RIT stockholders will be reduced from 1.48% to 1.00%, after taking into account a lower management fee and an expense cap. If CRO attracts new investors and additional inflows, the total expense ratio of CRO could be further reduced due to economies of scale. Conversely, to the extent CRO experiences significant redemptions and does not have inflows from sales of additional shares, CRO’s total annual operating expenses may be higher than anticipated.

•

By merging into an open-end fund, holders of RIT Shares who receive CRO Shares (at the equivalent net asset value of their RIT Shares) in the Merger would be able to redeem their positions at net asset value (subject to a 1.00% redemption fee within the first 12 months following consummation of the Merger). As shareholders of an open-end fund, shareholders will not have the potential to have their shares trade at a premium to NAV, as can happen with closed-end funds.

•

As an open-end fund, CRO will not be susceptible to the type of activist efforts previously directed against RIT. This will reduce the time, effort and expense of addressing the demands of activists, which have been significant for RIT in the past and will allow the Board and management of LM Trust to focus on CRO’s investment objective of total return.

•

RIT’s primary investment objective is high current income with capital appreciation as a secondary investment objective. CRO’s primary investment objective is total return. However, RIT and CRO have similar investment policies and strategies, RIT stockholders will continue to have exposure to the real estate industry following the Merger. The Boards took into consideration management’s belief that broadening of the investment mandate allows for additional portfolio diversification and investment flexibility that may reduce risk and enhance returns. The Boards noted that CRO may experience significant portfolio turnover in order to meet the revised investment mandate and to satisfy redemption requests, which would result in holders of CRO Shares receiving long-term capital gains.

•

Unlike RIT, CRO will not utilize leverage for investment purposes, which may result in CRO having a lower distribution rate than RIT. The use of leverage may result in higher total returns in rising markets, but may result in lower total returns in declining markets. In addition, the Boards noted that while RIT has a managed distribution policy, CRO will not, which may lead to unpredictability in CRO’s distribution rate.

•

There will be continuity of management, as LM Trust will have the same investment advisers and the same portfolio managers, and will be overseen by the same members of the Board and be serviced by most of the same service providers, as RIT.

•

As an open-end fund, CRO must maintain a portion of its portfolio in cash in order to meet potential redemptions by holders of CRO Shares. As a result, CRO will likely be less fully invested than RIT and therefor may generate a lower total return on its assets than RIT in rising markets, but a but a higher total return in declining markets.

•

The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code. Assuming the Merger qualifies for such treatment, RIT stockholders generally will not recognize a gain or loss for federal income tax purposes as a result of the Merger, except to the extent they receive long-term capital gains as holders of CRO Shares as discussed above.

Based on the particular facts and circumstances identified by the Boards and additional information presented at the meetings of the Directors/Trustees as well as the foregoing factors, the Directors of RIT and the Trustees of LM Trust, including all of the Independent Members, determined that (i) Merger is in the best interests of each of RIT and LM Trust and (ii) the interests of holders of RIT Shares and CRO Shares will not be diluted as a result of Merger. Beyond the possible resolution of the Bulldog Solicitation in a manner that will allow current RIT stockholders to have exposure to the real estate industry without adverse tax consequences, the Boards did not identify a single factor or piece of information as all important or controlling. The RIT Board did note the analysis that RIT’s stockholders total expense ratio is expected to decline as a result of the Merger. As a result, each Board approved the Agreement and Plan of Merger, subject to approval by stockholders.

Federal Income Tax Consequences

The following is a summary of the material federal income tax consequences of the Merger applicable to a holder of RIT Shares that receives CRO Shares in the Merger. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. holders (as defined below) that hold their RIT Shares as capital assets for federal income tax purposes (generally, assets held for investment). This discussion does not address all of the tax consequences that may be relevant to a particular RIT stockholder or to RIT stockholders that are subject to special treatment under federal income tax laws.

This discussion does not address the tax consequences of the Merger under state, local or foreign tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

Holders of RIT Shares are urged to consult with their own tax advisors as to the tax consequences of the Merger in their particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local or foreign and other tax laws and of changes in those laws.

For purposes of this section, the term “U.S. holder” means a beneficial owner of RIT Shares that for federal income tax purposes is:

•	an individual citizen or resident of the United States;

•

a corporation, or other entity treated as a corporation for federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate that is subject to federal income tax on its income regardless of its source; or

•

a trust, the substantial decisions of which are controlled by one or more U.S. persons and which is subject to the primary supervision of a court within the United States, or a trust that validly has elected under applicable Treasury regulations to be treated as a U.S. person for federal income tax purposes.

Tax Consequences of the Merger Generally

RIT and CRO intend the Merger to qualify as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code. The Merger is conditioned upon the receipt by both RIT and LM Trust of an opinion from Simpson Thacher & Bartlett LLP to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

(i) the Merger will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that RIT and CRO will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) no gain or loss will be recognized by RIT as a result of the Merger or upon the conversion of RIT Shares into CRO Shares;

(iii) no gain or loss will be recognized by CRO as a result of the Merger or upon the conversion of RIT Shares into CRO Shares;

(iv) no gain or loss will be recognized by the holders of RIT Shares upon the conversion of their RIT Shares into CRO Shares;

(v) the tax basis of the RIT assets in the hands of CRO will be the same as the tax basis of such assets in the hands of RIT immediately prior to the consummation of the Merger;

(vi) immediately after the Merger, the aggregate tax basis of the CRO Shares received by each holder of RIT Shares in the Merger will be equal to the aggregate tax basis of the RIT Shares owned by such shareholder immediately prior to the Merger;

(vii) a shareholder’s holding period for CRO Shares will be determined by including the period for which such shareholder held RIT Shares converted pursuant to the Merger, provided that such RIT Shares were held by such shareholder as capital assets; and

(viii) CRO’s holding period with respect to the RIT assets transferred pursuant to the Merger will include the period for which such assets were held by RIT.

Assuming that, in accordance with the opinion referred to above, the Merger qualifies as a reorganization within the meaning of Section 368(a)(1) of the Code, the Merger will result in the tax consequences described above in clauses (i) through (viii).

Reporting Requirements

A holder of RIT Shares who receives CRO Shares as a result of the Merger will be required to retain records pertaining to the Merger. Each holder of RIT Shares who is required to file a U.S. tax return and who is a “significant holder” that receives CRO Shares in the Merger will be required to file a statement with the holder’s federal income tax return setting forth certain information, including such holder’s basis in and the fair market value of such holder’s RIT Shares converted pursuant to the Merger. A “significant holder” is a holder of RIT Shares who, immediately before the Merger, owned (i) at least 5% of the outstanding stock of RIT or (ii) securities of RIT with a tax basis of $1,000,000 or more. Holders of RIT Shares should consult with their own tax advisors regarding the application of these reporting requirements.

Other Tax Considerations

While neither CRO nor RIT is aware of any adverse state or local tax consequences of the Merger, they have not requested any ruling or opinion with respect to such consequences, and stockholders should consult their own tax advisor with respect to such matters.

Information Regarding Tax Capital Loss Carryforwards

As of December 31, 2014, RIT had the following capital loss carryforwards remaining:

RIT
	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization
	$(13,559,657)	12/31/2017
	(126,401)	12/31/2018

Total	$(13,686,058)

The Merger is not expected to affect the timing or usability of RIT’s capital loss carryforwards. The ability of CRO to use capital losses to offset gains (even in the absence of the Merger) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

Differences Between Maryland Corporations and Maryland Statutory Trusts

If consummated, the Merger of RIT with and into LM Trust will result in LM Trust surviving the Merger as an open-end investment company. The documents governing the business of LM Trust, the conduct of its affairs, its rights and powers and the rights and powers of its trustees, shareholders, agents and employees are (a) its certificate of trust filed with the State Department of Assessments and Taxation of Maryland, (2) its declaration of trust, and (3) its Bylaws. These governing documents include provisions which are different than their counterparts in RIT’s charter and Bylaws, the documents which currently govern the business and affairs of RIT. Certain of the differences are as follows:

(1)	Under the Maryland General Corporation Law, unless a corporation’s charter provides for a greater or lesser number of votes per share or limits or denies voting rights, each outstanding share of stock is entitled to one vote on each matter submitted to a vote at a meeting of stockholders. RIT’s charter does not provide otherwise, so each current stockholder of RIT is entitled to one vote per share of stock held by him. Fractional shares carry proportionately the rights of a whole share, including the right to vote.

Under LM Trust’s declaration of trust, each outstanding whole share (or fractional share) entitles the holder to a number of votes as to any matter on which the shareholder is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date for determining the shareholders entitled to vote on any such matter.

(2)	Neither RIT’s charter nor Bylaws permit RIT to redeem small (or any size) account balances held by stockholders of RIT.

Under LM Trust’s declaration of trust, the trustees of LM Trust may establish, from time to time, one or more minimum account sizes for shareholder accounts, which may differ within and among any series or classes, including CRO, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of shares in any such account in the amount of such fee), and/or require the involuntary redemption of shares held in, those accounts the net asset value of which for any reason falls below such established minimum account sizes, or may authorize LM Trust to convert any such shares in such account to shares of another class or series, or take any other such action with respect to minimum account sizes as may be deemed necessary or appropriate by the trustees, in each case upon such terms as shall be established by the trustees of LM Trust.

(3)	Although RIT’s charter and Bylaws do not explicitly authorize RIT to invest in other investment companies, its Bylaws permit the Board of Directors to designate an “investments committee”, which broad power delegates authority to an investments committee to authorize RIT to invest in other investment companies, if the committee determines to exercise that authority.

Under LM Trust’s declaration of trust, each series is explicitly authorized to hold cash, invest in securities, instruments and other property, use investment techniques, and have such goals or objectives as from time to time are described in the prospectus and statement of additional information contained in LM Trust’s then currently effective registration statement under the Securities Act of 1933, as amended. The trustees are not in any way bound or limited by present or future laws, rules, regulations, or customs in regard to investments by fiduciaries, but have full authority and power to authorize LM Trust to make, invest and reinvest in, to buy or otherwise acquire, to hold, for investment or otherwise, to borrow, to sell, terminate, exercise or otherwise dispose of, to lend or to pledge, to write, enter into, engage, trade or deal in any and all investments or investment strategies as they may deem proper at any time and from time to time to accomplish the purpose of LM Trust or any series thereof, including CRO.

(4)	Under RIT’s charter, certain actions, including mergers, consolidations and statutory share exchanges, the issuance or transfer by RIT of securities or other property having an aggregate fair market value in excess of $1,000,000 (with certain exceptions), the sale, lease or transfer of assets of RIT having an aggregate fair market value of $1,000,000 (except for portfolio transactions effected by RIT in the ordinary course of business) and the liquidation or termination of RIT require a supermajority vote by the stockholders of RIT, unless 75% of the Continuing Directors (as defined above) approve the proposed transaction. If 75% of the Continuing Directors (as defined above) approve the proposed transaction, then the transaction requires a majority vote by RIT’s stockholders.

Converting RIT from a closed-end investment company to an open-end investment company also requires a supermajority vote by RIT’s stockholders, unless 75% of the Continuing Directors (as defined above) approve the proposed conversion and any charter amendment necessary to effect the conversion. In such instances, the proposed conversion or amendment then requires a majority vote by RIT’s stockholders. An amendment which itself amends the provisions of RIT’s charter which require a supermajority vote of RIT’s stockholders requires approval by 75% of the entire Board of Directors of RIT and the affirmative vote of the holders of at least 75% of the votes entitled to be cast by RIT’s stockholders.

Under LM Trust’s declaration of trust, LM Trust or any series of LM Trust may be terminated at any time by the trustees by written notice to LM Trust’s shareholders or such series, as the case may be. Any class of LM Trust also may be terminated by the trustees as provided in the foregoing sentence. LM Trust may merge or consolidate with or into one or more business or statutory trusts or other business entities or series or classes thereof formed or organized or existing under the laws of Maryland or any other state or the United States or any foreign country or other foreign jurisdiction by the affirmative vote of 2/3s of the trustees. LM’s declaration of trust also permits the trustees to authorize LM Trust or any series or class thereof, to sell, lease, transfer, pledge, exchange, convey or dispose of all or substantially all of LM Trust’s assets (or all or substantially all of the assets allocated or belonging to a particular series or class), including its good will, to any one or more business or statutory trusts or other business entities, organized under the laws of Maryland or some other jurisdiction, or series or classes thereof (including another series or class of LM Trust) upon such terms and conditions and for such consideration (which may include the assumption of some or all of the outstanding obligations and liabilities of LM Trust or such series or class) as the Trustees may determine.

(5)	Under RIT’s charter, the Board of Directors of RIT may not terminate RIT or merge RIT with another entity without stockholder approval. A termination or merger requires a supermajority vote by RIT’s stockholders, unless 75% of the Continuing Directors (as defined above) approve the proposed termination or merger. If 75% of the Continuing Directors (as defined above) approve the proposed termination or merger, such action then requires a majority vote by RIT’s stockholders.

Under LM Trust’s declaration of trust, the trustees of LM Trust may unilaterally terminate LM Trust or merge LM Trust with another entity without shareholder approval.

(6)	Under RIT’s charter, charter amendments require approval by RIT’s stockholders. The voting proportion depends on the nature of the amendment, but the charter amendment (with certain exceptions permitted under the Maryland General Corporation Law) may not be effected without stockholder approval. However, the Maryland General Corporation Law permits a majority of the entire Board of Directors of a corporation to unilaterally amend its charter (a) to change the name of the corporation and (b) to change the name or other designation or par value of any class or series of stock of the corporation and the aggregate par value of the stock of the corporation, without stockholder approval.

Under LM Trust’s declaration of trust, a majority of the trustees then in office may amend or otherwise supplement the declaration of trust, although an amendment to this required voting proportion requires the vote of 2/3s of the trustees then in office. Amendments to the declaration of trust do not require approval by shareholders.

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Directors, Trustees and Officers

The overall management of the business and affairs is vested in the Board of Directors with respect to RIT and the Board of Trustees of LM Trust with respect to CRO. Each Board approves all significant agreements between such Fund and persons or companies furnishing services to the Fund. The day-to-day operation of the Fund is delegated to the officers of each Fund, LMPFA and ClearBridge, subject always to the investment objectives, restrictions and policies of each Fund and to the general supervision of the Board. Certain Directors/Trustees and officers of each Fund are affiliated with Legg Mason, the parent corporation of LMPFA and ClearBridge. All of the executive officers hold similar offices with some or all of the other funds advised by LMPFA.

The following table provides information concerning the Directors of RIT. These individuals are also Trustees of LM Trust and have served on the Board of Trustees since October 2015. However, LM Trust’s Board of Trustees is not classified and members of LM Trust’s Board of Trustees will hold office until an annual meeting of stockholders called to elect trustees is required under the 1940 Act or Maryland law.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Class III Directors serving until 2016 Annual Meeting of Stockholders
NON-INTERESTED DIRECTORS
William R. Hutchinson c/o Chairman of the Fund Legg Mason & Co. LLC (“Legg Mason & Co.”) 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1942	Director and Member of Audit and Nominating Committees	Since 2002	President, W.R. Hutchinson & Associates Inc. (consulting)	31	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc-Corp. (since 1994)

Eileen A. Kamerick c/o Chairman of the Fund Legg Mason & Co., 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1958	Director and Member of Audit and Nominating Committees	Since 2013	Senior Vice President and Chief Financial Officer, ConnectWise, Inc. (software and services company) (since 2015) and Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2014); formerly, CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012)	31	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Robert D. Agdern c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1950	Director and Member of Audit and Nominating Committees	Effective January 1, 2015	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (since 2002); Deputy General Counsel responsible for western hemisphere matters for BP PLC from 1999 to 2001; Associate General Counsel at Amoco	31	None
			Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments from 1993 to 1998 (Amoco merged with British Petroleum in 1998 forming BP PLC).

Class I Directors serving until 2016 Annual Meeting of Stockholders
NON-INTERESTED DIRECTORS
Carol L. Colman c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1946	Director and Member of Audit and Nominating Committees	Since 2007	President, Colman Consulting Co.	31	None

Leslie H. Gelb c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1937	Director and Member of Audit and Nominating Committees	Since 2007	President Emeritus and Senior Board Fellow, The Council on Foreign Relations (since 2003); formerly, President, The Council on Foreign Relations (prior to 2003); formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	31	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Director, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTOR
Jane E. Trust* Legg Mason & Co. 100 International Drive Baltimore, MD 21202 Birth year: 1962	Chairman, President and Chief Executive Officer	Effective August 1, 2015	Managing Director of Legg Mason & Co. (since 2015); Officer and/or Trustee/Director of 157 funds associated with LMPFA or its affiliates (since 2015); Senior Vice President of LMPFA (since April 2015). Formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007).	147	None

Class II Directors serving until 2017 Annual Meeting of Stockholders
NON-INTERESTED DIRECTORS
Daniel P. Cronin c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1946	Director and Member of Audit and Nominating Committees	Since 2007	Retired; formerly, AssociateGeneral Counsel, Pfizer, Inc.	31	None

Paolo M. Cucchi c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1941	Director and Member of Audit and Nominating Committees	Since 2002	Emeritus Professor of French and Italian at Drew University (since 2014); formerly, Professor of French and Italian at Drew University (2009 to 2014); Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)	31	None

Dr. Riordan Roett c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1938	Director and Member of Audit and Nominating Committees	Since 2007	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)	31	None

Each of the Directors has served as a Director of RIT as indicated in the table above. The Directors were selected to join the Board based upon the following as to each Board Member: his or her character and integrity; such person’s service as a board member of other funds in the Legg Mason fund complex; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Director; as to each Director other than Ms. Trust, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Ms. Trust, her role with Legg Mason, Inc. (“Legg Mason”). No factor, by itself, was controlling.

In addition to the information provided in the table included above, each Director possesses the following attributes: Mr. Agdern, experience in business and as a legal professional; Ms. Colman, experience as a consultant and investment professional; Mr. Cronin, legal and managerial experience; Mr. Cucchi, experience as a college professor and leadership experience as an academic dean; Mr. Gelb, academic and world affairs and foreign relations experience and service as a board member of other registered investment companies; Mr. Hutchinson, experience in accounting and working with auditors, consulting, business and finance and service as a board member of another highly regulated financial services company; Ms. Kamerick, experience in business and finance, including financial reporting, and service as a board member of another highly regulated financial services company; Dr. Roett, expertise in Latin and South American societies and economies and academic leadership experience; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Security Ownership of Management

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director or Trustee as of December 31, 2014:

Name of Director/Nominee	Dollar Range(1) of Equity Securities in RIT	Dollar Range(1) of Equity Securities in LM Trust	Aggregate Dollar Range(1) of Equity Securities in all Funds Overseen by Director/Nominee in Family of Investment Companies(2)
NON-INTERESTED MEMBERS
Robert D. Agdern(3)	A	A	A
Carol L. Colman	A	A	E
Daniel P. Cronin	C	A	E
Paolo M. Cucchi	A	A	A
Leslie H. Gelb	A	A	A
William R. Hutchinson	D	A	E
Eileen Kamerick(4)	C	A	C
Riordan Roett	A	A	C
INTERESTED MEMBER
Jane E. Trust(5)	A	A	A

(1)	The dollar ranges are as follows: “A” = None; “B” = $1-$10,000; “C” = $10,001-$50,000; “D” = $50,001-$100,000; “E” = Over $100,000.

(2)

“Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

(3)	Mr. Agdern became a Director, effective January 1, 2015.

(4)	Holdings are shown as of March 27, 2015.

(5)	Ms. Trust became a Director, effective August 1, 2015.

At September 30, 2015, the Directors, Trustees and officers of RIT and LM Trust, respectively, as a group beneficially owned less than 1% of the outstanding RIT Shares or CRO Shares, respectively.

No Director or Trustee who is not an “interested person” of RIT or LM Trust, respectively, as defined in the 1940 Act, nor any immediate family members, to the best of RIT’s or LM Trust’s knowledge, had any interest in the investment adviser, or any person or entity (other than the Funds) directly or indirectly controlling, controlled by, or under common control with Legg Mason as of December 31, 2014.

Compensation

Under the federal securities laws, and in connection with the Meeting, RIT and LM Trust are required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors and the Trustees by RIT and LM Trust, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director and Trustee by the RIT and LM Trust and the Fund Complex during the calendar year ended December 31, 2014. However, LM Trust is a newly organized, open-end management investment company and the Trustees have not received any compensation from LM Trust as of the date of this Proxy Statement/Prospectus. Certain of the Directors/Trustees listed below are members of RIT’s and LM Trust’s respective Audit and Nominating Committee, as well as other committees of the boards of certain other investment companies advised by LMPFA. Accordingly, the amounts provided in the table include compensation for service on all such committees. RIT and LM Trust do not provide any pension or retirement benefits to Directors/Trustees. In addition, no remuneration was or is paid to Ms. Trust who is an “interested person” as defined in the 1940 Act.

Name of Directors/Trustees	Aggregate Compensation from RIT for Fiscal Year Ended 12/31/14	Aggregate Compensation from CRO for Fiscal Year Ended 12/31/14	Total Compensation from the Funds and Fund Complex(1) for Calendar Year Ended 12/31/14	Directorships(2)
Robert D. Agdern(2)	$0	$0	$0	31
Carol L. Colman	2,913	0	258,816	31
Daniel P. Cronin	2,913	0	258,816	31
Paolo M. Cucchi	2,599	0	231,941	31
Leslie H. Gelb	2,599	0	231,941	31
William R Hutchinson	3,117	0	280,231	31
Eileen Kamerick	2,845	0	252,807	31
Dr. Riordan Roett	2,599	0	231,941	31

(1)

“Fund Complex” means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(2)	Mr. Agdern became a Director, effective January 1, 2015.

As of January 1, 2014, RIT paid each of the Independent Members an annual fee of $120,000, plus $22,500 for each regularly scheduled Board meeting attended in person and $2,000 for each telephonic meeting of the Board. In addition to the payments described above, (a) the Lead Independent Member of the Board receives $35,000; (b) the chairperson of the Audit Committee receives $30,000; (c) the chairperson of the Nominating Committee receives $15,000; and (d) the chairperson of the Investment Committee receives $15,000. The following changes became effective January 1, 2015, (1) each Independent Member’s annual retainer increased to $150,000, (2) the Lead Independent Member received an additional annual fee of $50,000, and (3) each member of the Audit Sub-Committee received an additional annual fee of $15,000. The annual compensation, fees and expenses are allocated among all the funds in the fund complex on the basis of average net assets. It is anticipated that LM Trust will adopt an identical compensation package for its Board of Trustees as RIT.

Responsibilities of the Board of RIT and LM Trust

Each Fund’s Board is responsible under applicable state law for overseeing generally the management and operations of each Fund. The Directors/Trustees oversee RIT’s and LM Trust’s operations by, among other things, meeting at its regularly scheduled meetings and as otherwise needed with management and evaluating the performance of service providers including LMPFA, ClearBridge, the custodian and the transfer agent. As part of this process, the Directors/Trustees consult with the Funds’ independent auditors and with their own separate independent counsel.

Each Fund’s Board reviews the Fund’s financial statements, performance, net asset value and market price and the relationship between them, as well as the quality of the services being provided to the Funds. As part of this process, the Directors/Trustees review each Fund’s fees and expenses in light of the nature, quality and scope of the services being received while also seeking to ensure that each Fund continues to have access to high quality services in the future.

RIT’s Board of Directors has four regularly scheduled meetings each year, and additional meetings are scheduled as needed. It is anticipated that LM Trust’s Board of Trustees will have four regularly scheduled meetings each year, and additional meetings as needed. In addition, each Board has a standing Audit Committee (“Audit Committee”), Nominating Committee and Governance (the “Nominating Committee”) and Investment, Performance and Pricing Committee (the “Investment Committee”) that meet periodically and whose responsibilities are described below.

During RIT’s fiscal year ended December 31, 2014, the Board of Directors held four regular meetings and two special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. RIT does not have a formal policy regarding attendance by Directors at annual meetings of stockholders.

LM Trust is a newly organized and its Board of Trustees has held two meetings since its inception. It is anticipated that each Trustee will attend at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible.

Each of the Audit Committee and the Nominating Committee is composed of all Directors/Trustees who have been determined not to be “interested persons” of each Fund, LMPFA, ClearBridge or their affiliates within the meaning of the 1940 Act, and, with respect to RIT, who are “independent” as defined in the NYSE listing standards (“Independent Members”), and is chaired by an Independent Member. The Board in its discretion from time to time may establish ad hoc committees.

Each Fund’s Board is currently comprised of nine directors/trustees, eight of whom are Independent Members. Jane E. Trust serves as Chairman of each Board. Ms. Trust is an “interested person” of RIT and LM Trust. The appointment of Ms. Trust as Chairman reflects each Board’s belief that her experience, familiarity with the Funds’ day-to-day operations and access to individuals with responsibility for management and operations provides such Board with insight into RIT’s and LM Trust’s business and activities and, with her access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Fund’s business, legal and other needs and the orderly conduct of board meetings. Mr. Hutchinson serves as Lead Independent Member. The Chairman develops agendas for Board meetings in consultation with the Lead Independent Director and presides at all meetings of the Board. The Lead Independent Member, among other things, chairs executive sessions of the Independent Members, serves as a spokesperson for the Independent Members and serves as a liaison between the Independent Members and the Funds’ management between Board meetings. The Independent Members regularly meet outside the presence of management and are advised by independent legal counsel. The Board also has determined that its leadership structure, as described above, is appropriate in light of the size and complexity of each Fund, the number of Independent Members (who constitute a super-majority of the Board’s membership) and the Board’s general oversight responsibility. The Board also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Members from management, but also enhances the independent and orderly exercise of its responsibilities.

Audit Committee

Each Fund’s Audit Committee is composed entirely of all of the Independent Members: Mses. Colman and Kamerick and Messrs. Agdern, Cronin, Cucchi, Gelb, Hutchinson and Roett. Ms. Kamerick serves as the Chair of each Fund’s Audit Committee and has been determined by each Board to be an “audit committee financial expert.” The principal functions of the Audit Committee are: to (a) oversee the scope of each Fund’s audit, each Fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of each Fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to each Fund and certain other persons by each Fund’s independent registered public accounting firm. RIT’s Audit Committee met twice during the fiscal year ended December 31, 2014. RIT’s Board of Directors most recently reviewed and re-adopted an Audit Committee Charter at a meeting held on February 11, 2014, a copy of which was attached as Annex A to RIT’s proxy statement dated March 26, 2014. LM Trust is a newly organized and has held one meeting of the Audit Committee since its inception. LM Trust’s Board of Trustees reviewed and adopted an Audit Committee Charter at a meeting held on November 12, 2015.

Nominating Committee

Each Fund’s Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors/Trustees of that Fund, is currently composed of Mses. Colman and Kamerick, and Messrs. Agdern, Cronin, Cucchi, Gelb, Hutchinson and Roett. Only Directors/Trustees who are Independent Members are members of the Funds’ Nominating Committees. Each Fund’s Nominating Committee may accept nominees recommended by the Fund’s stockholders as it deems appropriate. Stockholders of RIT who wish to recommend a nominee should send recommendations to such Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors/Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders.

RIT’s Nominating Committee met twice during the fiscal year ended December 31, 2014. RIT’s Board of Directors most recently reviewed and re-adopted a Nominating Committee Charter a meeting held on February 12, 2015, a copy of which is attached as Annex A to RIT’s proxy statement.

LM Trust is a newly organized and has not held any meetings of the Nominating Committee since its inception. LM Trust’s Board of Trustees reviewed and adopted Nominating Committee Charter at a meeting held on November 12, 2015.

Each Fund’s Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. Each Fund’s Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. Neither Fund’s Nominating Committee has specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Directors/Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director/Trustee of the Fund, each Fund’s Nominating Committee may consider the following factors, among any others it may deem relevant:

•

whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director/Trustee of the Fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director/Trustee of the Fund;

•

the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director/Trustee of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

Investment Committee

Each Fund’s Investment Committee is composed entirely of all of the Independent Members. The members of the Investment Committee are Mses. Colman and Kamerick and Messrs. Agdern, Cronin, Cucchi, Gelb, Hutchinson and Roett. Ms. Colman serves as Chair of each Fund’s Investment Committee. The principal functions of the Investment Committee are: (a) to review and revise, with LMPFA and/or Clearbridge, the investment performance data and related reports provided to the Board, (b) to review with LMPFA the investment performance benchmarks and peer groups used in reports delivered to the Board and (c) to perform other functions as the Board may delegate from time to time. RIT’s Investment Committee met four times during the fiscal year ended December 31, 2014. LM Trust is a newly organized and has not held any meetings of the Investment Committee since its inception.

Officers

RIT’s executive officers are chosen each year at a regular meeting of the Board of Directors, to hold office until their respective successors are duly elected and qualified. CRO’s executive officers were chosen at a regular meeting of the Board of Trustees held on November 12, 2015, to hold office until their respective successors are duly elected and qualified. The same individuals serve as officers of both RIT and CRO. Officers of the Fund receive no compensation from the Fund although they may be reimbursed by the Fund for reasonable out-of-pocket travel expenses for attending Board meetings. In addition to Ms. Trust, each Fund’s Chairman, CEO and President, the executive officers of the Funds currently are:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard F. Sennett Legg Mason & Co. 100 International Drive, Baltimore, MD 21202 Birth year: 1970	Principal Financial Officer	Since 2011 (RIT) Since 2015 (CRO)	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Ted P. Becker Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1951	Chief Compliance Officer	Since 2006 (RIT) Since 2015 (CRO)	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Jenna Bailey Legg Mason & Co. 100 First Stamford Place, Stamford, CT 06902 Birth year: 1978	Identity Theft Prevention Officer	Since 2015 (RIT) Since 2015 (CRO)	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Associate Compliance Officer of Legg Mason & Co. (2011-2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011).

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven Frank Legg Mason & Co. 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1967	Treasurer	Since 2010 (RIT) Since 2015 (CRO)	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Robert I. Frenkel Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003 (RIT) Since 2015 (CRO)	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act in combination require RIT’s Directors and principal officers, persons who own more than 10% of the RIT Shares, LMPFA and certain of its affiliates, to file reports of ownership and changes in ownership with the SEC and the NYSE. Such persons and entities are required by SEC regulations to furnish RIT with copies of all such filings. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, RIT believes that for the nine-month period ended September 30, 2015, all such filing requirements were met with respect to RIT.

Investment Manager

LMPFA has served as RIT’s investment manager since 2006. LMPFA has served as CRO’s investment manager since 2015. LMPFA, located at 620 Eighth Avenue, New York, NY 10018, is a registered investment adviser and will provide administrative and management services to each Fund. As of September 30, 2015, LMPFA’s total assets under management were approximately $223 billion. LMPFA is a wholly owned subsidiary of Legg Mason. Legg Mason is a global asset management firm. As of September 30, 2015, Legg Mason’s asset management operation had aggregate assets under management of approximately $672.1 billion.

Subadvisory Arrangements

ClearBridge has served as RIT’s subadviser since 2011. ClearBridge has served as subadviser since 2015. ClearBridge, located at 620 Eighth Avenue, New York, New York 10018, serves as the Fund’s subadviser. ClearBridge, a wholly owned subsidiary of Legg Mason, is a registered investment adviser and will be responsible for the day-to-day portfolio management of the Fund, subject to the supervision and direction of the Board and LMPFA. As of September 30, 2015, ClearBridge’s total assets under management were approximately $103.9 billion.

Western Asset Management Company (“Western Asset”) will manage the portion of CRO’s cash and short-term instruments allocated to it. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset, a wholly-owned subsidiary of Legg Mason, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2015, the total assets under management of Western Asset and its supervised affiliates were approximately $446 billion.

Investment Management Agreement and Sub-Advisory Agreements

Investment Management Agreement

Under each Fund’s investment management agreement with LMPFA, subject to the supervision and direction of each Fund’s Board, LMPFA is delegated the responsibility of managing the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, making investment decisions for the Fund and placing orders to purchase and sell securities. LMPFA performs administrative and management services necessary for the operation of each Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, stockholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, Fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to stockholders; (iv) maintaining the Fund’s existence, and (v) maintaining the registration and qualification of the Fund’s shares under federal and state laws.

LMPFA also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; and certain administrative and clerical services, including certain accounting services and maintenance of certain books and records.

CRO’s investment management agreement will continue in effect, unless otherwise terminated, until December 16, 2017. RIT’s management agreement, as well as CRO’s management agreement after its initial term, will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Fund’s Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Members with such Independent Members casting votes in person at a meeting called for such purpose. Each Fund’s management agreement provides that LMPFA may render services to others. Each Fund’s management agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund’s Directors, or by LMPFA on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. Each Fund’s management agreement provides that neither LMPFA nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

LMPFA does not provide day-to-day portfolio management services. Rather, portfolio management for each Fund is provided by ClearBridge.

Sub-Advisory Agreements

ClearBridge provides services to each Fund pursuant to a sub-advisory agreement between LMPFA and ClearBridge. Under each sub-advisory agreement, subject to the supervision and direction of the Board and LMPFA, ClearBridge manages each Fund’s portfolio in accordance with the Fund’s investment objective and policies, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.

CRO’s sub-advisory agreement will continue in effect, unless otherwise terminated, until December 16, 2017. RIT’s sub-advisory agreement, as well as CRO’s sub-advisory agreement after its initial term, will continue from year to year, provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Members with such Independent Members casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) may terminate the Fund’s sub-advisory agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to ClearBridge. ClearBridge may terminate the sub-advisory agreement on 90 days’ written notice to the Fund and LMPFA. LMPFA and ClearBridge may terminate the sub-advisory agreement upon their mutual written consent. The sub-advisory agreement will terminate automatically in the event of its assignment.

Western Asset manages the portion of CRO’s cash and short-term instruments allocated to it pursuant to an agreement between the manager and Western Asset (the “Western Asset Agreement”). The Western Asset Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of CRO (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of CRO (as defined in the 1940 Act) may terminate the Western Asset Agreement without penalty on not more than 60 days’ nor less than 30 days’ written notice to Western Asset. Western Asset may terminate the Western Asset Agreement on 90 days’ written notice to CRO and the manager. The Western Asset Agreement may be terminated upon the mutual written consent of the manager and Western Asset. The Western Asset Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by Western Asset, as applicable, and shall not be assignable by the manager without the consent of Western Asset.

Advisory Fees

RIT pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.90% of RIT’s average daily net assets plus assets attributable to any preferred stock that may be outstanding, plus the principal amount of any commercial paper or notes held by RIT or any borrowings by RIT (“Managed Assets”). In addition, LMPFA agreed to a waiver in the amount of 0.05% of RIT’s average daily Managed Assets. The waiver commenced on August 15, 2011 and extends through June 30, 2016. With respect to RIT, LMPFA, and not RIT, pays sub-advisory fees to ClearBridge at the rate of 70% of the net management fee paid to LMPFA.

CRO pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of CRO’s average daily net assets. With respect to CRO, LMPFA, and not CRO, pays sub-advisory fees to ClearBridge at the rate of 70% of the management fee paid to LMPFA.

LMPFA pays Western Asset a fee of 0.02% of the portion of CRO’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

Additional information about the factors considered by the Board of RIT in approving its investment management agreement and sub-advisory agreement is set forth in RIT’s Annual Report to Stockholders for the fiscal year ending December 31, 2014. In addition, the basis for the Board of Trustees’ initial approval of CRO’s investment management and sub-advisory agreement will be provided in CRO’s initial stockholder report. The basis for subsequent continuations of the CRO’s investment management and sub-advisory agreement will be provided in annual or semi-annual reports to stockholders for the periods during which such continuations occur.

Codes of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, each Fund, LMPFA and ClearBridge have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

When personnel covered by either Fund’s Code of Ethics are employed by more than one of the managers affiliated with Legg Mason, those employees may be subject to such affiliate’s Code of Ethics adopted pursuant to Rule 17j-1, rather than the Fund’s Code of Ethics.

Copies of the Codes of Ethics of RIT, LM Trust, LMPFA, ClearBridge and Western Asset are on file with the SEC.

Proxy Voting Policies

Although individual Directors/Trustees may not agree with particular policies or votes by LMPFA or ClearBridge, each Fund’s Board has delegated proxy voting discretion to LMPFA and/or ClearBridge, believing that LMPFA, and/or ClearBridge should be responsible for voting because it is a matter relating to the investment decision-making process.

LMPFA delegates the responsibility for voting proxies for the Fund to ClearBridge through the Sub-Advisory Agreement. ClearBridge uses its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy voting responsibility for each Fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of ClearBridge to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by ClearBridge to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of ClearBridge (or its affiliates if such conflict is known to persons responsible for voting at ClearBridge) and the Fund, the Board of Directors of ClearBridge shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that ClearBridge votes proxies. ClearBridge shall be responsible for gathering relevant documents and records related to proxy voting from ClearBridge and providing them to each Fund as required for each Fund to comply with applicable rules under the 1940 Act.

ClearBridge’s proxy voting policy is attached as Appendix C hereto. Information regarding how RIT voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge (1) by calling 888-777-0102, (2) on the Fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov on Form  N-PX.

Portfolio Management Team of the Funds

Set forth below is information regarding the team of professionals at ClearBridge primarily responsible for overseeing the day-to-day operations of the Funds. Each portfolio manager’s address is 620 Eighth Avenue, 49th Floor, New York, NY 10018.

Name and Address	Length of Time Served	Principal Occupation(s) During Last Five Years
Mark J. McAllister, CFA	Since 2011 (RIT) Since 2015 (CRO)	Co-portfolio manager of the Funds; Managing Director and Portfolio Manager of ClearBridge; Mr. McAllister has 28 years of investment industry experience.

John Baldi	Since 2011 (RIT) Since 2015 (CRO)	Co-portfolio manager of the Funds; Managing Director and Senior Research Analyst of ClearBridge; Mr. Baldi has 17 years of related investment industry experience.

Other Accounts Managed by Portfolio Managers (data is as of September 30, 2015)

The table below identifies the number of accounts (other than the Funds) for which the portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. None of these accounts have fees based on performance.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Mark J. McAllister, CFA	Other Registered Investment Companies	2	$1.2 billion	None	None
	Other Pooled Vehicles	4	$1.3 billion	None	None
	Other Accounts	None	None	None	None
John Baldi	Other Registered Investment Companies	None	None	None	None
	Other Pooled Vehicles	None	None	None	None
	Other Accounts	None	None	None	None

Portfolio Manager Compensation

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding portfolio managers and closely align the interests of its portfolio managers with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the portfolio manager within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Incentive Award

•

ClearBridge’s Deferred Incentive Plan (CDIP)—a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

•

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

•

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•

Legg Mason Restricted Stock Deferral—a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•

Legg Mason Restricted Stock and Stock Option Grants—a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.

•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha.

•	Overall firm profitability and performance.

•	Amount and nature of assets managed by the portfolio manager.

•	Contributions for asset retention, gathering and client satisfaction.

•	Contribution to mentoring, coaching and/or supervising.

•	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis.

•	Market compensation survey research by independent third parties.

Potential Conflicts of Interest

LMPFA, ClearBridge and the portfolio managers have interests which may conflict with the interests of each Fund. There is no guarantee that the policies and procedures adopted by LMPFA, ClearBridge and each Fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit each Fund’s ability to take full advantage of the investment opportunity. Additionally, ClearBridge may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, ClearBridge’s trade allocation policies may result in each Fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that each Fund holds long, potentially resulting in a decrease in the market value of the security held by each Fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide ClearBridge with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s, or LMPFA’s or ClearBridge’s, desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to each Fund may be more acute.

Related Business Opportunities. LMPFA or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A portfolio manager may also face other potential conflicts of interest in managing each Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Fund and the other accounts listed above.

Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the portfolio managers of each Fund as of September 30, 2015.

Portfolio Manager	Dollar Range(1) of RIT Securities Beneficially Owned	Dollar Range(1) of CRO Securities Beneficially Owned	Aggregate Dollar Range(1) of Fund Securities Beneficially Owned
Mark J. McAllister, CFA	D	A	D
John Baldi	A	A	A

(1)	The dollar ranges are as follows: “A” = None; “B” = $1-$10,000; “C” = $10,001-$50,000; “D” = $50,001-$100,000; “E” = Over $100,000.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Further information about RIT is included in RIT’s Semi-Annual Report to Stockholders for the six-month period ended June 30, 2015, filed with the SEC on August 24, 2015 (accession no. 0001193125-15-300258) and RIT’s Annual Report to Stockholders for the Fiscal Year Ended December 31, 2014, filed with the SEC on February 25, 2015 (accession no. 0001193125-15-062123). Further information about LM Trust, including CRO, is included in LM Trust’s registration statement on Form N-1A filed with the SEC on December 22, 2015 (accession no. 0001193125-15-409504). Copies of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released stockholder reports are available upon request and without charge, by writing to the Funds at 620 Eighth Avenue, New York, New York 10041, by visiting the Funds’ website at http://www.lmcef.com or by calling the Funds at 888-777-0102.

RIT and LM Trust are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the Edgar Database on the SEC’s website at http://www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates. You may obtain information about the operation of the Public Reference Room by calling the SEC at 202-551-8090.

Financial Highlights

The financial highlights tables are intended to help you understand the performance of RIT for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a stockholder would have earned (or lost) on a RIT Share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the RIT’s financial statements. The financial statements of RIT for the fiscal years ended 2014, 2013, 2012, 2011 and 2010 have been audited by KPMG LLP (“KPMG”), an independent registered public accounting firm, whose reports, along with RIT’s financial statements, are included in RIT’s annual reports (available upon request). LM Trust is a newly organized, open-end management investment company and currently has only one series, CRO, and has no operating history.

Financial Highlights for RIT

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2015(1)		2014	2013	2012	2011	2010
Net asset value, beginning of period(2)	$14.35		$11.60	$12.16	$10.70	$11.07	$8.98

Income (loss) from operations:
Net investment income	0.19		0.58	0.48	0.45	0.45	0.36
Net realized and unrealized gain (loss)	(0.94)		2.89	(0.32)	1.73	(0.10)	2.45
Total income (loss) from operations	(0.75)		3.47	0.16	2.18	0.35	2.81

Less distributions paid to common stock holders from:
Net investment income	(0.36	)(3)	(0.72)	(0.72)	(0.72)	(0.72)	(0.29)
Return of capital	—		—	—	—	—	(0.43)
Total distributions	(0.36)		(0.72)	(0.72)	(0.72)	(0.72)	(0.72)

Net asset value, end of period	$13.24		$14.35	$11.60	$12.16	$10.70	$11.07

Market price, end of period	$11.70		$12.55	$10.06	$10.97	$9.25	$10.10
Total return, based on net asset value(4),(5)	(5.42)%		30.69%	0.97%	20.84%	4.02%	33.49%
Total return, based on market price(6)	(4.14)%		32.87%	(2.41)%	26.85%	(1.44)%	35.86%
Net assets, end of period (millions)	$151		$164	$133	$139	$122	$127

	2015(1)		2014		2013		2012		2011		2010
Ratios to average net assets:
Gross expenses	1.68	%(7)	1.54%		1.59%		1.74%		1.85%		2.08%
Net expenses	1.62	(7),(8),(9)	1.48	(8),(9)	1.53	(8),(9)	1.68	(8),(9)	1.82	(8),(9)	2.08
Net investment income	2.617		4.41		3.79		3.86		4.13		3.57

Portfolio turnover rate	5%		11%		11%		43%		23%		12%

Supplemental data:
Loan Outstanding, End of Period (000s)	$37,000		$37,000		$37,000		$37,000		$37,000		$45,000
Asset Coverage for Loan Outstanding(10)	509%		544%		459%		476%		431%		381%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding(10)	$5,093		$5,438	(11)	$4,586	(11)	$4,759	(11)	$4,307	(11)	3,811	(11)
Weighted Average Loan (000s)	$37,000		$37,000		$37,000		$37,000		$43,268		$38,690
Weighted Average Interest Rate on Loan	0.93%		0.90%		0.93%		1.10%		0.99%		1.53%

(1)	For the six months ended June 30, 2015 (unaudited).

(2)	Per share amounts have been calculated using the average shares method.

(3)

The actual source of RIT’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Stockholders will be informed of the tax characteristics of the distributions after the close of the fiscal year (unaudited).

(4)

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized (unaudited).

(5)

The total return calculation assumes that distributions are reinvested at net asset value. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with RIT’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(6)

The total return calculation assumes that distributions are reinvested in accordance with RIT’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(7)	Annualized (unaudited).

(8)	Reflects fee waivers and/or expense reimbursements.

(9)

LMPFA agreed to a waiver in the amount of 0.05% of RIT’s average daily net assets plus assets attributable to any borrowings used for leverage. The waiver commenced on August 15, 2011 and extends through June 30, 2016.

(10)	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period (unaudited).

(11)	Added to conform to current period presentation (unaudited).

RIT

Fiscal Year End is December 31

	Quarterly High Price			Quarterly Low Price
Quarter Ended	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)
December 31, 2013	$12.52	$10.98	(12.300)%	$11.43	$9.69	(15.223)%
March 31, 2014	12.59	10.96	(12.947)	11.60	10.04	(13.448)
June 30, 2014	13.48	11.70	(13.205)	12.57	10.79	(14.161)
September 30, 2014	13.66	11.89	(12.958)	12.89	11.16	(13.421)

	Quarterly High Price			Quarterly Low Price
Quarter Ended	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)
December 31, 2014	$14.58	$12.66	(13.169)%	$12.75	$11.11	(12.863)%
March 31, 2015	15.46	13.52	(12.549)	14.61	12.55	(14.100)
June 30, 2015	15.02	13.25	(11.784)	13.23	11.63	(12.094)
September 30, 2015	13.97	12.54	(10.236)	12.43	11.24	(9.574)

Risk/Return Bar Chart and Table

The following bar chart and table illustrates the variability of RIT’s returns by showing changes in RIT’s performance from year to year. Past performance is not necessarily an indication of how the Funds will perform in the future.

Annual Total Returns % Before Taxes

(For the periods ended December 31, 2014)

High/Low Calendar Quarter Returns

Worst Quarter	(45.98)%	12/31/2008
Best Quarter	14.02%	12/31/2014

The year-to-date return as of the most recent calendar quarter which ended September 30, 2015 was -6.54%.

Average Annual Total Returns(1)

(For the periods ended December 31, 2014)

	1 year	5 years	10 years
Return Before Taxes	30.69%	17.23%	6.65%
Return After Taxes on Distributions	27.62%	14.38%	2.96%
Return After Taxes on Distributions and Sale of Fund Shares	17.18%	12.40%	3.35%
MSCI U.S. REIT Index (reflects no deduction for fees, expenses, or taxes)	30.38%	17.05%	8.31%

(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

CAPITALIZATION

The following table sets forth the unaudited capitalization of each Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of CRO will be received by stockholders of RIT on the Closing Date, and the information should not be relied upon to reflect the number of shares of CRO that actually will be received.

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table

As of September 30, 2015 (Unaudited)

	RIT (Target Fund)	CRO (Acquiring Fund)	Pro Forma Adjustments		Pro Forma Combined Fund
Total Net Assets	$147,666,263	$—	$299,000	(a)	$147,367,263
Shares Outstanding	11,441,022	—	—		11,441,022
Net Asset Value	12.91	—			12.88

(a)	Reflects adjustments for estimated Merger costs of $299,000.

For more information about the Funds’ capital stock, see “Description of the Funds’ Capital Stock”

PORTFOLIO COMPOSITION

RIT and CRO have different investment objectives, but similar investment policies and strategies. It is anticipated that RIT will experience a significant portfolio turnover as a result of repositioning of the portfolio prior to the Merger. The below charts illustrate the anticipated changes from RIT’s portfolio to CRO’s.

CRO will post its complete portfolio holdings at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) on a quarterly basis. CRO intends to post its complete portfolio holdings 14 calendar days following the quarter-end. CRO intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

LM Trust’s Board has adopted policies and procedures (the “policy”) developed by LMPFA with respect to the disclosure of CRO’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. LMPFA believes the policy is in the best interests of CRO and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect funds from potentially harmful disclosures.

General rules/Website disclosure

The policy provides that information regarding a fund’s portfolio holdings may be shared at any time with employees of LMPFA, ClearBridge and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel). With respect to non-money market funds, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or CRO’ Internet site that is accessible by the public, or through public release by a third party vendor.

PORTFOLIO TRANSACTIONS

Subject to policies as may be established by the Board from time to time, ClearBridge is primarily responsible for each Fund’s portfolio decisions and the placing of each Fund’s portfolio transactions. Commissions are negotiated with broker/dealers on all transactions.

Pursuant to the investment management agreement and the subadvisory agreement, each of LMPFA and ClearBridge is authorized to place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of LMPFA and ClearBridge in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to each Fund and/or the other accounts over which LMPFA, ClearBridge or their affiliates exercise investment discretion. LMPFA and ClearBridge are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if LMPFA or ClearBridge, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists LMPFA or ClearBridge in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to LMPFA or ClearBridge in the investment decision-making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that LMPFA or ClearBridge, as applicable, and its affiliates have with respect to accounts over which they exercise investment discretion. LMPFA and ClearBridge may also have arrangements with brokers pursuant to which such brokers provide research services to LMPFA or ClearBridge, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases each Fund’s costs, LMPFA and ClearBridge do not believe that the receipt of such brokerage and research services significantly reduces its expenses as manager or subadviser, as applicable. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to LMPFA or ClearBridge by brokers that effect securities transactions for the fund may be used by LMPFA or ClearBridge, as applicable, in servicing other investment companies and accounts which it manages. Similarly, research services furnished to LMPFA or ClearBridge by brokers who affect securities transactions for other investment companies and accounts which LMPFA or ClearBridge manages may be used by LMPFA or ClearBridge, as applicable, in servicing each Fund. Not all of these research services are used by LMPFA or ClearBridge in managing any particular account, including each Fund.

Each Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

In certain instances there may be securities that are suitable as an investment for each Fund as well as for one or more of the LMPFA’s or ClearBridge’s other clients. Investment decisions for each Fund and for LMPFA’s or ClearBridge’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for each Fund and for other portfolios managed by LMPFA or ClearBridge, as applicable, occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

Although each Fund does not have any restrictions on portfolio turnover, it is not each Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of each Fund will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of each Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by each Fund and their stockholders.

DIVIDENDS AND DISTRIBUTIONS

Distributions

RIT General

RIT has a managed distribution policy (the “Managed Distribution Policy”), pursuant to which RIT intends to make regular monthly distributions to shareholders at a fixed rate per common share, which may be adjusted from time to time by RIT’s Board of Directors. Under the Managed Distribution Policy, if, for any monthly distribution, the value of RIT’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from RIT’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of RIT Shares. Distributions to stockholders of RIT are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. At least annually, RIT intends to distribute all of its net long-term capital gains, if any. For RIT, both monthly and annual distributions to holders of RIT Shares will be made only after making interest and required principal payments on borrowings, if any, or paying any accrued dividends on, or redeeming or liquidating, any Fund preferred stock.

From time to time, RIT may distribute less than the entire amount of net investment income earned in a particular period, which amount may be available to supplement future distributions. As a result, the distributions paid by RIT for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the net asset value of RIT Shares and, correspondingly, distributions from net investment income will reduce the RIT Shares’ net asset value. In addition, the terms of any borrowings or preferred stock (if issued) may prohibit RIT from making distributions in the amount or at the time that it otherwise would.

CRO General

CRO intends to pay quarterly dividends from its net investment income, if any, and distributions from net short-term capital gains (if any) or from capital. Such distributions may represent a return of capital. CRO generally distributes long-term capital gain, if any, once in December and at such other times as are necessary. CRO may pay additional distributions and dividends in order to avoid a federal tax.

RIT Dividend Reinvestment Plan

Under RIT’s Dividend Reinvestment Plan (“Plan”), a stockholder whose RIT Shares are registered in his own name will have all distributions from RIT reinvested automatically by American Stock Transfer & Trust Company (“AST”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If RIT declares a dividend or capital gains distribution payable either in RIT Shares or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in RIT Shares. When the market price of the RIT Shares is equal to or exceeds 98% of the net asset value per share of the RIT Shares on the Determination Date (as defined below), Plan participants will be issued RIT Shares valued at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Determination Date or (b) 95% of the market price per share of the common stock on the Determination Date. The Determination Date is the dividend or capital gains distribution record date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

If 98% of the net asset value per share of the RIT Shares exceeds the market price of the RIT Shares on the Determination Date, the Plan Agent will receive the dividend or distribution in cash and will buy RIT Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the Determination Date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the Common Shareholders, except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the RIT Shares at the close of trading on the Exchange on the Determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan agent will cease purchasing RIT Shares in the open market and RIT shall issue the remaining RIT Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the Determination date or (b) 95% of the then current market price per share. You may withdraw from the Plan by notifying the Plan Agent in writing at 6201 15th Avenue, Brooklyn, New York 11219, by logging onto your account and following the directions at www.Investpower.com or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the RIT Shares.

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. RIT Shares in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by RIT. No brokerage charges apply with respect to RIT Shares issued directly by RIT as a result of dividends or capital gains distributions payable either in RIT Shares or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Experience under the Plan may indicate that changes to it are desirable. RIT reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with RIT’s prior written consent, on at least 30 days’ written notice to Plan participants. Upon any termination, you will be sent a certificate or certificates for the full RIT Shares held for you under the Plan and cash for any fractional RIT Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage commissions actually incurred for this transaction from the proceeds. All correspondence concerning the Plan should be directed by mail to AST, 6201 15th Avenue, Brooklyn, New York 11219, by logging onto your account and following the directions at www.Investpower.com or by telephone at 1-888-888-0151.

CRO Dividend Reinvestment Plan

You can elect to receive dividends and/or other distributions in cash. Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

If you hold shares directly with CRO and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in CRO Shares as described above.

If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in CRO Shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

If you hold CRO Shares directly with CRO, you may instruct CRO to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000 in CRO, and

•	The other fund is available for sale in your state, and

•	Such corresponding class of shares is made available by the distributor.

To change those instructions, you must notify your service agent or the fund at least three days before the next distribution is to be paid. Please contact your service agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.

TAXATION

Set forth below is a discussion of the material U.S. federal income tax aspects concerning CRO and the acquisition, ownership and disposition of CRO Shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. stockholder and that you hold your shares as a capital asset (generally, property held for investment). You will be a U.S. stockholder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in CRO Shares. This discussion is based upon the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, as of the date hereof, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, partnerships or other pass-through entities (or investors therein), U.S. stockholders whose “functional currency” is not the United States dollar, foreign stockholders, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark-to-market treatment, or persons that will hold CRO Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax or the Medicare tax on net investment income, or the effects of any state, local or foreign tax laws. You should consult your own tax advisers with regard to the U.S. federal income tax consequences of the acquisition, ownership, or disposition of CRO Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of CRO

CRO is a separate taxable entity for U.S. federal income tax purposes. CRO intends to elect to be treated and to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, CRO must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of CRO’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of CRO’s total assets and not greater than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, or two or more issuers that CRO controls and that are engaged in the same, similar or related trades or businesses, or any one or more Qualified Publicly Traded Partnerships. For purposes of the 90% gross income requirement, income derived by CRO from real estate companies that are classified as partnerships or trusts for U.S. federal income tax purposes (and not as corporations or REITs) is treated as qualifying income only to the extent such income is attributable to items of income of the partnership or trust that would be qualifying income if realized directly by CRO in the same manner as realized by the partnership or trust. The Internal Revenue Service has issued numerous private letter rulings similarly holding that a RIC investing in a partnership or trust should be treated as owning a proportionate share of the assets of the partnership or trust for purposes of the diversification requirement. Accordingly, CRO may have to restrict its investment in real estate companies that are classified as partnerships or trusts for U.S. federal income tax purposes in order to maintain its qualification as a RIC under the Code.

As a RIC, CRO generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its stockholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-

exempt income for such taxable year. CRO intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, CRO must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, CRO will be deemed to have distributed any income or gains on which it paid corporate income tax. To minimize the application of the excise tax, CRO generally intends to make its distributions in accordance with the foregoing distribution requirements.

A distribution by CRO will be treated as paid on December 31 of any calendar year if it is declared by CRO in October, November or December with a record date in such a month and paid by CRO during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If CRO failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, CRO would be taxed as an ordinary corporation on its taxable income even if such income were distributed to its stockholders and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to stockholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate stockholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate stockholders. In addition, CRO could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before re-qualifying for taxation as a RIC.

Distributions

Distributions to stockholders by CRO of ordinary income, and of net short-term capital gains, if any, realized by CRO will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to stockholders as ordinary income to the extent that such distributions are paid out of CRO’s current or accumulated earnings and profits (as determined for U.S. federal income tax purposes). Distributions, if any, of net capital gains that are properly reported by CRO as capital gain dividends will be taxable as long-term capital gains, regardless of the length of time the stockholder has owned shares of CRO. Because of CRO’s investments in REITs, CRO may make distributions in excess of its current and accumulated earnings and profits. A distribution of an amount in excess of CRO’s current and accumulated earnings and profits will be treated by a stockholder as a return of capital, which is applied against and reduces the stockholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the stockholder’s basis in his or her shares, the excess will be treated by the stockholder as gain from a sale or exchange of the shares.

Qualified dividend income received by individual and other non-corporate stockholders is taxed at rates equivalent to long-term capital gain tax rates (currently, a maximum rate of 20%). Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria, although dividends paid by REITs generally will not be eligible to be treated as qualified dividend income. CRO generally can pass the tax treatment of qualified dividend income it receives through to CRO stockholders if it properly reports such income. A dividend received by CRO will not be treated as qualified dividend income (i) if CRO fails to meet certain holding period requirements for the stock on which the dividend is paid or (ii) to the extent that CRO is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividend will not constitute qualified dividend income if the stockholder fails to satisfy the foregoing requirements with respect to its CRO Shares.

Dividends of investment company taxable income properly reported by CRO and received by corporate stockholders of CRO will qualify for the DRD to the extent of the amount of qualifying dividends received by CRO from domestic corporations (other than REITs) for the taxable year. A dividend received by CRO will not be treated as a qualifying dividend (i) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if CRO fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that CRO is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD will be disallowed or reduced if the corporate stockholder fails to satisfy the foregoing requirements with respect to its CRO Shares.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional CRO Shares pursuant to the CRO dividend reinvestment plan. Stockholders receiving distributions in the form of additional CRO Shares will generally be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash.

CRO may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its stockholders, who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each stockholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by CRO on the gain and (iii) increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.

Stockholders will be notified annually as to the U.S. federal tax status of distributions, and stockholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Sale or Exchange of CRO Shares

Upon the sale or other disposition of CRO Shares, a stockholder will generally realize capital gain or loss in an amount equal to the difference between the amount realized and the stockholder’s adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the stockholder’s holding period for the shares. Generally, a stockholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale or other disposition of shares if the owner acquires (including acquisitions of CRO Shares pursuant to the CRO dividend reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a stockholder on the sale or exchange of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.

Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Nature of CRO’s Investments

Certain of CRO’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause CRO to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions, (vii) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (viii) treat dividends that would otherwise be eligible for the DRD as ineligible for such treatment and (ix) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above. These rules could therefore affect the character, amount and timing of distributions to stockholders.

Below Investment Grade Securities

CRO may invest a portion of its assets in below investment grade (high-yield) securities, commonly known as “high-yield” securities or “junk bonds.” Investments in these types of securities may present special tax issues for CRO. U.S. federal income tax rules are not entirely clear about issues such as when CRO may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by CRO, in the event it invests in such debt securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Original Issue Discount Securities

Investments by CRO in zero coupon or other discount securities will result in income to CRO equal to a portion of the excess of the stated redemption price at maturity of the securities over their issue price (the “original issue discount”) each year that the securities are held, even if CRO receives no cash interest payments. Original issue discount is included in determining the amount of income which CRO must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to RICs and to avoid the payment of U.S. federal income tax and the nondeductible 4% federal excise tax. Because such income may not be matched by a corresponding cash distribution to CRO, CRO may be required to borrow money or dispose of other securities to be able to make distributions to its stockholders.

Market Discount Securities

Gain derived by CRO from the disposition of any securities with market discount (i.e., an amount generally equal to the excess of the stated redemption price at maturity or revised issue price of the security over the basis of such security immediately after it was acquired) will be taxed as ordinary income to the extent of the accrued market discount, unless CRO makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until such security is sold or otherwise disposed of.

Investment in Real Estate Investment Trusts

CRO may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under a notice issued by the Internal Revenue Service, a portion of CRO’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides that excess inclusion income of a RIC, such as CRO, will be allocated to stockholders of the RIC in proportion to the dividends received by such stockholders, with the same consequences as if the stockholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to stockholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations.

Passive Foreign Investment Companies

If CRO owns shares in a “passive foreign investment company” (a “PFIC”), CRO may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by CRO to its stockholders. Additional charges in the nature of interest may be imposed on CRO in respect of deferred taxes arising from such distributions or gains. If CRO were invested in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, CRO would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to CRO. Alternatively, CRO can elect to mark-to-market at the end of each taxable year its shares in a PFIC. In this case, CRO would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, CRO might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

Foreign Taxes

Investment income that may be received by CRO from sources within foreign countries may be subject to foreign taxes withheld at the source. In that case, CRO’s yield on such investments would be decreased. The United States has entered into tax treaties with many foreign countries that entitle CRO to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of CRO’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, CRO may elect to “pass through” to CRO’s stockholders the amount of foreign taxes paid by CRO. If CRO so elects, each stockholder would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid by CRO, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either (i) deduct such amount in computing taxable income or (ii) use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each stockholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from CRO representing income derived from foreign sources. No deduction for foreign taxes could be claimed by a non-corporate stockholder who does not itemize deductions. In certain circumstances, a stockholder that has held shares of CRO for less than a specified minimum period during which it is not protected from risk of loss, or is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, CRO must also meet this holding period requirement with respect to its foreign stocks and securities in order for “creditable” taxes to be passed through to its stockholders. Stockholders should consult their own tax advisers regarding the potential application of foreign tax credits.

Backup Withholding

CRO may be required to withhold from all distributions and redemption proceeds payable to stockholders who fail to provide CRO with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain stockholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder timely furnishes the Internal Revenue Service with the required information.

Other Taxation

CRO stockholders may be subject to state, local and foreign taxes on their CRO distributions. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in CRO.

NET ASSET VALUE

Each Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. If the NYSE closes at another time, the fund will calculate its net asset value as of the actual closing time. As of the date of this Proxy Statement/Prospectus, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund determines the net asset value per share by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any outstanding preferred shares and dividends payable) by the total number of shares outstanding. Each Fund values portfolio securities pursuant to procedures approved by such Fund’s Board. Under those procedures, portfolio securities for which market quotations are readily available are valued at market value. Each Fund’s short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Determination of net asset value of RIT Shares and CRO Shares, respectively, is made in accordance with generally accepted accounting principles.

Securities for which market quotations are not available, or for which broker quotes are not available, are valued at their fair value. If events occur that materially affect the value of a security between the time trading ends on the security and the close of the customary trading session of the NYSE, a Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors of RIT and the Board of Trustees of LM Trust. The effect of using fair value pricing is that the net asset value will be subject to the judgment of the Board or its designee instead of being determined by the market.

Any swap transaction that each Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that a Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to a Fund under such transactions will be assets of each Fund and accrued payments by such Fund will be liabilities of such Fund.

DESCRIPTION OF THE FUNDS’ CAPITAL STOCK

Comparison of Maryland Corporations and Maryland Statutory Trusts

RIT is a Maryland corporation and operates under a Charter and Bylaws that cover many of the same provisions discussed below with regard to CRO’s declaration of trust (the “Declaration”). However, in most cases it is expected that the Declaration will provide broader authority to the trustees of CRO than the existing Charter and Bylaws for RIT provide the directors of RIT.

Maryland Corporations

RIT is organized as a Maryland corporation. A Maryland corporation is governed both by Maryland corporate law and its charter and bylaws. The Maryland General Corporation Law (the “MGCL”) prescribes many aspects of corporate governance. Some of the key provisions of the MGCL and RIT’s Charter and Bylaws are summarized below. The following summary of the MGCL and RIT’s Charter and Bylaws is qualified in its entirety by reference to the MGCL and the Charter and Bylaws of RIT.

Stockholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of stockholders by the affirmative vote of holders of two-thirds of the shares entitled to cast a vote on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all the votes entitled to be cast on the matter.

RIT’s Charter provides that the affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of RIT from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the stockholders of RIT unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of RIT. A “Continuing Director” is any member of the Board who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with RIT (an “Interested Party”) and (ii) who has been a member of the Board for a period of at least 12 months, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board. RIT’s Charter provides that the affirmative vote of at least 75% of the votes entitled to be cast thereon by stockholders of RIT will be required to amend the Charter to change any of the provisions in this paragraph.

RIT’s Charter provides that the affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the stockholders of RIT and (ii) in the case of a Business Combination, 66 2/3% of the votes entitled to be cast thereon by the stockholders of RIT other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i)	merger, consolidation or statutory share exchange of RIT with or into any other person;

(ii)	issuance or transfer by RIT (in one or a series of transactions in any 12-month period) of any securities of RIT to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of RIT, sales of securities of RIT in connection with a public offering, issuances of securities of RIT pursuant to a dividend reinvestment plan adopted by RIT, issuance of securities of RIT upon the exercise of any stock subscription rights distributed by RIT and portfolio transactions effected by RIT in the ordinary course of business;

(iii)	sale, lease, exchange, mortgage, pledge, transfer or other disposition by RIT (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of RIT having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by RIT in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a “Business Combination”);

(iv)	any voluntary liquidation or dissolution of RIT or an amendment to RIT’s Charter to terminate RIT’s existence; or

(v)	unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to RIT’s assets as to which stockholder approval is required under federal or Maryland law.

However, the stockholder vote described above is not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors. In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon is required. RIT’s Bylaws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a stockholders’ meeting where RIT has not received notice of the matters generally at least 60 but no more than 90 days prior to the first anniversary of the preceding year’s annual meeting.

Election and Removal of Directors

Stockholders of a Maryland corporation generally are entitled to elect and remove directors. RIT’s Bylaws provide that each director shall be elected by the affirmative vote of the holders of a plurality of all votes cast at a meeting of stockholders duly called at which a quorum is present. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Directors. RIT holds annual meetings of common stock stockholders in compliance with the requirements of the MGCL. RIT’s Charter provides that any Director may be removed from office at any time only for cause and only by the affirmative vote of at least 75% of the votes entitled to be cast generally in the election of Directors.

Amendments to the Charter

Under the MGCL, stockholders of corporations generally are entitled to vote on amendments to the charter. The board of directors of a Maryland corporation is also authorized, without a vote of the stockholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock. A change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption.

Issuance and Redemption of Shares

The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to the issuance of shares of any newly classified class or series, the board of directors of a Maryland corporation is required by the MGCL to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. RIT’s Charter provides that the Directors of RIT may authorize separate classes of shares and classify or reclassify any unissued shares by action of the Board of Directors.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the equitable treatment of holders of series and classes, including for the separate voting rights of classes, and for the differential fees that may be charged to different classes. RIT’s Charter provides for the creation of separate series and classes.

Stockholder, Director and Officer Liability

Under Maryland law, stockholders of a corporation generally are not personally liable for debts or obligations of a corporation. With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct has no liability by reason of being or having been a director. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder. The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. RIT’s Charter provides that, to the maximum extent permitted by Maryland law, the Directors will not be liable to RIT or its stockholders for monetary damages. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. RIT’s Charter and Bylaws require RIT to indemnify Directors and officers to the maximum extent permitted by Maryland law. Nothing in the Charter or Bylaws protects a Director against any liability to RIT or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Derivative Actions

There are no provisions relating to stockholder derivative actions in RIT’s Charter. Applicable case law at the time of a particular derivative action and the MGCL will establish any requirements or limitations with respect to stockholder derivative actions.

Maryland Statutory Trusts

CRO is organized as a series of a Maryland statutory trust (the “Trust”). A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of a statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust. Some of the more significant provisions of the Declaration are described below. The following summary of the Declaration is qualified in its entirety by reference to the Declaration.

Shareholder Voting

The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees of the Trust (“Trustees”) without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The Trust is not required to hold an annual meeting of shareholders, but the Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares

CRO may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the Prospectus of CRO, when issued, will be fully paid and nonassessable. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. CRO may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide CRO with identification required by law, or if CRO is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to CRO information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and CRO may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that CRO may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by series or class) that may be set by the Trustees from time to time. Alternately, the Declaration permits CRO to assess a fee for small accounts (which may vary by series or class) and redeem shares in the account to cover such fees, or convert the shares into another series or class that is geared to smaller accounts.

Series and Classes

The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of CRO, as a series of the Trust, represents an interest in CRO only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of CRO and requires CRO to indemnify a shareholder against any loss or expense arising from any such liability. CRO will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to CRO or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of CRO, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for CRO’s costs, including attorneys’ fees.

The Declaration further provides that CRO shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that CRO is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or CRO be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the fullest extent permitted by law.

Board Recommendation and Required Vote

Because the Merger in Proposal 1 has been approved by at least 75% of RIT’s “Continuing Directors,” as that term is defined in RIT’s Charter, that Proposal must be approved by the holders of a majority of the outstanding RIT Shares. Approval of Proposal 1 will occur only if a sufficient number of votes at the Meeting are cast “FOR” that Proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” Proposal 1. Abstentions effectively result in a vote AGAINST Proposal 1. Any broker non-votes would effectively be treated as a vote “AGAINST” Proposal 1.

The Fund’s Board of Directors, including the Independent Members, unanimously recommends that stockholders of the Fund vote FOR the approval of the merger of RIT with and into LM Trust in accordance with the Maryland General Corporation Law and the Maryland Statutory Trust Act.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (RIT)

Audit Fees. The aggregate fees billed in the last two fiscal years ended December 31, 2013 and December 31, 2014 for professional services rendered by KPMG for the audit of RIT’s annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements in those fiscal years, were $53,800 and $54,300, respectively.

Audit Related Fees. The aggregate fees billed by KPMG in connection with assurance and related services related to the annual audit of RIT and for review of RIT’s financial statements, other than the Audit Fees described above, for the fiscal years ended December 31, 2013 and December 31, 2014 were $0 and $0, respectively.

In addition, there were no Audit Related Fees billed in the fiscal years ended December 31, 2013 and December 31, 2014 for assurance and related services by KPMG to LMPFA and any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to RIT (LMPFA and such other entities together, the “Service Affiliates”), that were related to the operations and financial reporting of RIT.

Tax Fees. The aggregate fees billed by KPMG for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely regulated investment company qualification review and tax distribution and analysis planning to RIT for the fiscal years ended December 31, 2013 and December 31, 2014 were $4,500 and $4,550, respectively.

There were no fees billed by KPMG to the Service Affiliates for tax services for the fiscal years ended December 31, 2011 and December 31, 2012 that were required to be approved by RIT’s Audit Committee.

All Other Fees. There were no other fees billed for other non-audit services rendered by KPMG to RIT for the fiscal years ended December 31, 2013 and December 31, 2014.

There were no other non-audit services rendered by KPMG to the Service Affiliates in the fiscal years ended December 31, 2013 and December 31, 2014.

Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to RIT and (b) all permissible non-audit services to be provided to the Service Affiliates that relate directly to the operations and financial reporting of RIT. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee but has not yet done so.

The Audit Committee approved 100% of the Audit Related Fees, Tax Fees and Other Fees, if any, for each of the fiscal years ended December 31, 2013 and December 31, 2014.

The Audit Committee shall not approve non-audit services that the Committee believes may impair the independence of the registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to RIT by the independent registered public accounting firm, other than those provided to RIT in connection with an audit or a review of the financial statements of RIT. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of RIT; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to RIT, the manager and any covered service provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) RIT, (b) LMPFA and (c) any entity partially controlled by or under common control with LMPFA that provides ongoing services to RIT during the fiscal year in which the services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by RIT at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate non-audit fees billed by KPMG for non-audit services rendered to RIT and Service Affiliates for the fiscal years ended December 31, 2013 and December 31, 2014 were $0 and $0, respectively.

The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved by the Audit Committee (because they did not require pre-approval) is compatible with maintaining KPMG’s independence. All services provided by KPMG to RIT or to the Service Affiliates that were required to be pre-approved by the Audit Committee were pre-approved.

A representative of KPMG, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders.

FIVE PERCENT BENEFICIAL OWNERSHIP

At November 30, 2015, to the knowledge of management, the registered stockholders who owned of record or owned beneficially more than 5% of RIT’s capital stock outstanding is noted in the table below. As of the close of business on November 30, 2015, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 11,432,511 RIT Shares, equal to approximately 99% of RIT Shares including the shares shown below.

At November 23, 2015, Legg Mason has provided the initial capitalization of CRO, and therefore Legg Mason is a control person because it is the sole holder CRO Shares as of the date of this Proxy Statement/Prospectus. However, it is anticipated that Legg Mason will no longer be a control person once the Merger is completed.

Class	Percent	Name	Address
Common Stock(1)	16.90%	Bulldog Investors, LLC and its affiliates	250 Pehle Avenue, Suite 708 Saddle Brook, NJ 07663

Common Stock(2)	5.55%	First Trust Portfolios L.P. and its affiliates	120 East Liberty Drive, Suite 400 Wheaton, IL 60187

Common Stock(3)	5.41%	Sit Investment Associates, Inc. and its affiliates	3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402

(1)

Based upon information disclosed in a Schedule 13D/A filed jointly with the Commission on October 1, 2015 by Bulldog Investors, LLC, Bulldog Investors Group of Funds, Phillip Goldstein, Andrew Dakos and Steven Samuels.

(2)	Based upon information disclosed in a Schedule 13G/A filed jointly with the Commission on January 16, 2015 by First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation.

(3)	Based upon information disclosed in a Schedule 13G filed with the Commission on February 12, 2015 by Sit Investment Associates, Inc.

On September 30, 2015, RIT announced that Bulldog and RIT had entered into a Settlement Agreement pursuant to which Bulldog has agreed vote in favor of (i) the Merger, (ii) any routine management proposal, including a proposal relating to the election of directors or selection of auditors and (iii) the recommendation on any proposal submitted by a stockholder by the Board of RIT.

OTHER BUSINESS

RIT’s Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by RIT’s Board of Directors to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Annual Meeting and a proxy card, are first being mailed to RIT stockholders on or about             , 2016 or as soon as practicable thereafter.

Only stockholders of record of RIT at the close of business on November 30, 2015 are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. On November 30, 2015, there were 11,441,022.453 outstanding RIT Shares.

A quorum of RIT stockholders is required to take action at the Meeting. A majority of the outstanding RIT Common Shares entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

If you hold shares directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Merger.

Broker-dealer firms holding RIT Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Meeting. The NYSE has taken the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to Proposal 1. If a service agent is not a member of the NYSE, it may be permissible for the service agent to vote shares with respect to which it has not received specific voting instructions from its customers on Proposal 1. A signed proxy card or other authorization by a beneficial owner of RIT Shares that does not specify how the beneficial owner’s shares should be voted on a proposal will be deemed an instruction to vote such shares in favor of the applicable proposal.

If you hold RIT Shares through a service agent that has entered into a service agreement with RIT, the service agent may be the record holder of your RIT Shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a stockholder that does not specify how the stockholder’s shares should be voted on a proposal may be deemed to authorize a service agent to vote such shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

A stockholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the applicable Fund a subsequently dated proxy, (2) delivering to the applicable Fund a written notice of revocation (addressed to the Secretary at the principal executive office of RIT at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Proposal.

Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card or vote by telephone or through the Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Photographic identification will be required for admission to the Meeting.

Proposal 1:

Because the Merger in Proposal 1 has been approved by at least 75% of RIT’s “Continuing Directors,” as that term is defined in RIT’s Charter, that Proposal must be approved by the holders of a majority of the outstanding RIT Shares.

Approval of Proposal 1 will occur only if a sufficient number of votes at the Meeting are cast “FOR” that Proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” Proposal 1. Generally, abstentions effectively result in a vote AGAINST Proposal 1. Any broker non-votes would effectively be treated as a vote “AGAINST” Proposal 1.

Adjournments and Postponements

If the necessary quorum to transact business or the vote required to approve one or more Proposals is not obtained at the Meeting, the chairman of the Meeting or the persons named as proxies may propose one or more adjournments or postponements of the Meeting in accordance with applicable law to permit further solicitation of proxies. If in the judgment of the chairman of the Meeting or the persons named as proxies, it is advisable to defer action on one or more Proposals, the chairman of the Meeting or the persons named as proxies may propose one or more adjournments of the Meeting with respect to such Proposal or Proposals for a reasonable period or periods. The Meeting may be adjourned up to 120 days after the original record date for the Meeting without further notice other than announcement at the Meeting.

Appraisal Rights

Under the Maryland General Corporation Law, holders of RIT Shares are not entitled to appraisal rights in connection with the Merger.

EXPENSES OF PROXY SOLICITATION

The costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies are estimated to be approximately $598,000. LMPFA, or an affiliate thereof, will bear half the costs of the Merger, with the remaining costs borne by RIT. Proxies may also be solicited in-person, by telephone or by use of the mails by officers of RIT, by regular employees of LMPFA, ClearBridge or their affiliates or by other representatives of RIT. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies and will be reimbursed by RIT for such out-of-pocket expenses. In addition, RIT has retained Georgeson Inc. (operating under the name Computershare Fund Services), a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare Fund Services will be paid approximately $70,000 for such solicitation services (not including reimbursements of out-of-pocket expenses). LMPFA, or an affiliate thereof, will bear half the costs of the solicitation services, with the remaining costs borne by RIT. Computershare may solicit proxies personally and by telephone.

SERVICE PROVIDERS

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of RIT.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of CRO.

American Stock Transfer & Trust Company, 5201 15th Avenue, Brooklyn, New York 11219, serves as RIT’s transfer, stockholder services and dividend paying agent.

BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, serves as CRO’s transfer, stockholder services and dividend paying agent.

KPMG LLP, 345 Park Avenue, New York, New York 10154, serves as RIT’s independent registered public accountant.

KPMG LLP, 345 Park Avenue, New York, New York 10154, serves as CRO’s independent registered public accountant.

Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, serves as counsel to the Funds.

Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as counsel to each Fund’s Independent Members.

Certain legal matters concerning the issuance of CRO Shares will be passed upon by Foley & Lardner LLP, 3000 K Street, N.W., Suite 600, Washington, D.C. 20007.

INDEX OF APPENDICES

Appendix A: Form of Agreement and Plan of Merger

Appendix B: Description of Moody’s and S&P Ratings

Appendix C: ClearBridge Investments, LLC-Proxy Voting Policy

APPENDIX A

FORM OF AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (“Agreement”) is made as of this day of [ ], 2016, between LMP Real Estate Income Fund Inc. (the “Acquired Fund”), a Maryland corporation with its principal place of business at 620 Eighth Avenue, 49th Floor, New York, New York 10018, and Legg Mason Funds Trust (the “Trust”), a Maryland statutory trust with its principal place of business at 620 Eighth Avenue, 49th Floor, New York, New York 10018, on behalf of its series, ClearBridge Real Estate Opportunities Fund (the “Acquiring Fund”).

WHEREAS, the Acquired Fund is a closed-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquiring Fund is a series of the Trust, an open-end management investment company registered pursuant to the 1940 Act;

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that the Agreement shall constitute a “plan of reorganization” for purposes of the Code;

WHEREAS, the reorganization will consist of the merger of the Acquired Fund with and into the Trust pursuant to the Maryland General Corporation Law (“MGCL”) and Maryland Statutory Trust Act (“MSTA”) as provided herein, and upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Acquired Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of the Trust (the “Trust Board”) has determined, with respect to the Acquiring Fund, that the Merger (as hereinafter defined) is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of this transaction;

WHEREAS, the Board of Directors of the Acquired Fund (the “Acquired Fund Board”) has determined, with respect to the Acquired Fund, that the Merger (as hereinafter defined) is in the best interests of the Acquired Fund and its stockholders and that the interests of the existing stockholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

1.	BASIC TRANSACTION

1.1 The Merger. On and subject to the terms and conditions of this Agreement, the Acquired Fund will merge with and into the Trust (the “Merger”) at the Effective Date (as defined in paragraph 1.3 below) in accordance with the MGCL and MSTA. The Trust shall be the surviving entity and investment company registered pursuant to the 1940 Act. The Acquired Fund shall cease to exist as a separate corporation and investment company.

Each share of the Acquired Fund’s common stock, par value $0.001 per share (the “Acquired Fund Common Stock”), issued and outstanding immediately prior to the Effective Date will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of Acquiring Fund Shares (as defined in paragraph 2.1(l)), based on the net asset value per share of each of the parties at 4:00 p.m. Eastern Time on the Business Day prior to the Effective Date (the “Valuation Time”). The Effective Date and the Business Day prior to it must each be a day on which the New York Stock Exchange is open for trading (a “Business Day”).

From and after the Effective Date, the Acquiring Fund shall possess all of the properties, assets, rights, privileges and powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of the Acquired Fund (other than the investment objectives, policies, strategies or limitations of the Acquired Fund, whether fundamental or non-fundamental), all as provided under Maryland law.

1.2 Actions at Closing. At the closing of the transactions contemplated by this Agreement (the “Closing”) on the date thereof (the “Closing Date”), (i) the Acquired Fund will deliver to the Trust, on behalf of the Acquiring Fund, the various certificates and documents referred to in Article 6 below, (ii) the Trust, on behalf of the Acquiring Fund, will deliver to the Acquired Fund the various certificates and documents referred to in Article 5 below, (iii) the Acquired Fund will file with the State Department of Assessments and Taxation of Maryland (the “Department”) articles of merger (the “Articles of Merger”) and make all other filings or recordings required by Maryland law in connection with the Merger.

1.3 Effect of Merger. Subject to the requisite approvals of the stockholders of the Acquired Fund, and to the other terms and conditions described herein, the Merger shall become effective at such time as the Articles of Merger are accepted for record by the Department or at such later time, not to exceed 30 days after such acceptance, as is specified in the Articles of Merger (the “Effective Date”), and the separate corporate existence of the Acquired Fund shall cease. As promptly as practicable after the Merger, the Acquired Fund shall delist the Acquired Fund Common Stock from the New York Stock Exchange (“NYSE”) and its registration under the 1940 Act shall be terminated. Any reporting responsibility of the Acquired Fund is, and shall remain, the responsibility of the Acquired Fund up to and including the Effective Date.

2.	REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Acquiring Fund. The Trust, on behalf of itself or the Acquiring Fund, as applicable, represents and warrants to the Acquired Fund that the statements contained in this paragraph 2.1 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Trust, on behalf of the Acquiring Fund, represents and warrants to, and agrees with, the Acquired Fund that:

(a) The Acquiring Fund is a duly classified series of the Trust, which is duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own assets and to carry on its business as contemplated by this Agreement.

(b) The Trust is duly registered under the 1940 Act as an open-end management investment company (File No. 811-23107) and such registration has not been revoked or rescinded and is in full force and effect. Prior to the Closing, the Acquiring Fund will have no assets (except cash in payment for the Initial Shares, as defined in paragraph 7.7), liabilities or operations of any kind. The Trust, with respect to the Acquiring Fund, intends to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code for the taxable year that will include the Closing Date and each subsequent taxable year. The Trust is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust or the Acquiring Fund.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except (i) such as have been obtained or applied for under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

(d) The Trust is not, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, will not result, in violation of the laws of the State of Maryland or of the Trust’s Declaration of Trust (the “Acquiring Fund Declaration of Trust”) or the Bylaws of the Trust (the “Acquiring Fund Bylaws”), or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust is a party or by which it is bound.

(e) The Trust, on behalf of the Acquiring Fund, has been furnished with the Acquired Fund’s Annual Report to Stockholders for the year ended December 31, 201[5].

(f) The Trust, on behalf of the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Trust Board, and, subject to shareholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Trust, with respect to the Acquiring Fund or any properties or assets held by it. The Trust knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(h) There are no material contracts outstanding to which the Trust is a party that have not been disclosed in the Registration Statement (as defined in paragraph 2.1(j) below) or will not be otherwise disclosed to the Acquired Fund prior to the Effective Date.

(i) The Trust, on behalf of the Acquiring Fund, has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(j) The registration statement has been filed with the Securities and Exchange Commission (the “SEC”) by the Trust, with respect to the Acquiring Fund, on Form N-14 relating to the Acquiring Fund Shares to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the “Registration Statement”), on the effective date of the Registration Statement, at the time of the stockholders’ meeting referred to in Article 4 of this Agreement and at the Effective Date, insofar as it relates to the Acquiring Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 2.1(j) shall not apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement.

(k) Before the Closing, the Acquiring Fund will not have any issued and outstanding Acquiring Fund Shares or any outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into, or exchangeable for, any Acquiring Fund Shares, other than the Initial Shares (as defined in paragraph 7.7).

(l) The Trust, on behalf of the Acquiring Fund, is authorized to issue [ ] class O shares of beneficial interest, par value $0.00001 per share (the “Acquiring Fund Shares”), each outstanding share of which is fully paid, non-assessable and has full voting rights.

(m) The offer and sale of the Acquiring Fund Shares to be issued pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

(n) At or prior to the Effective Date, the Trust, on behalf of the Acquiring Fund, will have obtained any and all regulatory, board and shareholder approvals necessary to issue the Acquiring Fund Shares to be issued pursuant to this Agreement.

(o) The books and records of the Acquiring Fund made available to the Acquired Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(p) The Trust Board has not adopted a resolution electing to be subject to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

2.2 Representations and Warranties of the Acquired Fund. The Acquired Fund represents and warrants to the Trust and the Acquiring Fund that the statements contained in this paragraph 2.2 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Acquired Fund represents and warrants to, and agrees with, the Trust and the Acquiring Fund that:

(a) The Acquired Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquired Fund is duly registered under the 1940 Act as a closed-end, non-diversified management investment company (File No. 811-21098), and such registration has not been revoked or rescinded and is in full force and effect. The Acquired Fund has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception. The Acquired Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the 1933 Act, the 1934 Act and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

(d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in violation of the laws of the State of Maryland or of the charter of the Acquired Fund (the “Acquired Fund Charter”) or the Bylaws, as amended (the “Acquired Fund Bylaws”), of the Acquired Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(e) The Trust, on behalf of the Acquiring Fund, has been furnished with the Acquired Fund’s Annual Report to Stockholders for the year ended December 31, 201[5].

(f) The Acquired Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquired Fund Board, and, subject to stockholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(h) There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the Registration Statement or will not be otherwise disclosed to the Trust and the Acquiring Fund prior to the Effective Date.

(i) Since December 31, 201[5], there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet in accordance with GAAP other than those shown on the Acquired Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since December 31, 201[5], and those incurred in connection with the Merger. Prior to the Effective Date, the Acquired Fund will advise the Trust and the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this paragraph 2.2(i), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio or the discharge of the Acquired Fund liabilities will not constitute a material adverse change.

(j) All material federal and other tax returns and information reports of the Acquired Fund required by law to have been filed shall have been timely filed (including any extensions) and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

(k) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a RIC, and has been eligible to and has computed its federal income tax under Section 852 of the Code.

(l) The Acquired Fund has not taken any action and does know of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(m) The Registration Statement, on the effective date of the Registration Statement, at the time of the stockholders’ meetings referred to in Article 4 of this Agreement and at the Effective Date, insofar as it relates to the Acquired Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 2.2(m) shall only apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Trust, on behalf of the Acquiring Fund, for use in the Registration Statement.

(n) All issued and outstanding shares of Acquired Fund Common Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 4.7. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Acquired Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Acquired Fund Common Stock.

(o) The books and records of the Acquired Fund made available to the Trust and the Acquiring Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(p) The Acquired Fund Board has not adopted a resolution electing to be subject to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

3.	EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE ACQUIRED FUND

3.1 Merger of Acquired Fund Common Stock.

(a) Merger. Subject to the requisite approval of the stockholders of the Acquired Fund, and the other terms and conditions contained herein, on the Effective Date, each share of Acquired Fund Common Stock will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of Acquiring Fund Shares, computed based on the net asset value per share of each of the parties at the Valuation Time (the “Merger Consideration”).

(b) Computation of Net Asset Value. The net asset value per share of the Acquired Fund Common Stock and the Acquiring Fund Shares shall be determined as of the Valuation Time, and no formula will be used to adjust the net asset value per share so determined of either of the parties’ common stock to take into account differences in realized and unrealized gains and losses. The value of the assets of the Acquired Fund to be transferred to the Acquiring Fund shall be determined by the Trust, on behalf of the Acquiring Fund, pursuant to the principles and procedures consistently utilized by the Trust in valuing the Acquiring Fund’s assets and determining its liabilities for purposes of the Merger, which principles and procedures are substantially similar to those employed by the Acquired Fund when valuing its own assets and determining its own liabilities. Such valuation and determination shall be made by the Trust, on behalf of the Acquiring Fund, in cooperation with the Acquired Fund and shall be confirmed in writing by the Trust, on behalf of the Acquiring Fund, to the Acquired Fund. The net asset value per share of Acquiring Fund Shares shall be determined in accordance with such procedures, and the Trust, on behalf of the Acquiring Fund, shall certify the computations involved.

(c) Cancellation of Acquired Fund Common Stock. On the Effective Date, all shares of the Acquired Fund Common Stock shall cease to be outstanding, shall automatically be cancelled and shall cease to exist and the holders of certificates (the “Common Certificates”) or book entry shares (“Common Book-Entry Shares”) which, immediately prior to the Effective Date, represented such shares of the Acquired Fund Common Stock shall cease to have any rights with respect thereto, except the right to receive, upon surrender of such Common Certificates or Common Book-Entry Shares in accordance with paragraph 3.2, the Merger Consideration.

3.2 Surrender of Shares.

(a) Paying Agent. Prior to the Effective Date, the Trust, on behalf of the Acquiring Fund, shall designate [ ] as paying agent for the payment of the Merger Consideration (the “Paying Agent”) as provided in this Article 3.

(b) Payment Procedures.

(i) As promptly as practicable after the Effective Date, the Trust, on behalf of the Acquiring Fund, shall cause to be mailed to each record holder, as of the Effective Date, of a Certificate or a Book-Entry Share a letter of transmittal (which shall be in customary form and shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Paying Agent or, in the case of Book-Entry Shares, upon adherence to the procedures set forth in the letter of transmittal) and instructions for use in effecting the surrender of the Certificates or, in the case of Book-Entry Shares, the surrender of such shares for payment of the Merger Consideration.

(ii) Upon surrender to the Paying Agent of Common Certificates or of Common Book-Entry Shares, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Common Certificates or Common Book-Entry Shares shall be entitled to receive in exchange therefor Merger Consideration in the form of separate certificates or share deposit receipts for Acquiring Fund Shares for each share formerly represented by such Common Certificate or Common Book-Entry Shares (less any required withholding taxes) and such Common Certificate or Common Book-Entry Shares shall then be canceled.

(iii) If payment of the Merger Consideration is to be made to a person other than the person in whose name the surrendered Certificate or Book-Entry Share is registered, it shall be a condition of payment that the Certificate or Book-Entry Share so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the person requesting such payment shall have paid any transfer and other taxes required by reason of the payment of the Merger Consideration, as applicable, to a person other than the registered holder of the Certificate or Book-Entry Share surrendered or shall have established to the satisfaction of the Trust and the Acquiring Fund that such tax either has been paid or is not applicable.

(iv) Until surrendered as contemplated by, and in accordance with, this paragraph 3.2, each Certificate and each Book-Entry Share shall be deemed at any time after the Effective Date to represent only the right to receive upon such surrender the applicable Merger Consideration as contemplated by this paragraph 3.

(v) At any time following the date that is six months after the Effective Date, the Trust, on behalf of the Acquiring Fund, shall be entitled to require the Paying Agent to deliver to it any funds (including any interest received with respect thereto) which have been deposited with the Paying Agent and which have not been disbursed to holders of Certificates or Book-Entry Shares and thereafter such holders shall be entitled to look to the Acquiring Fund (subject to abandoned property, escheat or other similar laws) only as general creditors thereof with respect to the Merger Consideration payable (without interest) upon due surrender of their Certificates or Book-Entry Shares. The Trust, on behalf of the Acquiring Fund, shall pay all charges and expenses, including those of the Paying Agent, in connection with the exchange of Acquired Fund Common Stock for Merger Consideration. None of the Trust, on behalf of the Acquiring Fund, the Acquired Fund or the Paying Agent shall be liable to any person in respect of any cash delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

(vi) After the Effective Date, the stock transfer books of the Acquired Fund shall be closed and thereafter there shall be no further registration of transfers of Acquired Fund Common Stock that were outstanding prior to the Effective Date. After the Effective Date, Certificates or Book-Entry Shares presented to the Paying Agent for transfer shall be canceled and exchanged for the Merger Consideration, as applicable, provided for, and in accordance with the procedures set forth in, this Article 3.

3.3 Withholding Taxes. The Trust, on behalf of the Acquiring Fund, or the Paying Agent will be entitled to deduct and withhold from amounts otherwise payable pursuant to this Agreement to any holder of shares of Acquired Fund Common Stock such amounts as the Trust, on behalf of the Acquiring Fund, or the Paying Agent shall determine in good faith are required to be deducted and withheld with respect to such payments under the Code and the rules and Treasury Regulations promulgated thereunder, or any provision of state, local or foreign tax law. Any amounts so deducted and withheld will be timely paid to the applicable tax authority and will be treated for all purposes of this Agreement as having been paid to the holder of the shares of Acquired Fund Common Stock in respect of which such deduction and withholding was made.

3.4 Lost, Stolen or Destroyed Certificates. In the event any Certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Trust, on behalf of the Acquiring Fund, the posting by such person of a bond in customary amount and upon such terms as the Trust, on behalf of the Acquiring Fund, may determine are necessary as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration, as applicable, pursuant to this Agreement.

4.	COVENANTS

4.1 Operations in the Normal Course. Each party covenants to operate its business in the ordinary course between the date hereof and the Effective Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) in the case of the Acquired Fund, preparing for its deregistration.

4.2 Stockholders’ Meetings.

(a) The Acquired Fund shall hold a meeting of its stockholders for the purpose of considering the Merger as described herein, which meeting has been called for [ ], 2016, and any adjournments or postponements thereof.

(b) The Acquired Fund has mailed to each of its stockholders of record entitled to vote at the meeting of stockholders at which action is to be considered regarding the Merger, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

4.3 Articles of Merger. The parties agree that, as soon as practicable after satisfaction of all conditions to the Merger, they will jointly file executed Articles of Merger with the Department and make all other filings or recordings required by Maryland law in connection with the Merger.

4.4 Regulatory Filings.

(a) The Acquired Fund undertakes that, if the Merger is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Acquired Fund has ceased to be a registered investment company.

(b) The Trust, on behalf of the Acquiring Fund, has filed the Registration Statement with the SEC, which has become effective. The Acquired Fund agrees to cooperate fully with the Trust, on behalf of the Acquiring Fund, and has furnished the information relating to itself to be set forth in the Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

4.5 Preservation of Assets. The Trust, on behalf of the Acquiring Fund, agrees that it has no plan or intention to sell or otherwise dispose of the assets of the Acquired Fund to be acquired in the Merger, except for dispositions made in the ordinary course of business.

4.6 Stockholder List. Prior to the Effective Date, the Acquired Fund shall have made arrangements with its transfer agent to deliver to the Trust, on behalf of the Acquiring Fund, a list of the names and addresses of all of the holders of record of Acquired Fund Common Stock on the Effective Date and the respective number of shares of Acquired Fund Common Stock owned by each such stockholder, certified by the Acquired Fund’s transfer agent or President to the best of their knowledge and belief. The Trust, on behalf of the Acquiring Fund, and the Acquired Fund will (i) use all reasonable best efforts to cause the Merger to constitute a reorganization under Section 368(a) of the Code and (ii) shall execute and deliver officer’s certificates containing appropriate representations at such time or times as may be reasonably requested by counsel, including the effective date of the Registration Statement and the Closing Date, for purposes of rendering opinions with respect to the tax treatment of the Merger.

4.7 Delisting, Termination of Registration as an Investment Company. The Acquired Fund agrees that the (i) delisting of the shares of the Acquired Fund with the NYSE and (ii) termination of its registration as an investment company will be effected in accordance with applicable law as soon as practicable following the Effective Date.

5.	CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the following conditions:

5.1 Certificates and Statements by the Acquiring Fund.

(a) The Trust, on behalf of the Acquiring Fund, shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by the Trust’s President (or any Vice President) and Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since December 31, 201[5], other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Trust, on behalf of the Acquiring Fund, shall have furnished to the Acquired Fund a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Date, all representations and warranties made by the Trust, on behalf of the Acquiring Fund, in this Agreement are true and correct in all material respects as if made at and as of such date and the Trust, on behalf of the Acquiring Fund, has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

5.2 Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

5.3 Legal Opinion. The Acquired Fund shall have received an opinion of Simpson Thacher & Bartlett LLP, as counsel to the Trust, in form and substance reasonably satisfactory to the Acquired Fund and dated the Effective Date, to the effect that:

(i) the Trust is duly organized, validly existing under the law of the State of Maryland and in good standing with the Department;

(ii) the Trust has the statutory power to carry on its business as an open-end investment company registered under the 1940 Act;

(iii) the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, constitutes a valid and legally binding obligation of the Trust , enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and by equitable principles;

(iv) to such counsel’s knowledge, no consent, approval, authorization or order of any United States federal or Maryland or New York state court or governmental authority is required for the consummation by the Trust, on behalf of the Acquiring Fund, of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the SEC thereunder and under Maryland law, New York law and such as may be required under state securities or blue sky laws;

(v) the Registration Statement has become effective under the 1933 Act and the Proxy Statement and Prospectus was filed on [ ], 2015, pursuant to Rule 497(c) of the rules and regulations of the SEC under the 1933 Act and, to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the SEC;

(vi) to such counsel’s knowledge, there are no legal or governmental proceedings or contracts to which the Trust, with respect to the Acquiring Fund, is a party or by which it is bound required to be described in the Registration Statement which are not described therein or, if required to be filed, filed as required;

(vii) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Acquiring Fund Declaration of Trust, the Acquiring Fund Bylaws, or any agreement set forth in a schedule to the opinion, which the Trust, on behalf of the Acquiring Fund, has advised such counsel are all material contracts to which the Trust is a party or by which the Trust is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; and

(viii) to such counsel’s knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against the Trust, with respect to the Acquiring Fund.

In giving the opinion set forth above, Simpson Thacher & Bartlett LLP may state that it is relying on certificates of officers of the Trust, on behalf of the Acquiring Fund, with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Trust and on the opinion of Foley & Lardner LLP as to matters of Maryland law.

5.4 Regulatory Orders. The Trust, on behalf of the Acquiring Fund, shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

5.5 Satisfaction of the Acquired Fund. All proceedings taken by the Trust, the Acquiring Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST OR THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the following conditions:

6.1 Certificates and Statements by the Acquired Fund.

(a) The Acquired Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since December 31, 201[5], other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Acquired Fund shall have furnished to the Trust, on behalf of the Acquiring Fund, a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Dates, all representations and warranties made by the Acquired Fund in this Agreement are true and correct in all material respects as if made at and as of such date and that the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

6.2 Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

6.3 Legal Opinion. The Trust, on behalf of the Acquiring Fund, shall have received an opinion of Simpson Thacher & Bartlett LLP, as counsel to the Acquired Fund, in form and substance reasonably satisfactory to the Trust and dated the Effective Date, to the effect that:

(i) the Acquired Fund is a corporation duly organized, validly existing under the law of the State of Maryland and in good standing with the Department;

(ii) the Acquired Fund has the corporate power to carry on its business as a closed-end investment company registered under the 1940 Act;

(iii) the Agreement has been duly authorized, executed and delivered by the Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by the Trust, on behalf of the Acquiring Fund, constitutes a valid and legally binding obligation of the Acquired Fund enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and by equitable principles;

(iv) to such counsel’s knowledge, no consent, approval, authorization or order of any United States federal or Maryland or New York state court or governmental authority is required for the consummation by the Acquired Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the SEC thereunder and under Maryland law, New York law and such as may be required under state securities or blue sky laws;

(v) to such counsel’s knowledge, there are no legal or governmental proceedings or contracts to which the Acquired Fund is a party or by which it is bound required to be described in the Registration Statement which are not described therein or, if required to be filed, filed as required;

(vi) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Acquired Fund Charter, the Acquired Fund Bylaws, or any agreement set forth in a schedule to the opinion, which the Acquired Fund has advised such counsel are all material contracts to which the Acquired Fund is a party or by which it is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; and

(vii) to such counsel’s knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against the Acquired Fund.

In giving the opinion set forth above, Simpson Thacher & Bartlett LLP may state that it is relying on certificates of officers of the Acquired Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Acquired Fund and on the opinion of Foley & Lardner LLP, as to matters of Maryland law.

6.4 Satisfaction of the Acquiring Fund. All proceedings taken by the Acquired Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Trust and the Acquiring Fund.

6.5 Custodian’s Certificate. The Acquired Fund’s custodian shall have delivered to the Trust, on behalf of the Acquiring Fund, a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

6.6 Books and Records. The Acquired Fund’s transfer agent shall have provided to the Trust, on behalf of the Acquiring Fund, (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Effective Date, (ii) a certificate setting forth the number of shares of Acquired Fund Common Stock outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such stockholder.

7.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquiring Fund,, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

7.1 Approval of Merger. The Merger shall have been approved by the affirmative vote of a majority of the outstanding shares of Acquired Fund Common Stock; the Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement pursuant to this Agreement adopted by the Trust Board, certified by its secretary; and the Acquired Fund shall have delivered to the Trust, on behalf of the Acquiring Fund, a copy of the resolutions approving this Agreement adopted by the Acquired Fund Board and the Acquired Fund’s shareholders, certified by its secretary.

7.2 Regulatory Filings.

(a) Any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the transactions contemplated hereby shall have expired or been terminated.

(b) The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Acquired Fund or would prohibit the Merger.

(c) On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Fund or the Trust, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

7.3 Consents. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust, on behalf of the Acquiring Fund, or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

7.4 Registration Statement. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

7.5 Tax Opinion. The parties shall have received the opinion of Simpson Thacher & Bartlett LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations made by the Acquired Fund, the Trust, on behalf of the Acquiring Fund, and their respective authorized officers:

(i) the Merger will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) no gain or loss will be recognized by the Acquired Fund as a result of the Merger or upon the conversion of shares of Acquired Fund Common Stock into Acquiring Fund Shares;

(iii) no gain or loss will be recognized by the Acquiring Fund as a result of the Merger or upon the conversion of shares of Acquired Fund Common Stock into Acquiring Fund Shares;

(iv) no gain or loss will be recognized by the holders of the Acquired Fund Common Stock upon the conversion of their shares of Acquired Fund Common Stock into Acquiring Fund Shares;

(v) the tax basis of the Acquired Fund assets in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the Merger;

(vi) immediately after the Merger, the aggregate tax basis of the Acquiring Fund Shares received by each holder of Acquired Fund Common Stock in the Merger will be equal to the aggregate tax basis of the shares of Acquired Fund Common Stock owned by such shareholder immediately prior to the Merger;

(vii) a shareholder’s holding period for Acquiring Fund Shares will be determined by including the period for which such shareholder held shares of Acquired Fund Common Stock converted pursuant to the Merger, provided that such shares of Acquired Fund Common Stock were held by such shareholder as capital assets; and

(viii) the Acquiring Fund’s holding period with respect to the Acquired Fund’s assets transferred pursuant to the Merger will include the period for which such assets were held by the Acquired Fund.

The delivery of such opinion is conditioned upon the receipt by Simpson Thacher & Bartlett LLP of representations it shall request of the Trust, on behalf of the Acquiring Fund, and the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Trust, on behalf of the Acquiring Fund, nor the Acquired Fund may waive the condition set forth in this paragraph 7.5.

7.6 Assets and Liabilities. The assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund shall not include any assets or liabilities which the Acquiring Fund, by reason of limitations in its Registration Statement or the Acquiring Fund Declaration of Trust, may not properly acquire or assume. The Trust, on behalf of the Acquiring Fund, does not anticipate that there will be any such assets or liabilities but the Trust, on behalf of the Acquiring Fund, will notify the Acquired Fund if any do exist and will reimburse the Acquired Fund for any reasonable transaction costs incurred by the Acquired Fund for the liquidation of such assets and liabilities.

7.7 Initial Shares. The Trust Board shall have authorized the issuance of, and the Trust shall have issued, Acquiring Fund Shares (“Initial Shares”) to Legg Mason Partners Fund Advisor, LLC or an affiliate thereof, in consideration of the payment of $[100,000] of initial seed capital (or other amount that the Trust Board determines), to vote on the investment management and subadvisory contracts, distribution and service plan, and other agreements and plans referred to in paragraph 7.8 and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder.

7.8 Agreements and Plans. The Trust, on behalf of the Acquiring Fund, shall have entered into, or adopted, as appropriate, an investment management contract, a subadvisory contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for the Acquiring Fund’s operation as a series of an open-end management investment company. Each such contract, plan and agreement shall have been approved by the Trust Board and, to the extent required by law (as interpreted by SEC staff positions), by its trustees who are not “interested persons” thereof (as that term is defined in the 1940 Act) and by Legg Mason Partners Fund Advisor, LLC or its affiliate as the Acquiring Fund’s sole shareholder.

8.	INDEMNIFICATION

8.1 The Acquiring Fund. The Trust, on behalf of the Acquiring Fund, out of its assets and property, agrees to indemnify and hold harmless the Acquired Fund and the members of the Acquired Fund Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust, the Acquiring Fund, or the members of the Trust Board or its officers prior to the Closing Date, provided that such indemnification by the Trust, on behalf of the Acquiring Fund, is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction. In no event shall the Trust’s indemnification responsibilities to the Acquired Fund under this paragraph 8.1 extend to any other series of the Trust other than the Acquiring Fund.

8.2 The Acquired Fund. The Acquired Fund, out of its assets and property, agrees to indemnify and hold harmless the Trust, the Acquiring Fund, and the members of the Trust Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust, with respect to the Acquiring Fund, and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the members of the Acquired Fund Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.	BROKER FEES AND EXPENSES

9.1 No Broker Fees. The Trust, on behalf of the Acquiring Fund, and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 Payment of Expenses. The costs of the Merger, including legal, audit, and the preparing, printing, assembling and mailing material in connection with this solicitation of proxies, are estimated to be approximately $598,000. LMPFA, or an affiliate thereof, will bear half the costs of the Merger, with the remaining costs borne by the Acquired Fund. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of the Registration Statement, proxy solicitation expenses, and SEC registration fees. Neither of the Trust, with respect to the Acquiring Fund, nor the Acquired Fund owes any broker’s or finder’s fees in connection with the transactions provided for herein.

10.	COOPERATION FOLLOWING EFFECTIVE DATE

In case at any time after the Effective Date any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as the other party may reasonably request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification as described below). The Trust, on behalf of the Acquired Fund, acknowledges and agrees that from and after the Effective Date, the Trust, on behalf of the Acquiring Fund, shall be entitled to possession of all documents, books, records, agreements and financial data of any sort pertaining to the Acquired Fund.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 Entire Agreement. The Trust, on behalf of the Acquiring Fund, and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 Survival of Warranties. The covenants to be performed after the Closing by the Trust, on behalf of the Acquiring Fund, and the Acquired Fund, and the obligations of the Trust and the Acquiring Fund in Article 8, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12.	TERMINATION AND WAIVERS

12.1 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Trust Board or the Acquired Fund Board, if circumstances should develop that, in the opinion of that board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the Closing Date. In the event of termination of this Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability hereunder on the part of either of the parties or their respective board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.2 Waiver. At any time prior to the Effective Date, any of the terms or conditions of this Agreement may be waived by either the Acquired Fund Board or the Trust Board (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the stockholders or shareholders of their respective fund, on behalf of which such action is taken.

13.	TRANSFER RESTRICTION

Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Merger is, to its knowledge, an affiliate of a party to the Merger pursuant to Rule 145(c), the Trust, on behalf of the Acquiring Fund, will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO CLEARBRIDGE REAL ESTATE OPPORTUNITIES FUND. (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to the Trust’s ’s transfer agent with respect to such shares. The Acquired Fund will provide the Trust, on behalf of the Acquiring Fund, on the Effective Date with the name of any Acquired Fund stockholder who is to the knowledge of the Acquired Fund an affiliate of it on such date.

14.	MATERIAL PROVISIONS

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Fund and the Trust, on behalf of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund stockholders called by the Acquired Fund pursuant to paragraph 4.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the holders of Acquired Fund Common Stock under this Agreement to the detriment of such stockholders without their further approval.

16.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Trust, on behalf of the Acquiring Fund, or the Acquired Fund, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

17.	ENFORCEABILITY; HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

17.1 Enforceability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

17.2 Headings. The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

17.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

17.4 Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

17.5 Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

17.6 Limitation of Liability. The obligations of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, shall not bind any of the directors or trustees, shareholders, nominees, officers, employees or agents of the parties personally, but shall bind only the Acquired Fund or the Trust , as appropriate. The execution and delivery of this Agreement by an officer of a party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Acquired Fund or the Trust , as appropriate. No other series of the Trust other than the Acquiring Fund shall be liable for the obligations of the Acquiring Fund or the Acquired Fund.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

LMP Real Estate Income Fund Inc.

By:
Name: Jane Trust
Title: Chairman, President and Chief Executive Officer

Legg Mason Funds Trust, on behalf of its series, ClearBridge Real Estate Opportunities Fund

By:
Name: Jane Trust
Title: Chairman, President and Chief Executive Officer

APPENDIX B

DESCRIPTION OF MOODY’S AND S&P RATINGS

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	Bonds rated “AA” differ from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	Bonds rated “A” are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	Bonds rated “BBB” exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	Bonds rated “BB” are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	Bonds rated “B” are more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	Bonds rated “CCC” are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	Bonds rated “CC” are currently highly vulnerable to nonpayment.

C	A “C” rating is assigned to bonds that are currently highly vulnerable to nonpayment, bonds that have payment arrearages allowed by the terms of the documents, or bonds of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D	Bonds rated “D” are in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

L	Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

NR	A rating of “NR” indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	Bonds rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa	Bonds rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A	Bonds rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa	Bonds rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Bonds rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B	Bonds rated “B” are considered speculative and are subject to high credit risk.

Caa	Bonds rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca	Bonds rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Bonds rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Short-Term Debt Security Ratings:

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc. – A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows ( “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-term rating category, to categories below “CCC”, or to Short-term ratings other than “F1”):

Investment Grade Long-Term Credit Ratings:

AAA	Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade Long-Term Credit Ratings:

BB	Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B	Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D	Default. “D” ratings indicate a default. Default generally is defined as one of the following:

•    failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•    the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•    the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Short-Term Credit Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

Notes to Long-term and Short-term ratings for Fitch:

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

“Withdrawn”: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol “WD”.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a heightened probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as evolving.

APPENDIX C

CLEARBRIDGE INVESTMENTS, LLC

PROXY VOTING POLICIES AND PROCEDURES

AMENDED AS OF JANUARY 7, 2013

I.	Types of Accounts for Which ClearBridge Votes Proxies

II.	General Guidelines

III.	How ClearBridge Votes

IV.	Conflicts of Interest

A.	Procedures for Identifying Conflicts of Interest

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

C.	Third Party Proxy Voting Firm – Conflicts of Interest

V.	Voting Policy

A.	Election of Directors

B.	Proxy Contests

C.	Auditors

D.	Proxy Contest Defenses

E.	Tender Offer Defenses

F.	Miscellaneous Governance Provisions

G.	Capital Structure

H.	Executive and Director Compensation

I.	State of Incorporation

J.	Mergers and Corporate Restructuring

K.	Social and Environmental Issues

L.	Miscellaneous

VI.	Other Considerations

A.	Share Blocking

B.	Securities on Loan

VII.	Disclosure of Proxy Voting

VIII.	Recordkeeping and Oversight

CLEARBRIDGE INVESTMENTS, LLC

Proxy Voting Policies and Procedures

I.	TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.	GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.	HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

IV.	CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.	ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2.	ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.	As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.	A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.	ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2.	All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.	The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.	If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C.	Third Party Proxy Voting Firm - Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.	VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.	Election of Directors

1.	Voting on Director Nominees in Uncontested Elections.

a.	We withhold our vote from a director nominee who:

•	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

•	were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

•	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

•	is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent (unless the director nominee is also the company CEO, in which case we will vote FOR);

•	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

b.	We vote for all other director nominees.

2.	Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	Designation of a lead director

•	Majority of independent directors (supermajority)

•	All independent key committees

*	Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

•	Size of the company (based on market capitalization)

•	Established governance guidelines

•	Company performance

3.	Majority of Independent Directors

a.	We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection

a.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.	We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.	We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

7.	Director Qualifications

a.	We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.	We vote against shareholder proposals requiring two candidates per board seat.

B.	Proxy Contests

1.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.	Auditors

1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1.	Board Structure: Staggered vs. Annual Elections

a.	We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.

2.	Shareholder Ability to Remove Directors

a.	We vote against proposals that provide that directors may be removed only for cause.

b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.	If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.	Shareholder Ability to Call Special Meetings

a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.	We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.	Shareholder Ability to Act by Written Consent

a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.	We vote for proposals to allow or make easier shareholder action by written consent.

7.	Shareholder Ability to Alter the Size of the Board

a.	We vote for proposals that seek to fix the size of the board.

b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.	Amendment of By-Laws

a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments; and

•	the company is required to do so by law (if applicable).

E.	Tender Offer Defenses

1.	Poison Pills

a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.	We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.	We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.	Fair Price Provisions

a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.	Greenmail

a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.	Unequal Voting Rights

a.	We vote against dual class exchange offers.

b.	We vote against dual class re-capitalization.

5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.	Supermajority Shareholder Vote Requirement to Approve Mergers

a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.	White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1.	Confidential Voting

a.	We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

2.	Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3.	Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4.	Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.	Other Business

We vote for proposals that seek to bring forth other business matters.

6.	Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.	Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1.	Common Stock Authorization

a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

•	Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

•	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.	Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.	Blank Check Preferred Stock

a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.	We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.	Preemptive Rights

a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

•	Size of the Company.

•	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

•	Percentage of the rights offering (rule of thumb less than 5%).

b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7.	Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8.	Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.	Dual-Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

10.	Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.	Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to- equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12.	Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1.	OBRA-Related Compensation Proposals

a.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.	Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d.	Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.	Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.	Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

4.	Shareholder Proposals to Limit Executive and Director Pay

a.	We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity- based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	Compensation committee comprised of independent outside directors

•	Maximum award limits

•	Repricing without shareholder approval prohibited

•	3-year average burn rate for company

•	Plan administrator has authority to accelerate the vesting of awards

•	Shares under the plan subject to performance criteria

5.	Golden Parachutes

a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b.	We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6.	Golden Coffins

a.	We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”).

We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b.	We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7.	Anti Tax Gross-up Policy

a.	We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.	We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8.	Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

9.	Employee Stock Purchase Plans

a.	We vote for qualified plans where all of the following apply:

•	The purchase price is at least 85 percent of fair market value

•	The offering period is 27 months or less

•	The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b.	We vote for non-qualified plans where all of the following apply:

•	All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)

•	There are limits on employee contribution (ex: fixed dollar amount)

•	There is a company matching contribution with a maximum of 25 percent of an employee’s contribution

•	There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10.	401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11.	Stock Compensation Plans

a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12.	Directors Retirement Plans

a.	We vote against retirement plans for non-employee directors.

b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

13.	Management Proposals to Reprice Options

We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

14.	Shareholder Proposals Recording Executive and Director Pay

a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.	We vote against shareholder proposals requiring director fees be paid in stock only.

c.	We vote for shareholder proposals to put option repricing to a shareholder vote.

d.	We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

e.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

f.	We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15.	Management Proposals On Executive Compensation

a.	For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

•	Company performance over the last 1-, 3- and 5-year periods on a total shareholder return basis

•	Performance metrics for short- and long-term incentive programs

•	CEO pay relative to company performance (is there a misalignment)

•	Tax gross-ups to senior executives

•	Change-in-control arrangements

•	Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

b.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

16.	Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

•	While employed and/or for one to two years following the termination of their employment; or

•	For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

•	Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place

•	Actual stock ownership of the company’s named executive officers

•	Policies aimed at mitigating risk taking by senior executives

•	Pay practices at the company that we deem problematic

I.	State/Country of Incorporation

1.	Voting on State Takeover Statutes

a.	We vote for proposals to opt out of state freeze-out provisions

b.	We vote for proposals to opt out of state disgorgement provisions.

2.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions

a.	We vote against proposals to amend the charter to include control share acquisition provisions.

b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.	We vote for proposals to restore voting rights to the control shares.

d.	We vote for proposals to opt out of control share cashout statutes.

J.	Mergers and Corporate Restructuring

1.	Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc…); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2.	Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3.	Spin-offs

We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4.	Asset Sales

We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5.	Liquidations

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6.	Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7.	Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8.	Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9.	Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.	Social and Environmental Issues

1.	In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value may be difficult to quantify. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders’ social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

a.	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

b.	the percentage of sales, assets and earnings affected;

c.	the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

d.	whether the issues presented should be dealt with through government or company-specific action;

e.	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

f.	whether the company’s analysis and voting recommendation to shareholders is persuasive;

g.	what other companies have done in response to the issue;

h.	whether the proposal itself is well framed and reasonable;

i.	whether implementation of the proposal would achieve the objectives sought in the proposal; and

j.	whether the subject of the proposal is best left to the discretion of the board.

2.	Among the social and environmental issues to which we apply this analysis are the following:

a.	Energy Efficiency and Resource Utilization

b.	Environmental Impact and Climate Change

c.	Human Rights and Impact on Communities of Corporate Activities

d.	Equal Employment Opportunity and Non Discrimination

e.	ILO Standards and Child/Slave Labor

f.	Product Integrity and Marketing

g.	Sustainability Reporting

h.	Board Representation

i.	Animal Welfare

L.	Miscellaneous

1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2.	Political Contributions

In general, we vote on a case-by-case basis on shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

•	Does the company have a political contributions policy publicly available

•	How extensive is the disclosure on these documents

•	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

•	Does the company provide information on its trade association expenditures

•	Total amount of political expenditure by the company in recent history

3.	Operational Items

a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.	We vote against proposals to approve other business when it appears as voting item.

4.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of a quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	regulatory filings

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.	Stock (Scrip) Dividend Alternatives

a.	We vote for most stock (scrip) dividend proposals.

b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth in Section V may be changed from time to time by ClearBridge in its sole discretion.

VI.	OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B	Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.	DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII.	RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

•	a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JANUARY 8, 2015

CLEARBRIDGE REAL ESTATE OPPORTUNITIES FUND

STATEMENT OF ADDITIONAL INFORMATION

            , 2016

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated             , 2016, relating specifically to the proposed merger of LMP Real Estate Income Fund Inc. (“RIT”) with and into Legg Mason Funds Trust (“LM Turst”), in accordance with the Maryland General Corporation Law and the Maryland Statutory Trust Act (the “Merger”). You may obtain a copy of the Proxy Statement/Prospectus to by contacting LM Trust at (888) 777-0102, by writing LM Trust at the address listed above or by visiting our website at http://www.lmcef.com. The Merger is to occur pursuant to an Agreement and Plan of Merger. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

1. General Information	S-2
2. Financial Statements and Other Incorporated Documents	S-2
3. Report of Independent Public Accounting Firm	S-3
4. Pro Forma Financial Statements	S-4

GENERAL INFORMATION

The Special Meeting of Stockholders of RIT, at which RIT stockholders will consider the Merger, will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on March 18, 2016 at 10 a.m., Eastern Time. For further information about the Merger, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS AND OTHER INCORPORATED DOCUMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated             , 2016 consists of this cover page, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the SEC and is incorporated by reference herein:

The financial statements of RIT as included in RIT’s Annual Reports filed for the last-completed fiscal year, and semi-annual period, if applicable, for RIT:

•	LMP Real Estate Income Fund Inc., Semi-Annual Report to Stockholders for the six-month period ended June 30, 2015, filed with the SEC on August 24, 2015 (accession no. 0001193125-15-300258).

•	LMP Real Estate Income Fund Inc., Annual Report to Stockholders for the Fiscal Year Ended December 31, 2014, filed with the SEC on February 25, 2015 (accession no. 0001193125-15-062123).

The financial statements of CRO are included herein.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholder

Legg Mason Funds Trust:

We have audited the accompanying statement of assets and liabilities (in organization) of ClearBridge Real Estate Opportunities Fund (the “Fund”) as of November 23, 2015 and related statement of operations (in organization) for the period from October 21, 2015 to November 23, 2015. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash held as of November 23, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ClearBridge Real Estate Opportunities Fund as of November 23, 2015, and the results of its operations for the period from October 21, 2015 to November 23, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 8, 2016

ClearBridge Real Estate Opportunities Fund

STATEMENT OF ASSETS AND LIABILITIES (in Organization)

November 23, 2015

Assets

Cash	$100,000
Deferred offering costs	60,000
Receivable from Advisor	85,000

Total assets	245,000

Liabilities

Accrued offering costs	60,000
Payable for organizational expenses	85,000

Total liabilities	145,000

Total Net Assets	$100,000

Net Assets
Paid-in capital (unlimited shares authorized, 10,000 shares issued and outstanding)	$100,000

Total Net Assets	$100,000

Net Asset Value	$10.00

See Accompanying Notes to Financial Statements.

ClearBridge Real Estate Opportunities Fund

STATEMENT OF OPERATIONS (in Organization)

For the Period from October 21, 2015 to November 23, 2015

Investment Income

Investment income	$—

Expenses

Organizational expenses	85,000

Total expenses	85,000

Less: Fee waivers and/or expense reimbursements	(85,000)

Net expenses	—

Net investment income	$—

See Accompanying Notes to Financial Statements.

PRO FORMA FINANCIAL STATEMENTS

ClearBridge Real Estate Opportunities Fund

Notes to Statement of Assets and Liabilities (in Organization)

November 23, 2015

Note 1 – Organization

ClearBridge Real Estate Opportunities Fund (the “Fund”) is a series of the Legg Mason Funds Trust (the “Trust”). The Trust was organized on October 21, 2015 as a Maryland statutory trust under the laws of the State of Maryland and is an open-end investment management company registered under the Investment Company Act of 1940, as amended. The Fund’s primary investment objective is total return. The Fund has not yet commenced investment operations.

Note 2 – Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the Statement of Assets and Liabilities (in Organization).

Organization costs

Organization costs associated with the establishment of the Fund are charged to expense as they are incurred.

Offering costs

Costs incurred by the Fund in connection with the commencement of the Fund’s operations are being amortized on a straight line basis over twelve months.

Federal Income Taxes

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year.

Note 3 – Management Agreement and Transactions with Affiliates

LMPFA is the Fund’s investment manager and ClearBridge Investments, LLC is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

As compensation for its subadvisory services, LMPFA pays ClearBridge 70% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the Management Agreement (including without limitation any subadvisory fee paid to another subadviser to the fund) and (ii) expense waivers, if any, and reimbursements. In no event shall such subadvisory fee be less than zero. LMPFA pays Western Asset a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

Legg Mason Investor Services, LLC, (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Certain officers and one trustee of the Fund are employees of Legg Mason Inc. (“Legg Mason”) or its affiliates and do not receive compensation from the Fund.

ClearBridge Real Estate Opportunities Fund

Notes to Statement of Assets and Liabilities (in Organization) (continued)

November 23, 2015

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.25% for Class A shares, 1.45% for Class A2 shares, 2.00% for Class C shares, 1.25% for Class FI shares, 1.50% for Class R shares, 0.90% for Class I shares, 0.80% for Class IS shares and 1.00% for Class O shares subject to recapture as described below. In addition, total annual operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ (the “Board”) consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above. Expenses waived during the period amounted to $42,500 relating to organization costs (refer Note 4).

Note 4 – Organization and Offering Costs

The Fund estimates organizational and offering costs to total $85,000 and $161,762, respectively and is estimated to have incurred $85,000 and $60,000, respectively as at November 23, 2015. The Manager of the Fund has agreed to pay fifty percent of those total costs, $42,500 and $80,881 organizational and offering costs, respectively. As such, the fund’s payments of such costs would be reduced by $42,500 and $80,881, respectively. These figures represent estimates as the actual related expenses are not known as of the date of the statement of Assets and Liabilities (in Organization), and the actual organizational and offering expenses to be paid may vary substantially from these estimates.

PART C

OTHER INFORMATION

Item 15.	Indemnification

The Registrant has entered into an Indemnification Agreement with each trustee whereby the Registrant has agreed to indemnify each trustee against expenses and costs actually and reasonably incurred by such director in connection with any claims, suits or proceedings; provided that no indemnification shall be provided to the extent that the director engaged in conduct for which indemnification may not lawfully be provided to the such director.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

To the maximum extent permitted by Maryland statutory or decisional law, as amended or interpreted, no current or former director or officer of the Registrant shall have any liability to the Registrant or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

The Registrant shall indemnify and advance expenses to its currently acting and its former trustees to the fullest extent that indemnification of directors is permitted by Maryland statutory or decisional law. The Registrant shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland statutory or decisional law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. This indemnification applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Article IX of the Registrant’s Declaration of Trust addresses the limitation of liability and indemnification of the Registrant’s Trustees, officers and others. Section 9.2(a) of the Declaration of Trust provides that no current or former Trustee, officer, or employee of the Registrant will be subject to any personal liability whatsoever to any person (including without limitation any shareholder), other than to the Registrant or any series, in connection with the affairs of the Registrant. Further, Section 9.2(b) of the Declaration of Trust provides that, subject to applicable federal law, no current or former Trustee or officer of the Registrant will be liable to the Registrant or to any shareholder for money damages except:

•	to the extent that it is proved that the person actually received an improper benefit or profit in money, property, or services, or

•	to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Section 9.5 of the Declaration of Trust states requires that, subject to certain exceptions and limitation expressed in the Declaration of Trust, each current and former Trustee, officer, or employee of the Registrant, including persons who serve at the request of the Registrant as directors, trustees, officers, employees, agents or independent contractors of another organization in which the Registrant has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”), shall

C-1

be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim in which he becomes involved as a party or otherwise by virtue of his being (or having served) in such position and against amounts paid or incurred by him in settlement thereof. Section 9.5 of the Declaration of Trust further provides that no indemnification shall be provided to the that extent such indemnification is prohibited by applicable federal law. The Declaration of Trust also sets forth provisions outlining presumptions that may be made relating to a person’s standard of conduct and when expenses may be advanced.

In addition, to the foregoing, the Registrant has entered into an Indemnification Agreement with each of its Trustees that provides for indemnification consistent with the principles described above. These Indemnification Agreements set forth certain procedural aspects with respect to indemnification, including the advancement of expenses, and presumptions relating to the determination of whether the standard of conduct required for indemnification has been met, as well as remedies for the indemnity in the event that, among other things, determinations as to entitlement to indemnification, advancement of expenses and indemnity payments are not made in accordance with the procedures specified therein.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is prohibited as against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Under the Distribution Agreement, the Registrant agrees to indemnify LMIS, its officers, directors and employees and any person who controls LMIS within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which LMIS, its officers, directors and employees or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant’s Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect LMIS or such other parties against any liability to the Registrant or its shareholders to which LMIS or such other parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of reckless disregard of their obligations and duties under the Distribution Agreement.

The Registrant’s Management Agreements and Subadvisory Agreements generally provide that the manager or subadviser, as applicable, assumes no responsibility under the Agreements other than to render the services called for under the Agreements in good faith. The Management Agreements and Subadvisory Agreements generally further provide that the manager or the subadviser, as applicable, shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund, provided that nothing in the Agreements protect the manager or the subadviser, as applicable, against any liability to a fund to which the manager or subadviser, as applicable, would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreements. With respect to Permal Alternative Select Fund, the manager and subadvisers have agreed to cross-indemnification for certain acts or omissions except for gross negligence and other exceptions.

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Item 16.	Exhibits

Exhibit No.	Exhibit

1(a)	Certificate of Trust(1)

1(b)	Declaration of Trust*

2	By-Laws*

3	Not applicable

4	Form of Agreement and Plan of Merger is included in Part A of the Registration Statement on Form N-14

5	Instruments defining rights of security holders are contained in the Declaration of Trust and By-Laws, which are incorporated by reference to Exhibits 1(b) and 2 of Item 16 of Part C herewith.

6(a)	Management Agreement with Legg Mason Partners Fund Advisor, LLC*

6(b)	Subadvisory Agreement between Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and ClearBridge Investments, LLC (“ClearBridge”)*

6(c)	Subadvisory Agreement between LMPFA and Western Asset Management Company (“Western Asset”)*

7	Not applicable.

8	Not applicable

9(a)	Custodian Services Agreement with State Street Bank and Trust Company (“State Street”)*

9(b)	Fund Accounting Services Agreement with State Street*

10(a)	Form of Distribution Agreement with Legg Mason Investor Services, LLC (“LMIS”)*

10(b)	Form of Dealer Agreement*

11	Opinion and Consent of Foley & Lardner LLP as to the legality of the securities being registered*

12	Form of Opinion of Simpson Thacher & Bartlett LLP supporting tax matters and consequences to stockholders discussed in the Proxy Statement/Prospectus*

13	Transfer Agency and Services Agreement with BNY Mellon Investment Servicing (US) Inc.*

14(a)	Consent of Independent Registered Public Accounting Firm with respect to LMP Real Estate Income Fund Inc.*

14(b)	Consent of Independent Registered Public Accounting Firm with respect to ClearBridge Real Estate Opportunities Fund*

15	Not applicable

16	Power of Attorney(1)

17(a)	Form of Proxy Card*

17(b)	Code of Ethics of Legg Mason & Co., LLC (adopted by LMPFA and LMIS)*

17(c)	Code of Ethics of ClearBridge*

17(d)	Code of Ethics of Western Asset*

17(e)	Subscription Agreement*

17(f)	Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R, I and O shares*

17(g)	Rule 18f-3(d) Multiple Class Plan pursuant to Rule 18f-3*

*	Filed herewith.
(1)	Filed on October 30, 2015 with Registrant’s Registration Statement on Form N-14 (File No. 333-207712) and incorporated herein by reference.

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Item 17.	Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145c, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file a post-effective amendment to this registration statement including a signed opinion of Simpson Thacher & Bartlett LLP supporting tax matters and consequences to stockholders discussed in the Proxy Statement/Prospectus.

C-4

SIGNATURES

As required by the Securities Act of 1933, as amended, this amendment to the registration statement has been signed on behalf of the Registrant, in the City of Baltimore and State of Maryland, on the 8th day of January, 2016.

LEGG MASON FUNDS TRUST

By:	/s/ Jane E. Trust
Jane E. Trust
Chairman, Chief Executive Officer and President

As required by the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jane E. Trust	Chairman, Chief Executive Officer, President and Trustee (Principal Executive Officer)	January 8, 2016
Jane E. Trust

/s/ Richard F. Sennett	Principal Financial Officer	January 8, 2016
Richard F. Sennett

/s/ Robert D. Agdern*	Trustee	January 8, 2016
Robert D. Agdern

/s/ Carol L. Colman*	Trustee	January 8, 2016
Carol L. Colman

/s/ Daniel P. Cronin*	Trustee	January 8, 2016
Daniel P. Cronin

/s/ Paolo M. Cucchi*	Trustee	January 8, 2016
Paolo M. Cucchi

/s/ Leslie H. Gelb*	Trustee	January 8, 2016
Leslie H. Gelb

/s/ William R. Hutchinson*	Trustee	January 8, 2016
William R. Hutchinson

/s/ Eileen Kamerick*	Trustee	January 8, 2016
Eileen Kamerick

/s/ Dr. Riordan Roett*	Trustee	January 8, 2016
Dr. Riordan Roett

*By:	/s/ Jane E. Trust
Jane E. Trust,
Attorney-in-Fact, January 8, 2016

The original powers of attorney authorizing Jane E. Trust to execute this Registration Statement, and any amendments thereto, for each a trustee of the Registrant on whose behalf this Registration Statement is filed have been executed and incorporated by reference herein as Exhibit 16.

C-5

INDEX TO EXHIBITS

Index No.	Description of Exhibit

1(b)	Declaration of Trust

2	By-Laws

6(a)	Management Agreement with Legg Mason Partners Fund Advisor, LLC

6(b)	Subadvisory Agreement between Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and ClearBridge Investments, LLC (“ClearBridge”)

6(c)	Subadvisory Agreement between LMPFA and Western Asset Management Company (“Western Asset”)

9(a)	Custodian Services Agreement with State Street Bank and Trust Company (“State Street”)

9(b)	Fund Accounting Services Agreement with State Street

10(a)	Form of Distribution Agreement with Legg Mason Investor Services, LLC (“LMIS”)

10(b)	Form of Dealer Agreement

11	Opinion and Consent of Foley & Lardner LLP as to the legality of the securities being registered

12	Form of Opinion of Simpson Thacher & Bartlett LLP supporting tax matters and consequences to stockholders discussed in the Proxy Statement/Prospectus

13	Transfer Agency and Services Agreement with BNY Mellon Investment Servicing (US) Inc.

14(a)	Consent of Independent Registered Public Accounting Firm with respect to LMP Real Estate Income Fund Inc.

14(b)	Consent of Independent Registered Public Accounting Firm with respect to ClearBridge Real Estate Opportunities Fund

17(a)	Form of Proxy Card

17(b)	Code of Ethics of Legg Mason & Co., LLC (adopted by LMPFA and LMIS)

17(c)	Code of Ethics of ClearBridge

17(d)	Code of Ethics of Western Asset

17(e)	Subscription Agreement

17(f)	Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R, I and O shares

17(g)	Rule 18f-3(d) Multiple Class Plan pursuant to Rule 18f-3